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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

PERDOCEO EDUCATION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PERDOCEO EDUCATION CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

May 21, 2026

NOTICE AND PROXY STATEMENT

April 9, 2026

Dear Stockholder:

I cordially invite you to attend our 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on May 21, 2026. The Annual Meeting will start promptly at 9:00 a.m., Central Daylight Saving Time, at our campus support center at Perdoceo Education Corporation, 1750 East Golf Road, Suite 350, Schaumburg, Illinois 60173. If you plan to attend the 2026 Annual Meeting, please call our Investor Relations support team at the Alpha IR Group at (312) 445-2870.

The attached Notice of Annual Meeting and Proxy Statement describes how our Board of Directors operates, provides biographical information on our director nominees, gives information for the voting matters to be acted upon at the Annual Meeting and explains the proxy voting process.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please take a moment now to vote your shares by Internet or by toll-free telephone call. If you received a paper copy of the Notice of Annual Meeting and Proxy Statement, you may also vote your shares by signing, dating and returning the enclosed proxy card or voting instruction form.

We look forward to seeing you on May 21, 2026 and urge you to vote as soon as possible.

Sincerely,

Todd S. Nelson President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF PERDOCEO EDUCATION CORPORATION

TO BE HELD ON MAY 21, 2026

Time: Registration begins: 8:30 a.m., Central Daylight Saving Time

Admission to the meeting: 8:45 a.m. Meeting begins: 9:00 a.m.

Date: May 21, 2026

Place: Perdoceo Education Corporation, 1750 East Golf Road, Suite 350, Schaumburg, Illinois 60173

To the Stockholders of Perdoceo Education Corporation:

We will hold our 2026 Annual Meeting of Stockholders at the time, date and location specified above, to act and vote on the following matters:

(1)
To elect nine directors of Perdoceo Education Corporation;
(2)
To approve the Perdoceo Education Corporation 2026 Long-Term Incentive Plan;
(3)
To approve, by a non-binding advisory vote, executive compensation paid by Perdoceo Education Corporation to its named executive officers, commonly referred to as a “Say-on-Pay” proposal;
(4)
To ratify the selection of Grant Thornton LLP as the independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2026; and
(5)
To consider any other business or matters that are properly raised at the meeting or at any adjournments or postponements of the meeting.

Only stockholders of record at the close of business on March 27, 2026, the record date, are entitled to notice of and to vote at the meeting. Please contact Georgeson LLC, our proxy solicitation firm, toll-free at (866) 856-6388 if you have any questions regarding voting.

By order of the Board of Directors,

Greg E. Jansen
Corporate Secretary

Schaumburg, Illinois

April 9, 2026

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 21, 2026

The Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and the means to vote by Internet are available at www.ProxyVote.com.

Your Vote Is Important

Please vote as promptly as possible by using the Internet or telephone or by signing, dating and returning the proxy card mailed to those who receive paper copies of the Notice of Annual Meeting and Proxy Statement.

PROXY STATEMENT

PROXY STATEMENT

Perdoceo Education Corporation

1750 East Golf Road

Schaumburg, Illinois 60173

(847) 781-3600

INFORMATION ABOUT VOTING AND THE MEETING

Why did I receive these proxy materials?

Perdoceo Education Corporation (“Perdoceo,” the “Company,” “we,” “us” or “our”) is holding its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting” or “Annual Meeting”) on May 21, 2026. You have received these materials in connection with the solicitation of proxies by our Board of Directors (the “Board”) for the 2026 Annual Meeting and for any adjournment or postponement thereof.

You are invited to attend the 2026 Annual Meeting of Stockholders on May 21, 2026, beginning at 9:00 a.m., Central Daylight Saving Time. The Annual Meeting will be held at our campus support center at Perdoceo Education Corporation, 1750 East Golf Road, Suite 350, Schaumburg, Illinois 60173. If you plan to attend the 2026 Annual Meeting, please call our Investor Relations support team at the Alpha IR Group at (312) 445-2870.

Notice of Internet Availability of Proxy Materials

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we provide our stockholders with the choice of accessing the 2026 Annual Meeting proxy materials on the Internet, rather than receiving printed copies of those materials through the mail. In connection with this process, a Notice Regarding the Internet Availability of Proxy Materials is being mailed to our stockholders who have not previously requested electronic access to our proxy materials or paper proxy materials. The notice contains instructions on how you may access and review our proxy materials on the Internet and how you may vote your shares. The notice will also tell you how to request our proxy materials in printed form or by email, at no charge. The Company believes this process provides its stockholders the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and delivering the proxy materials.

This Proxy Statement and the enclosed proxy card are being made available to our stockholders on or about April 9, 2026 and we anticipate that the Notice Regarding the Internet Availability of Proxy Materials will be mailed to stockholders beginning on or about April 9, 2026.

Who is entitled to vote at the Annual Meeting?

Stockholders of Perdoceo, as recorded in our stock transfer records as of the close of business on March 27, 2026 (the “Record Date”), are entitled to vote at the 2026 Annual Meeting.

Outstanding shares

As of the Record Date, the Company had 62,701,405 outstanding shares of common stock. Each outstanding share of common stock is entitled to one vote on each voting matter at the Annual Meeting.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the 2026 Annual Meeting. Stockholders will be admitted to the meeting beginning at 8:45 a.m., Central Daylight Saving Time. Seating will be limited. If you plan to attend the 2026 Annual Meeting, please call our Investor Relations support team at the Alpha IR Group at (312) 445-2870.

What do I need to present for admission to the Annual Meeting?

You will need to present proof of your ownership of the Company’s common stock, such as a bank or brokerage account statement, and a form of personal identification to be admitted to the Annual Meeting. No cameras, recording equipment, large bags, briefcases or packages will be permitted at the 2026 Annual Meeting. All electronic devices will need to be turned off during the 2026 Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

You hold shares as a stockholder of record if your shares are registered directly in your name in our stock transfer records, which are managed by Computershare Trust Company, N.A., our transfer agent. The Company provides the proxy materials directly to you as a stockholder of record.

You hold shares as a beneficial owner if your shares are held in a stock brokerage account or by a bank or other holder of record. This form of ownership is commonly referred to as holding shares in “street name.” Your broker, bank or other stockholder of record forwards the proxy materials and that stockholder of record’s voting instructions to you. As the beneficial owner, you direct your broker, bank or other stockholder of record how to vote your shares by following the instructions provided.

How do proxies work?

Our Board of Directors is asking you to appoint Greg Jansen and Andrew Terry as your proxy holders to vote your shares at the 2026 Annual Meeting. Mr. Jansen is the Company’s Senior Vice President, General Counsel and Corporate Secretary, and Mr. Terry is the Company's Associate General Counsel and Assistant Corporate Secretary.

You may appoint these individuals by voting your shares by Internet or by toll-free telephone call, as described below. If you receive a paper copy of the Notice of Annual Meeting and Proxy Statement, you may also vote your shares by signing, dating and returning the enclosed proxy card or voting instruction form.

Giving us your Internet or telephone vote (or signed proxy card or voting instruction form) means that you authorize Mr. Jansen and Mr. Terry to vote your shares at the 2026 Annual Meeting according to the voting directions you provide through the Internet or telephone voting procedures (or on the proxy card or voting instruction form).

You may vote for or against all, some or none of our director candidates. You may also (a) vote for or against the Perdoceo Education Corporation 2026 Long-Term Incentive Plan, (b) provide your advisory vote for or against approval of compensation paid by the Company to its named executive officers, commonly referred to as a “Say-on-Pay” proposal, and (c) vote for or against the ratification of the selection of the Company’s independent registered public accounting firm. You may also choose to abstain from voting on any of these matters.

Unless you indicate otherwise through the Internet or telephone voting procedures (or on your proxy card or voting instruction form), you also authorize your proxy holders, to the extent permitted under securities regulations, to vote your shares on any matters not known by the Board of Directors at the time this Proxy Statement was printed and that, under our Seventh Amended and Restated By-Laws (the "By-Laws"), may be properly presented for action at the 2026 Annual Meeting.

How do I vote if I am the stockholder of record?

You can vote in person at the Annual Meeting by completing a ballot at the meeting or you can vote by proxy as follows:

By Internet: The website for Internet voting is listed in the Notice Regarding the Internet Availability of Proxy Materials (or on the proxy card if you receive a paper copy of the Proxy Statement). Internet voting allows you to confirm that your instructions have been followed.

By telephone: Use the toll-free number listed in the Notice Regarding the Internet Availability of Proxy Materials (or on the proxy card if you receive a paper copy of the Proxy Statement). Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly received.

By mail (if you receive a paper copy of the Proxy Statement): Complete, sign, date and return your proxy card in the enclosed pre-addressed, postage-paid envelope.

Internet and telephone voting procedures use a control number that appears on your Notice Regarding the Internet Availability of Proxy Materials (or on your proxy card if you receive a paper copy of the Proxy Statement) to authenticate you as a stockholder of record and to allow you to confirm that your voting instructions have been properly recorded.

If you vote by Internet or telephone, you do not need to sign and return the proxy card.

Each Internet or telephone vote and each executed and returned proxy card will be voted as directed. If you sign your proxy card and do not provide voting directions, the proxy will be voted in accordance with the Board’s voting recommendations contained in this Proxy Statement.

Please contact our proxy solicitation firm, Georgeson LLC, toll-free at (866) 856-6388 if you have any questions regarding voting.

How do I vote if I am a beneficial owner through a stock brokerage account, a bank or other holder of record?

You will receive materials and instructions from your stockbroker, bank or other firm that you must follow in order to have your shares voted.

You will not be able to vote in person at the 2026 Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other firm and present it at the 2026 Annual Meeting.

Stockholders are advised to provide their voting instructions promptly to allow brokers sufficient time to process the voting instructions. Broker non-votes will be included for purposes of determining whether a quorum is present at the 2026 Annual Meeting. Broker non-votes are proxies received by Perdoceo from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

What is a quorum?

A quorum is the number of shares that must be present at a meeting to have a valid meeting and valid vote. The required quorum to transact business at the 2026 Annual Meeting is a majority of the voting power of shares of Perdoceo common stock issued and outstanding and entitled to vote as of the Record Date.

The inspector of elections appointed for the 2026 Annual Meeting will tabulate the votes cast by proxy and in person at the 2026 Annual Meeting to determine whether or not a quorum is present. For purposes of determining whether a quorum is present, the inspector of elections will count abstentions and broker non-votes as shares that are present and entitled to vote.

Who will count the vote?

At the 2026 Annual Meeting, the inspector of elections appointed by the Board of Directors will tabulate the voting results.

What are the Board of Directors’ recommendations on each proposal?

The Board of Directors recommends that you:

•
Vote FOR all of the Board of Directors’ nominees for election as directors.
•
Vote FOR the Perdoceo Education Corporation 2026 Long-Term Incentive Plan.
•
Vote FOR the non-binding stockholder advisory vote to approve executive compensation paid by the Company to its named executive officers.
•
Vote FOR the ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2026.

What vote is required to approve each proposal?

•
Election of Directors: Each outstanding share of our common stock is entitled to one vote for as many separate nominees as there are directors to be elected. If none of our stockholders provide the Company with notice of an intention to nominate one or more candidates to compete with the Board’s nominees in a director election, or if our stockholders have withdrawn all such nominations by the tenth day before the Company mails its notice of meeting to our stockholders, a nominee for director will be elected to the Board of Directors if the votes cast “FOR” the nominee exceed the votes cast “AGAINST” the nominee. Abstentions and broker non-votes have no effect on the election of directors, because directors receiving a majority of votes cast will be elected at the 2026 Annual Meeting. If the number of director nominees exceeds the number of directors to be elected, the directors will be elected by the vote of a plurality of the votes cast at the 2026 Annual Meeting. If directors are to be elected by a plurality of the votes cast, stockholders are not permitted to vote against a nominee.
•
Perdoceo Education Corporation 2026 Long-Term Incentive Plan: Approval of the Perdoceo Education Corporation 2026 Long-Term Incentive Plan requires the favorable vote of a majority of the shares of common stock present in person or by proxy and entitled to vote the subject matter at the 2026 Annual Meeting. Abstentions are treated as shares present and not voting, so abstaining has the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the vote.

•
Advisory Vote on Executive Compensation: Approval, by a non-binding advisory vote, of the compensation paid by the Company to its named executive officers requires the favorable vote of a majority of the shares of common stock present in person or by proxy and entitled to vote the subject matter at the 2026 Annual Meeting. Abstentions are treated as shares present and not voting, so abstaining has the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the vote.
•
Ratification of Independent Registered Public Accounting Firm: Ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2026 requires the favorable vote of a majority of the shares of common stock present in person or by proxy and entitled to vote the subject matter at the 2026 Annual Meeting. Abstentions are treated as shares present and not voting, so abstaining has the same effect as a vote “AGAINST” this proposal. This proposal to ratify the appointment of Grant Thornton LLP will be considered a “routine” matter, and accordingly, brokers and other nominees will have discretionary authority to vote on this proposal.

As provided by law, the advisory vote to approve executive compensation is non-binding. The Board will review and consider the result of the vote when determining executive compensation.

What happens if a director nominee does not receive sufficient votes to be elected to the Board of Directors?

Under Delaware law, an incumbent director who fails to receive the required vote “holds over,” or continues to serve as a director, until his or her successor is elected and qualified. The Company’s Corporate Governance Guidelines provide that the Board expects a director to tender his or her resignation if he or she fails to receive the required number of votes for re-election and that if an incumbent director fails to receive the required vote for re-election, the Nominating and Governance Committee will act on an expedited basis to determine whether to accept the director’s resignation and will submit such recommendation for prompt consideration by the Board. The Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation. The Nominating and Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation. If the failure of a nominee to be elected at the 2026 Annual Meeting results in a vacancy on the Board, the Board may act to fill that vacancy.

Can I change my vote or revoke my proxy?

Yes. Even after you have submitted your proxy, you may change your vote at any time before it is voted at the 2026 Annual Meeting. To change your vote for shares you own directly as a stockholder of record, you may:

•
vote again at a later date by Internet or telephone; or
•
deliver a signed and dated proxy card that is dated later than your prior executed proxy card; or
•
submit a revocation letter with a later date than your proxy card to Perdoceo’s Corporate Secretary; or
•
attend the 2026 Annual Meeting and vote in person.

To revoke your proxy or instructions for shares you hold beneficially in “street name,” you can revoke your voting instructions by informing the holder of record in accordance with that holder’s procedures.

Could other matters be decided at the Annual Meeting?

Yes. At the date of this Proxy Statement, we do not know of any other matters to be presented for consideration at the 2026 Annual Meeting. If any other item or matter does properly come before the 2026 Annual Meeting, your proxy holders will vote in their discretion on that item or matter, to the extent permitted under the regulations of the SEC.

Is there a list of stockholders entitled to vote at the Annual Meeting?

Yes. An alphabetical list of stockholders of record entitled to vote at the 2026 Annual Meeting, showing the address and number of shares registered in the name of each stockholder, will be open to the examination of any stockholder for any purpose germane to the 2026 Annual Meeting during ordinary business hours commencing May 9, 2026, and continuing through the date of the 2026 Annual Meeting at our principal offices, 1750 East Golf Road, Suite 350, Schaumburg, Illinois 60173.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record sharing a single address will receive only one annual report to stockholders, proxy statement or notice of Internet availability of proxy materials, as applicable. This “householding” practice reduces our printing and postage costs. If you or another stockholder of record at a single address wish to receive a separate annual report to stockholders, proxy statement or notice of Internet availability of proxy materials this year or in the future, or if you have not previously participated in householding but wish to opt in, you, he or she may do so. Please contact our Investor Relations support team at the Alpha IR Group at (312) 445-2870 or write to us at Investor Relations, Perdoceo Education Corporation, 1750 East Golf Road, Suite 350, Schaumburg, Illinois 60173.

If you are a “street name” holder, you can request householding by contacting your bank or broker.

Can I access the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K on the Internet?

Perdoceo’s Annual Report on Form 10-K for the year ended December 31, 2025, containing financial and other information pertaining to our company, is being made available to stockholders with this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. The Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K are available at www.ProxyVote.com.

CORPORATE GOVERNANCE AND BOARD MATTERS

The Board of Directors

The current members of the Board of Directors are:

Dennis H. Chookaszian	Kenda B. Gonzales	Patrick W. Gross
William D. Hansen	Gregory L. Jackson	Todd S. Nelson
Hanna Skandera	Leslie T. Thornton	Alan D. Wheat

The Board of Directors met five times in 2025. Each incumbent director attended at least 75% of the aggregate of the total number of Board meetings and the total number of meetings of the committees on which he or she served during the period he or she served as a director or committee member.

Directors are expected to attend annual meetings of the Company’s stockholders, including the 2026 Annual Meeting, absent unusual circumstances. The 2025 Annual Meeting of the Company’s stockholders (the “2025 Annual Meeting”) was attended by all of the directors who served on the Board at the time of that meeting.

Board Leadership Structure

The Board believes that separating the Chairman of the Board and the CEO positions serves the best interests of the Company and its stockholders because it enhances communication among the Board and members of the senior executive team and enables the Board to more effectively oversee the Company’s strategy and strategy implementation. Gregory Jackson, an independent director, has served as the Chairman of the Board since November 16, 2023.

The Corporate Governance Guidelines provide that in the event the position of Chairman of the Board is held by a director that is not independent, the independent directors of the Board of Directors will designate an independent director to serve as the Lead Director. The responsibilities of a Lead Director are to preside at all meetings of the Board at which the Chairman of the Board is not present, including serving as the chairperson of the Board’s executive sessions of independent directors; serve as a liaison between the Chief Executive Officer and independent directors; consult with, and provide input to, the Chairman of the Board regarding the agenda for Board meetings and meeting schedules; and otherwise perform duties as may be delegated by the Board to assist the Board in fulfilling its responsibilities. In addition, the Lead Director has the authority to call meetings of the independent directors and is responsible for conducting exit interviews with resigning executive officers and such other persons as the Board deems necessary or appropriate.

Risk Oversight

The Board of Directors as a whole oversees the Company’s risk management through both the Company’s enterprise risk management process and the internal audit function. While the Board of Directors has the ultimate oversight responsibility for the risk management process, the Board delegates responsibility for certain aspects of risk management to its committees as described below under the heading “Committees of the Board of Directors.”

The Company has a long-standing management-led Risk Committee (the “Risk Committee”) which is currently comprised of the CEO (who serves as the chair), Chief Financial Officer, General Counsel, Chief Compliance Officer, Chief Internal Auditor, Risk & Insurance Program Manager, Senior Vice President—American InterContinental University System, Senior Vice President—Colorado Technical University, Chief Information Officer and Vice President—Human Resources. The Risk Committee reviews enterprise-wide, business-unit specific and other discrete topic risk surveys and assessments twice annually, along with a ranking of the Company’s top risks as determined by the Chief Executive Officer, Chief Financial Officer and Risk Management Program Director and develops implementation plans to manage the risks. The Risk Committee reports at least annually to the Compliance and Risk Committee of the Board regarding identified enterprise risks, risk assessment and mitigation, effectiveness of risk management and related matters.

The Chief Internal Auditor reports directly to the Audit Committee of the Board. The Company’s Internal Audit function prepares both annual and three-year audit plans identifying specific audit activities, scope and prioritization. These audit plans are developed utilizing enterprise risk management survey results, the COSO framework for internal controls and the IT Governance Institute’s COBIT framework and take into account business operations and processes.

Cybersecurity. The Company focuses significant resources on protecting our technology infrastructure and the personal information therein regarding applicants, our students, our alumni and our employees. The Board of Directors, as a whole, oversees the Company’s risk management through both the Company’s enterprise risk management program and the internal audit function. To identify and assess material risks from cybersecurity threats, our enterprise risk management program considers cybersecurity threat risks alongside other Company risks as part of our overall risk assessment process. The Board has delegated oversight of the Company’s management of cybersecurity risk to the Compliance and Risk Committee. Directors with experience in cybersecurity are appointed to this Compliance and Risk Committee to assist in developing strategies and processes for protecting against, responding to, and remediating information security breaches. Those directors are Dennis Chookaszian, Patrick Gross and Leslie Thornton. The Compliance and Risk Committee reviews information security matters quarterly. In addition, the full Board regularly receives updates on cybersecurity matters from our Chief Information Officer, David C. Czeszewski, at each quarterly Board meeting. The Chief Information Officer reports on, among other things, our cyber risks and threats, the status of projects to strengthen our information security systems, an assessment of the information security program, and the emerging threat landscape.

To bolster our internal efforts to mitigate the risks posed by cybersecurity incidents and cyber-attacks, the Company engages third party experts to perform periodic cyber assessments, including security assessments using the Center for Internet Security Controls cybersecurity framework. Additionally, the Company has an information security policy and requires annual information technology security awareness training by its employees. The privacy of student records under the Family Educational Rights and Privacy Act of 1974 (FERPA) is addressed by our information security policy. Information technology employees are also required to acknowledge our IT employee code of conduct on an annual basis. The Company maintains a cybersecurity risk insurance policy as an additional element of our risk mitigation strategy.

Corporate Governance Guidelines and Ethics Codes

The Board of Directors has adopted Corporate Governance Guidelines to assist it in fulfilling its responsibility to exercise its business judgment to act in what it believes to be the best interest of our stockholders. The Corporate Governance Guidelines, as amended, are posted on the Company’s website, www.perdoceoed.com, in the Investor Relations section.

The Board of Directors has adopted a Code of Ethics for Executive Officers and Senior Financial Officers specifically applicable to our executive officers and senior financial officers, including our principal executive officer and principal financial and accounting officers. We have also adopted a Code of Business Conduct and Ethics (together with the Code of Ethics for Executive Officers and Senior Financial Officers, the “Codes”) to promote honest and ethical conduct and compliance with the laws and governmental rules and regulations to which we are subject. The Code of Business Conduct and Ethics is applicable to all of our employees, officers and directors. The Code of Business Conduct and Ethics also incorporates the Company’s Conflicts of Interest Policy, among other policies. Employees are required to complete an annual ethics training course. The Company’s EthicsMatters Hotline provides for anonymous reporting of suspected violations of these Codes, and retaliation against anyone who in good faith reports a concern or cooperates with an investigation is a violation of the Code of Business Conduct and Ethics and will not be tolerated. These Codes are available on our website at www.perdoceoed.com in the Investor Relations section. Any amendments to these Codes will be promptly posted on our website. The Board of Directors must approve any waiver of one or more provisions of these Codes for executive officers or directors. Any waiver approved by the Board will be disclosed promptly on our Internet site and as otherwise required by the rules of the SEC and Nasdaq.

Transactions with Related Persons

The Board of Directors and the Company have established certain policies and procedures regarding review and approval of activities involving related person transactions as defined under applicable SEC regulations. Related persons include anyone who is or has been since the beginning of the last fiscal year a director or director nominee, an executive officer, a stockholder owning 5% or more of our outstanding common stock, or any immediate family member or associate of any of these persons. A person’s “immediate family” includes his or her spouse, parents, stepparents, children, step-children, brothers and sisters, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than a tenant or employee) sharing the person’s home. A person’s “associates” include (a) any corporation or organization (other than the Company or its subsidiaries) of which the person is an officer or partner, or is directly or indirectly the beneficial owner of 10% or more of any class of equity securities; (b) any trust or other estate in which the person has a substantial beneficial interest or serves as trustee or in a similar fiduciary capacity; and (c) any member of the person’s immediate family who has the same home as the person or who is a director or officer of the Company or any of its subsidiaries.

As stated in the Audit Committee's charter, the Board has delegated to the Audit Committee the responsibility to review, approve or ratify any transactions with related persons required to be reported in the Company’s periodic reports with the SEC to determine if such transaction is in the best interests of the Company and its stockholders and is consistent with applicable legal or regulatory requirements. Various policies and procedures require disclosure of and assistance with monitoring for transactions or relationships that may constitute potential related person transactions. The Company’s Code of Business Conduct and Ethics and the Code of Ethics for Executive Officers and Senior Financial Officers discussed above under the heading “Corporate Governance Guidelines and Ethics Codes” require disclosure of potential conflicts of interest. The Company’s EthicsMatters Hotline for anonymous reporting of suspected violations of these Codes supports our monitoring procedures. Directors and executive officers are also required to disclose potential and existing related person transactions when completing annual questionnaires. Corporate legal and accounting staff members also review non-employment related payments to any director or executive officer or any entity that has been identified as a potential affiliate of a director or executive officer.

Based on these reviews, there have been no related person transactions that would require disclosure in this Proxy Statement, nor are we aware of any business or other relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Interests of Certain Persons in Matters to be Acted Upon

Other than the election of directors and any future receipt of awards under our 2026 Long-Term Incentive Plan (if Proposal 2 is approved by our stockholders at the Annual Meeting), none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Annual Meeting as described in this Proxy Statement.

Corporate Responsibility

We are committed to serving and educating our students and conducting our business in ways that are responsible for the environment, the community and our stakeholders without compromising the ability of future generations to meet their own needs. We also recognize the importance of holistic social policies and practices in encouraging and equipping employees to be effective contributors within our organization and the surrounding communities.

We strive to address ongoing environmental concerns, implement responsible social practices and effectively manage sustainability risks and opportunities in order to promote long-term sustainable growth. With a deliberate focus and commitment to the engagement of our employees and educational institutions, we strive to fulfill our mission to serve as an innovator in higher education and to operate our business in a way that respects our students, employees, the community and the planet. The Sustainability section of our website at www.perdoceoed.com highlights some of our responsible environmental practices, our values, our tuition assistance program that supports the professional development of our employees and their dependents, our support of community involvement by providing our eligible employees with paid volunteer time off, the importance of diversity and inclusion and our scholarship funds to benefit our students. Nothing on our website, including our Sustainability page, shall be incorporated by reference into this Proxy Statement.

Committees of the Board of Directors

The Board of Directors has established a standing Audit Committee, Compensation Committee, Compliance and Risk Committee and Nominating and Governance Committee (each, a “Committee”), and each is composed entirely of directors who are “independent,” as defined in the Nasdaq listing standards. Each Committee has a written charter that is posted on our website, www.perdoceoed.com, in the Investor Relations section. Each Committee reports to the full Board of Directors regarding carrying out the Committee responsibilities set forth in its respective charter. In 2025, the Audit Committee held eight meetings, the Compensation Committee held four meetings, the Compliance and Risk Committee held four meetings and the Nominating and Governance Committee held four meetings.

The Board determines Committee assignments annually following the election of directors at the Annual Meeting of Stockholders and at other times as circumstances warrant, in each case upon the recommendation of the Nominating and Governance Committee. The current Committee assignments of the independent directors are shown in the table below.

Director	Audit	Compensation	Compliance and Risk	Nominating and Governance
Dennis H. Chookaszian	X		X	X
Kenda B. Gonzales	X (Chairperson)		X
Patrick W. Gross	X	X	X (Chairperson)
William D. Hansen		X (Chairperson)		X
Gregory L. Jackson (1)		X		X
Hanna Skandera	X		X
Leslie T. Thornton	X		X	X (Chairperson)
Alan D. Wheat		X		X

(1) Mr. Jackson has served as Chairman of the Board since November 16, 2023.

Audit Committee

The Audit Committee, among other of its responsibilities:

•
Oversees our accounting and financial reporting processes, audits of our financial statements, the internal audit department, qualitative aspects of financial reporting to stockholders and the Company’s processes to manage business and financial risk.
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Retains and oversees our independent registered public accounting firm, including reviewing its independence.
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Pre-approves all audit services and permissible non-audit services.
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Reviews, approves or ratifies any transactions with related persons required to be reported in the Company’s periodic reports with the SEC.

The Audit Committee is composed solely of directors who meet all of the independence standards for audit committee members as set forth in the Sarbanes-Oxley Act of 2002, the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq listing standards. After reviewing the qualifications of the Audit Committee’s members, and any relationships they have with Perdoceo that might affect their independence from Perdoceo, the Board of Directors determined that (1) all current members of the Audit Committee are “independent” as that concept is defined in Section 10A of the Exchange Act and as defined in the Nasdaq listing standards, (2) all current members of the Audit Committee are financially literate, and (3) Mr. Chookaszian and Ms. Gonzales each qualify as an “audit committee financial expert” under the applicable rules promulgated under the Exchange Act.

Compensation Committee

The Compensation Committee, among other of its responsibilities:

•
Establishes and reviews the overall compensation philosophy of the Company.
•
Reviews and approves the corporate goals and objectives relevant to Chief Executive Officer compensation; evaluates the Chief Executive Officer’s performance in light of those goals and objectives; determines the Chief Executive Officer’s compensation level based on this evaluation; and presents this assessment and determination to the full Board for ratification.
•
Reviews and approves all compensation and related plans, policies and programs of each of our other executive officers, based, in part, upon recommendations from the CEO, except for broad-based welfare, retirement and other benefit plans, and policies and programs applicable to employees generally (the responsibility for which has been delegated to the Company's Employee Benefits Committee).
•
Administers the Company’s incentive compensation plans and the Clawback Policy (as defined below).
•
Periodically reviews the Company’s strategies and initiatives related to the attraction, development and retention of human capital necessary to meet the Company’s needs.

See “Executive Officers and Executive Compensation—Compensation Discussion and Analysis” and “Executive Officers and Executive Compensation—Compensation Committee Report” below.

The Compensation Committee is composed solely of directors who meet all of the independence standards for compensation committee members as set forth in the Exchange Act and Nasdaq listing standards. After reviewing any relationships the Compensation Committee members have with Perdoceo that might affect their independence from Perdoceo, the Board of Directors has determined that all current members of the Compensation Committee are “independent” as that concept is defined by Rule 10C-1 under the Exchange Act and as defined in the Nasdaq listing standards.

Delegation of Authority. The Compensation Committee Charter specifies that the CEO establishes incentive awards, termination arrangements and salary levels for senior employees other than our executive officers; the CEO provides periodic reports to the Compensation Committee on these matters.

Pursuant to the Company’s Amended and Restated 2016 Incentive Compensation Plan (the “2016 Plan”) and guidelines and procedures adopted thereunder, the Compensation Committee has delegated authority to our CEO to make equity awards to new employees and existing employees (except those who are executive officers under Section 16 of the Exchange Act) of up to 100,000 shares of restricted stock or restricted stock units and up to 100,000 shares in the form of stock options during any 12-month period, with no individual award to exceed the lesser of 50,000 shares or a total value of $100,000.

The Compensation Committee and the Board also have established an Employee Benefits Committee to administer our health and welfare plans, our Employee Stock Purchase Plan (a Section 423 plan under the Internal Revenue Code), our 401(k) plan and general employee benefits plans and programs (but excluding any plans or programs affecting solely our executive officer group). The Employee Benefits Committee is currently composed of the Chief Financial Officer, General Counsel, Senior Vice President – American InterContinental University System, Senior Vice President – Colorado Technical University, Chief Employee Benefits Officer and any other members from time to time appointed by the Board. The Employee Benefits Committee reports its activities and actions to the Compensation Committee on a quarterly basis.

Role of Executive Officers and Management. The Chief Financial Officer, General Counsel and the Company’s designated executive compensation representative generally attend each meeting of the Compensation Committee (except for its executive sessions without management present) to provide input regarding senior management’s view on our overall compensation programs, to provide feedback from key management on the forms of compensation and whether specific forms of compensation and specific performance measures and targets provide appropriate incentives for desired goals and objectives and to provide the Compensation Committee with information such as each executive’s experience, compensation and promotion history, development and other materials necessary or useful to the Compensation Committee’s deliberations. The CEO generally attends the meetings of the Compensation Committee (except for its executive sessions without management present) and submits, together with Pay Governance (as defined below), recommendations to the Compensation Committee concerning performance and pay for the executive officers, excluding himself. As noted above, the CEO establishes incentive awards, termination arrangements and compensation levels for Company officers other than the executive officers, which he does in consultation with the Human Resources department.

Role of Compensation Consultants and Compensation Consultant Conflicts of Interest. As further described below in “Executive Officers and Executive Compensation—Compensation Discussion and Analysis,” the Compensation Committee retained Pay Governance LLC (“Pay Governance”), an independent compensation and benefits consulting firm, to assist the Compensation Committee on executive compensation matters for 2025 executive compensation. Pay Governance advised the Compensation Committee on compensation trends and practices, prepared competitive market reviews on executive compensation levels, provided analyses and data compilations regarding executive compensation and advised on executive pay recommendations for our executive officers. A representative of Pay Governance attends most meetings of the Compensation Committee, including certain executive sessions without management present.

The Compensation Committee has adopted a policy requiring its compensation consultant to be independent of Company management. The policy requires that the independent consultant:

•
Be retained and terminated by the Compensation Committee.
•
Report solely to the Compensation Committee.
•
Be independent of the Company.
•
Not provide any service or undertake any work for the Company other than that performed for the Compensation Committee, and as may from time to time be authorized by the Compensation Committee at the request of the Nominating and Governance Committee of the Board of Directors.

•
Not provide any unrelated services or products to the Company and its affiliates or management, except as allowed under the rules and regulations of the SEC and of any national stock exchange on which securities of the Company are listed.

The Compensation Committee performs a periodic assessment of its consultant’s independence in which it considers the nature and amount of work performed during the year, the nature of any unrelated services performed for the Company, the amount of fees paid for those services in relation to the firm’s total revenues, the consultant’s policies and procedures designed to prevent conflicts of interest, any business or personal relationships between the consultant and any Compensation Committee member or executive officer, and the amount of Company stock owned by the consultant working for the Company. The consultant also periodically prepares a letter for the Compensation Committee providing appropriate assurances and confirmation of the consultant’s independent status. In 2025, Pay Governance did not provide any services to the Company beyond its role as independent consultant to the Compensation Committee, except for assistance with the design of the Company’s 2026 Long-Term Incentive Plan. Based on the above analysis, the Compensation Committee determined that the work of Pay Governance as compensation consultant to the Committee for 2025 executive compensation did not raise any conflict of interest.

Compliance and Risk Committee

The Compliance and Risk Committee, among other of its responsibilities:

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Reviews significant compliance and risk areas and the steps the Company has taken to monitor, control and report these exposures.
•
Monitors the effectiveness of, and recommends improvements to, the Company’s compliance and risk programs.
•
Reviews and approves the Company’s compliance and risk governance structure, including the enterprise risk management and information security frameworks, key risk policies and critical risk tolerance adopted by the Company.
•
Reviews and monitors Company policies and frameworks pertaining to information security, cyber threats and emerging technologies such as artificial intelligence and machine learning.
•
Reviews the effectiveness of the Company’s system for monitoring compliance with laws and regulations relating to the administration of student financial aid and related matters.
•
Monitors compliance with the Company’s codes of conduct and ethics.
•
Monitors procedures for the receipt, retention and treatment of complaints received by the Company regarding compliance matters.

The Compliance and Risk Committee works closely with other Committees to ensure related matters are addressed in the appropriate Committee.

Nominating and Governance Committee

The Nominating and Governance Committee, among other of its responsibilities:

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Identifies candidates who are eligible to serve as directors under the qualification standards set forth in our Corporate Governance Guidelines.
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Reviews the size and structure of the Board, including the independence of the directors.
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Recommends the membership of Committees to the Board.
•
Monitors and identifies best practices in corporate governance and recommends, to the extent required or considered desirable, corporate governance principles to the Board.
•
Reviews potential conflicts of interest of prospective Board members.
•
Reviews and recommends to the Board the compensation and benefits of directors, taking into consideration the director compensation goals included in the Corporate Governance Guidelines.
•
Oversees the evaluation of the Board and each Committee, including through coordinating annual Board self-assessments and evaluations.

Director Selection Process

Director Independence

Our Corporate Governance Guidelines and Nominating and Governance Committee charter require that at least two-thirds of the Board consist of non-employee independent directors as defined under Nasdaq’s listing standards and any other applicable laws or regulations.

Nominating Procedures and Director Qualifications

Our By-Laws address the director nominee selection process, and our Corporate Governance Guidelines address director qualifications.

The Nominating and Governance Committee considers candidates for the Board from any reasonable source, including stockholder and Board recommendations. The Nominating and Governance Committee does not evaluate candidates differently based on who has proposed the candidate. The Nominating and Governance Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating director candidates. The Nominating and Governance Committee recommends candidates for nomination to the Board of Directors.

Stockholders who wish to suggest qualified director candidates for consideration by the Nominating and Governance Committee should write to the Corporate Secretary, Perdoceo Education Corporation, 1750 East Golf Road, Suite 350, Schaumburg, Illinois 60173, specifying the name of the candidate and stating in detail the person’s qualifications. A written statement from the candidate, consenting to be named as a candidate and to serve as a director if nominated and elected, should accompany the recommendation. Stockholders who wish to nominate a director for election at an annual meeting of the stockholders of the Company must comply with the Company’s By-Laws regarding stockholder proposals and nominations. See “Other Information—Proposals of Stockholders” contained in this Proxy Statement.

The Nominating and Governance Committee considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met by a nominee recommended by the Nominating and Governance Committee, the Board or by a stockholder. The Nominating and Governance Committee believes that each member of the Board should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters and no conflict of interest that would interfere with his or her performance as a director. In evaluating and selecting new directors, the Nominating and Governance Committee considers whether the candidate meets the definition of independent director as specified in Nasdaq’s listing standards, as well as such candidate’s strength of character, mature judgment, career specialization, relevant technical skills and the extent to which the candidate would fill a present need for the Board.

In addition, while the Nominating and Governance Committee does not have a formal policy mandating the consideration of diversity in identifying or evaluating director nominees or directors, the Nominating and Governance Committee considers factors such as diversity when evaluating directors and director candidates, with diversity being broadly understood by the Nominating and Governance Committee to mean a variety of backgrounds, qualifications and personal characteristics. The Nominating and Governance Committee has sought candidates with diverse backgrounds and experience in academia, government regulation of postsecondary education, investing, Internet and digital media, accounting, finance and public companies to provide the Board with informed perspectives on the complex business and regulatory environment in which the Company operates. Of our total number of nine directors, we have three directors who are female and two directors who are African-American or Black.

In the case of a current director being considered for re-nomination, the Nominating and Governance Committee also takes into consideration the director’s history of meeting attendance, tenure and preparation for and participation at Board and Committee meetings. The Nominating and Governance Committee generally seeks to have a range of tenures on the Board so that there is a mix of new and longer-term directors to provide a balance of perspectives.

Specific Qualifications, Attributes and Skills Our Directors Bring to the Board

The attributes, skills and experience that our Board members bring to the Company must support the Company’s strategies and actions necessary in dealing with regulatory and economic uncertainties. The discussion below describes the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee to the conclusion that the director nominees are qualified to serve as directors of the Company at this time. However, this summary is not meant to be a complete description of all of the skills and attributes of the director nominees. Additional details on our individual director nominees are presented in their biographies in “Items to be Voted On—Proposal 1: Election of Directors” below.

Educational Services and Related Legal and Regulatory Experience. We offer a comprehensive array of educational degree programs. We operate in a highly regulated industry, which has significant impacts on our business and creates risks and uncertainties. In recent years, there has been substantial focus by various members of the U.S. Congress and federal agencies, including the Department of Education (the “Department”), the Consumer Financial Protection Bureau (the “CFPB”), state attorneys general and the Federal Trade Commission (the “FTC”), on the role that for-profit educational institutions play in higher education. Directors with experience in education and its regulation bring vital experience in understanding regulatory oversight and how it affects academics and operations. They can assist the Board (a) in identifying trends that may impact the Company’s operations, services or business model, (b) in developing compliance models and (c) in delivering academic services.

Strategic Planning and Growth Initiatives. Directors with experience in strategic planning help the Board to oversee the Company’s strategic planning process through identifying growth and other objectives; defining imperatives in compliance, service delivery and other areas; assessing the appropriate business models for our institutions; and analyzing other critical strategic issues for the Company.

Investment Management and Other Financial Expertise. The Board’s strategic planning oversight extends to reviewing and providing input on the Company’s annual business plan and longer-term strategic plan. Those directors with experience in analyzing businesses and developing investment strategies from the investors’ perspective assist the Board in evaluating and establishing the Company’s business plans with the objective of creating value for stockholders.

Directors with experience in financial accounting and reporting, particularly for public companies, bring to the Board the financial expertise and financial literacy required to assist the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, financial reporting and internal control practices of the Company.

Marketing. The Company’s business model is highly dependent on brand management and direct marketing, similar to the manner in which consumer companies market goods and services. Like other companies in the postsecondary education sector, the Company’s marketing programs are subject to extensive federal, state, and local legislation, regulation and scrutiny. Directors with marketing expertise assist the Board in evaluating the Company’s marketing and brand management programs, in assessing alternative marketing approaches, in reviewing the impacts of regulatory requirements on our marketing efforts and approach and applying similar considerations critical to the business models utilized to create organic growth for the Company.

Governance. In discharging its duties, the Board is cognizant of its corporate governance responsibilities across numerous areas from its self-organization, director nomination process, executive compensation, stockholders, and other matters. Directors who gain expertise in corporate governance trends from their other public company boards or other activities assist the Board in early identification of, and decision-making on, corporate governance matters.

Digital Business and Information Technology. The Company delivers online education through its online programs and campuses and has implemented the use of sophisticated personalized learning technologies. The Company continues to invest in its methods for delivering online education, as it seeks to differentiate its institutions through its information technology architecture. Directors with experience working with information technology-intensive businesses assist the Board in overseeing the Company’s information system initiatives, including the development of online programs, and understanding the strengths and risks related to the Company’s online programs and technology infrastructure.

Cybersecurity. In the course of its business, the Company collects and stores sensitive data, including proprietary information and personally identifiable information of our students, employees, and business partners in our data centers and on our networks. The continued occurrence of high-profile data breaches in the market generally provides evidence of serious threats to information security, and, in this regard, the Company’s networks are vulnerable to unauthorized access and security threats. Directors with experience in cybersecurity assist the Board in developing strategies and processes for protecting against and, in the event our networks become compromised, responding to and remediating information security breaches.

Board Skills Matrix

The table below summarizes the specific qualifications, attributes and skills that led the Nominating and Governance Committee to the conclusion that the director nominees are qualified to serve as directors of the Company at this time. This summary, however, is not meant to be a complete description of all of the skills and attributes of the director nominees. Additional details on our individual director nominees are presented in their biographies; see “Items to be Voted On—Proposal 1: Election of Directors” below. An “X” indicates that the required expertise is a specific factor considered in nominating the individual to serve on the Board and, for incumbent Board members, is a specific area of focus or expertise on which the Board relies. Lack of an “X” does not mean that the director nominee does not possess the identified expertise.

Board of Directors (as of April 9, 2026)
Required Expertise	Dennis Chookaszian	Kenda Gonzales	Patrick Gross	William Hansen	Gregory Jackson	Todd Nelson	Hanna Skandera	Leslie Thornton	Alan Wheat
Educational Services and Related Legal and Regulatory Experience		x		x	x	x	x	x	x
Strategic Planning and Growth Initiatives	x	x	x	x	x	x
Investment Management and Other Financial Expertise	x	x	x	x	x	x	x
Marketing	x		x			x			x
Governance	x		x	x		x		x
Digital Business and Information Technology	x		x
Cybersecurity	x		x					x

Communications with the Board of Directors

Stockholders or other interested parties may communicate with the Board of Directors by sending a letter to the Board of Directors, c/o Corporate Secretary, Perdoceo Education Corporation, 1750 East Golf Road, Suite 350, Schaumburg, Illinois 60173. The Corporate Secretary will receive the correspondence and forward it to the director or directors to whom the communication is addressed. From time to time, the Board of Directors may change the process by which stockholders may communicate with the Board or its members. Please refer to the Investor Relations section of our website, www.perdoceoed.com, under the caption “Corporate Governance” for any changes in this process.

DIRECTOR COMPENSATION

For 2025, each independent director, other than the Chairman of the Board and Ms. Skandera, received an annual retainer of $80,000, payable in quarterly installments. The Chairman of the Board receives an annual retainer of $180,000, also payable in quarterly installments. Ms. Skandera, who joined the Board in February 2025, received a prorated portion of the annual retainer payment. In addition, each independent director who serves as a Board Committee chairperson for the Compensation, Compliance & Risk, and Nominating & Governance Committees receives an additional annual retainer of $20,000, payable in quarterly installments. The additional annual retainer of the independent director who serves as the Audit Committee chairperson is $25,000, payable in quarterly installments. An individual meeting fee of $1,500 is paid to the independent directors, including the independent Chairman of the Board with respect to meetings of the full Board, for each Board and Committee meeting commencing with the 18th such Board or 18th such Committee meeting in the 12-month period following the annual meeting of the Company’s stockholders.

In addition, under the director compensation program, each independent director received an annual grant of restricted stock units under the 2016 Plan on the date of our 2025 Annual Meeting with a $140,000 target value at grant, and new directors who join the Board during the year receive a pro rata equity award for their partial year of service. For the 2025-2026 director term, each independent director elected at the 2025 Annual Meeting was granted 5,155 restricted stock units, with each unit representing the contingent right to receive one share of Company common stock on June 14, 2026, subject to continued Board service through the 2026 Annual Meeting of Stockholders.

The final quarterly payment with respect to a calendar year is contingent on the director having attended at least 75% of the aggregate of the total number of Board meetings (held during the portion of the year for which such individual has been a director) plus the total number of meetings held by all Committees on which such person served (during the portion of the year that the person served on such Committee). In the event the director has not achieved such attendance level, the director will forfeit the entire amount of the final quarterly retainer payment. This forfeiture provision does not apply to (1) Board or Committee meeting fees payable when the Board or Committee holds 18 or more meetings during the calendar year, or (2) equity awards (described below).

All directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending Board and Committee meetings and associated with Board or Committee responsibilities, including attendance at one director education program each year. We do not believe the reimbursement of expenses related to attendance at such director education programs to be perquisites as directors are expected to attend such programs, which are integrally and directly related to their service as directors.

Todd Nelson is an employee director and therefore does not receive any additional compensation as a member of the Board. The compensation of Mr. Nelson for 2025 is addressed under the headings “Executive Officers and Executive Compensation—Compensation Discussion and Analysis” and “Executive Officers and Executive Compensation—Compensation Tables.”

Each director is covered by our directors’ and officers’ insurance policy and also has an indemnification agreement providing indemnification and advancement of expenses to the fullest extent permitted by Delaware law.

The total compensation of our independent directors for the year ended December 31, 2025 is shown in the table below.

2025 Director Compensation

Name	Fees Earned in Cash	Dividend Equivalent Payments	Stock Awards(1)	Total
Dennis H. Chookaszian (2)	$80,000	$3,941	$158,413	$242,354
Kenda B. Gonzales (3)	$105,000	$3,941	$158,413	$267,354
Patrick W. Gross (4)	$100,000	$3,941	$158,413	$262,354
William D. Hansen (5)	$100,000	$3,941	$158,413	$262,354
Gregory L. Jackson (6)	$180,000	$3,941	$158,413	$342,354
Hanna Skandera (7)	$72,584	$-	$187,733	$260,317
Leslie T. Thornton (8)	$100,000	$3,941	$158,413	$262,354
Alan D. Wheat (9)	$80,000	$3,941	$158,413	$242,354

(1)
Stock Awards represent time-based, stock-settled restricted stock units. Amounts were calculated as the aggregate grant date fair value, excluding the effect of estimated forfeitures, and utilizing the provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718—Compensation—Stock Compensation (“FASB ASC 718”). See Note 13 of the notes to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 for information regarding the assumptions used in the valuation of our equity awards.
(2)
As of December 31, 2025, Mr. Chookaszian held options to purchase 46,411 shares of Company common stock, 5,155 restricted stock units and 14,619 deferred stock units. The deferred stock units are vested and represent the right to receive one share of the Company’s common stock upon termination of service to the Company.
(3)
Chairperson of the Audit Committee. As of December 31, 2025, Ms. Gonzales held options to purchase 34,590 shares of Company common stock and 5,155 restricted stock units.
(4)
Chairperson of the Compliance and Risk Committee. As of December 31, 2025, Mr. Gross held options to purchase 46,411 shares of Company common stock, 5,155 restricted stock units and 14,619 deferred stock units. The deferred stock units are vested and represent the right to receive one share of the Company’s common stock upon termination of service to the Company.
(5)
Chairperson of the Compensation Committee. As of December 31, 2025, Mr. Hansen held 5,155 restricted stock units.
(6)
Chairman of the Board since November 16, 2023. Lead Director from May 25, 2023 until November 15, 2023. As of December 31, 2025, Mr. Jackson held options to purchase 25,282 shares of Company common stock, 5,155 restricted stock units and 14,619 deferred stock units. The deferred stock units are vested and represent the right to receive one share of the Company’s common stock upon termination of service to the Company.
(7)
Ms. Skandera received an initial grant of 1,129 restricted stock units when she joined the Board in February 2025. As of December 31, 2025, Ms. Skandera held 6,284 restricted stock units.
(8)
Chairperson of the Nominating and Governance Committee. As of December 31, 2025, Ms. Thornton held options to purchase 46,411 shares of Company common stock, 5,155 restricted stock units and 14,619 deferred stock units. The deferred stock units are vested and represent the right to receive one share of the Company’s common stock upon termination of service to the Company.
(9)
As of December 31, 2025, Mr. Wheat held 5,155 restricted stock units.

Stock Ownership Guidelines

The Board of Directors expects independent directors to be active participants in improving stockholder value by maintaining a predetermined level of ownership of Company common stock. Accordingly, the Company maintains stock ownership guidelines that apply to our executive officers and independent directors. On January 22, 2025, the Compensation Committee approved the Company’s Amended and Restated Stock Ownership Guidelines (the “Guidelines”). Under the Guidelines, the independent director ownership target is set at three times the base cash annual retainer for independent directors (excluding any additional retainer amounts for Committee or Chairperson service). There is no specific period of time under the guidelines by which independent directors are required to achieve their ownership target; however, the Board expects each independent director to make continuous progress toward his or her ownership target and retain at least 75% of the “net shares” from equity awards received until such director’s ownership target has been achieved. As of the 2025 annual valuation under the Guidelines, all independent directors at that time were in compliance with the retention requirements and the majority had attained the applicable ownership guideline. See “Executive Officers and Executive Compensation—Compensation Discussion and Analysis—VIII. Corporate Governance Matters—Stock Ownership Guidelines” for further information regarding these stock ownership guidelines.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers

Set forth below are the biographies of, and a table identifying, our executive officers as of March 27, 2026, except for Todd S. Nelson, President and Chief Executive Officer, whose biography can be found in “Matters to be Voted On—Proposal 1: Election of Directors.”

Name	Age	Position
Sunitha Araamudhu	56	Senior Vice President—American InterContinental University System

Elise L. Baskel	48	Senior Vice President—Colorado Technical University

David C. Czeszewski	62	Senior Vice President, Chief Information Officer

Ashish R. Ghia	49	Senior Vice President, Chief Financial Officer and Treasurer

Greg E. Jansen	51	Senior Vice President, General Counsel and Corporate Secretary

John R. Kline	63	Senior Vice President—American InterContinental University System

Julia A. Leeman	54	Senior Vice President—Campus Operations

Michele A. Peppers	50	Vice President, Chief Accounting Officer

The Board of Directors elects our executive officers annually. The executive officers serve at the discretion of the Board of Directors. There are no family relationships among any of the directors or executive officers of Perdoceo.

Sunitha Araamudhu was appointed Senior Vice President of the American InterContinental University System in September 2024 and currently holds the position of President of the American InterContinental University System. Ms. Araamudhu joined the Company in August 2011 and has contributed to various marketing and operations roles with increasing responsibility. Most recently, she served as the Chief Operating Officer of AIUS, where she evaluated strategies and collaborated across the system to ensure top-quality outcomes for all constituents. Prior to her tenure at Perdoceo Education Corporation, Ms. Araamudhu held the position of Vice President of Marketing at HSBC Bank and was previously employed at Sears Holding Corp. Ms. Araamudhu holds a Master of Business Administration from the University of Chicago Booth School of Business and a Master of Science from Cleveland State University.

Elise L. Baskel was appointed Senior Vice President – Colorado Technical University effective January 20, 2022, after serving the Company as Chief Operating Officer of Colorado Technical University since 2019. Ms. Baskel joined the Company in 2010 and has served in various positions of increasing responsibility, including Vice President of University Strategy and Operations from 2016 to 2019. Before joining the Company, Ms. Baskel was a Project Director at Insight to Action, a business growth consulting firm, from 2008 to 2010, leading teams conducting research for various companies in the food and beverage industry. From 2005 to 2007, Ms. Baskel served as Brand Manager for Sara Lee, a bread and dessert company, and from 2000 to 2005 she worked as an Engagement Manager for Prophet, a global brand consulting firm. Ms. Baskel received a Bachelor of Science degree in business administration from the University of Illinois at Urbana-Champaign and a Master of Business Administration from Northwestern University’s Kellogg Graduate School of Management.

David C. Czeszewski joined the Company in 2001 and currently serves as Senior Vice President and Chief Information Officer. Prior to being appointed Interim Chief Information Officer in 2013, Mr. Czeszewski served as Chief Technology Infrastructure Officer managing the enterprise technology infrastructure and service management functions of the Company. He previously served as Chief Information Officer for the Company’s then Online Education Group from 2005 to 2006. Mr. Czeszewski has also held roles such as Vice President of Strategic Development, overseeing Internet development with a special focus on admissions effectiveness, and Director of Project Office/Major Projects, overseeing the enterprise upgrade of a student administration system at each of the Company’s campuses, the centralization of a datacenter and the creation of a new wide-area network. Prior to joining the Company, Mr. Czeszewski was Vice President of Product Development for Commerx, Inc., a provider and operator of eBusiness networks enabling companies and their trading companies to optimize supply chains. He has worked in the technology field since 1986, serving in the consumer electronics, financial services, software product development, and postsecondary education industries. Mr. Czeszewski received a Bachelor of Arts degree in business and computer studies from Lake Forest College and a Master of Business Administration from Dominican University.

Ashish R. Ghia was appointed Senior Vice President and Chief Financial Officer effective March 1, 2018, after serving as Interim Chief Financial Officer since September 21, 2017, and was appointed Treasurer effective December 27, 2021. Mr. Ghia joined the Company in June 2008 and has served in various financial planning and analysis roles of increasing responsibility, including as Vice President Finance since February 2016 and Vice President Financial Planning & Analysis from

October 2012 through January 2016. Mr. Ghia has also served as Assistant Treasurer of the Company from August 2016 until his appointment as Treasurer. Prior to joining the Company, he was a Business Finance Manager with Sears Holdings Corporation from 2006 to 2008, and also held associate positions with PricewaterhouseCoopers LLP and Ernst & Young. Mr. Ghia holds a Bachelor of Commerce degree in financial accounting and audit from the University of Mumbai and a Master of Business Administration from Georgia State University and is a certified public accountant.

Greg E. Jansen was appointed Senior Vice President, General Counsel and Corporate Secretary effective March 16, 2022. Mr. Jansen joined the Company in 2005 as an Associate General Counsel, and served as Vice President and Deputy General Counsel from 2011 until his appointment as Senior Vice President, General Counsel and Corporate Secretary. Prior to joining the Company, Mr. Jansen worked at the law firm of Katten Muchin Rosenman in its corporate group, primarily working on general corporate, securities, private equity and merger and acquisition matters. Mr. Jansen received a Bachelor of Arts degree from Illinois Wesleyan University and a law degree from the University of Minnesota Law School.

John R. Kline joined the Company in October 2015 as Senior Vice President—American InterContinental University. Reflecting AIU’s implementation of a university system, Mr. Kline currently serves as Senior Vice President—American InterContinental University System. Mr. Kline also serves as Chancellor of the American InterContinental University System. Prior to joining the Company, Mr. Kline served in executive leadership roles at several large education companies in the United States. He served as Senior Vice President of Operations of Education Management Corporation (“EDMC”) from July 2011 to December 2013, where he also served as President of EDMC’s Online Higher Education Division from July 2009 to January 2013 and as Senior Vice President of Student Acquisition and Retention from April 2009 to July 2009. Prior to his service at EDMC, from October 2007 to April 2009 Mr. Kline was the Chief Executive Officer of Nelnet Enrollment Solutions (“Nelnet”), which provided solutions to higher education institutions in the area of marketing, recruiting and retention of high-quality students. Prior to his service at Nelnet, Mr. Kline held several roles of increasing responsibility at the University of Phoenix and Apollo Group Inc. (now known as Apollo Education Group, Inc.) from 1996 to 2007, including serving as the Chief Administrative Officer from February 2006 to October 2007. Mr. Kline received a Bachelor of Science degree in accounting from Arizona State University.

Julia Leeman was appointed as Senior Vice President—Campus Operations in December 2024. Ms. Leeman joined the Company in June 2004 and has served in numerous roles during her twenty-year tenure. She began with the Company as Campus President of Sanford-Brown College in St. Peters, Missouri and later moved to Regional Vice President of Operations for Health Education schools overseeing academic and clinical operations, admissions, finance and accreditation compliance at a number of campuses. In 2013 Julia was named Senior Vice President of Transitional Schools Group where she continued to manage academic, financial, centralized services and operational objectives for five major school groups represented by over 70 Health Education campuses and various Culinary, Design & Technology and Transitional campuses across the country. In 2018 she began overseeing campus operations of in-person and hybrid learning, as well as student support areas such as admissions, student finance and academic advising. In addition, Julia oversees the Career Services departments at American InterContinental University System and Trident University. Prior to joining the Company, Julia was a Regional Executive Director after gaining experience over several years in various departmental Director roles such as Career Services, Admissions and Academics at Allied College. She has served on professional and charitable Boards including the American Diabetes Association, the Missouri Committee on Transfer and Articulation and she served as a Director of the Missouri Association of Private Career Colleges and Schools. She holds a Bachelor of Arts degree and a Master of Education degree, both from the University of Missouri.

Michele A. Peppers has served as the Company’s principal accounting officer since April 2015. Ms. Peppers has served in the Company’s finance and accounting departments since 2004 in various roles of increasing responsibility. She has served in her current role of Vice President—Accounting and Reporting, Chief Accounting Officer, since October 2014 and her prior positions with the Company have included Vice President and Assistant Controller from November 2012 to October 2014 and Director of Financial Reporting from March 2009 to November 2012. Prior to joining the Company, she worked as an Accounting Manager for RJ Nelson Enterprises, an owner/operator of restaurants. Ms. Peppers received a Bachelor of Science degree in accounting from the University of Illinois at Chicago and is a certified public accountant.

Compensation Discussion and Analysis

This compensation discussion and analysis describes how the Compensation Committee of our Board of Directors (the “Compensation Committee”) oversees the design and administration of executive compensation programs and how and why the Compensation Committee made its compensation decisions relating to 2025 compensation for executive officers, including the named executive officers. For 2025, our named executive officers were:

Name	Current Title	Tenure in Role
Todd S. Nelson	President and Chief Executive Officer Executive Chairman	August 12, 2015—January 19, 2022; November 16, 2023—Present January 20, 2022—November 15, 2023
Ashish R. Ghia	Senior Vice President and Chief Financial Officer and Treasurer	March 1, 2018—Present as CFO January 20, 2022—Present as Treasurer
Elise L. Baskel	Senior Vice President, Colorado Technical University	January 20, 2022—Present
Greg E. Jansen	Senior Vice President, General Counsel and Corporate Secretary	March 16, 2022—Present
John R. Kline	Senior Vice President, American InterContinental University System	October 19, 2015—Present

This discussion is divided into the following sections:

I.
Executive Overview
II.
Setting Executive Compensation Consistent with the Company’s Compensation Philosophy
III.
Competitive Positioning
IV.
2025 Compensation Decisions
V.
One-Time Payments
VI.
2026 Compensation Changes
VII.
Other Compensation and Benefits
VIII.
Corporate Governance Matters
IX.
Regulatory Considerations

I. Executive Overview

Business Update

Perdoceo’s accredited academic institutions offer a quality postsecondary education to a diverse student population, with fully online, campus-based and hybrid learning programs. The Company’s academic institutions – Colorado Technical University (“CTU”), the American InterContinental University System (“AIUS” or “AIU System”) and University of St. Augustine for Health Sciences (“USAHS”) – provide degree programs from the associate through doctoral level as well as non-degree seeking and professional development programs. Our academic institutions offer students industry-relevant and career-focused academic programs that are designed to meet the educational needs of today’s busy adults. CTU and AIUS continue to show innovation in higher education, advancing personalized learning technologies like their intellipath® learning platform and using data analytics and technology to serve and educate students while enhancing overall learning and academic experiences. USAHS prepares medical professionals to provide quality medical care to communities across the country primarily through its graduate health sciences degree offerings in physical therapy, occupational therapy, speech language therapy and nursing, as well as continuing education programs. Perdoceo’s academic institutions are committed to providing quality education that closes the gap between learners who seek to advance their careers and employers and communities needing a qualified workforce.

Our academic institutions share a common mission of transforming lives through education by equipping primarily adult learners with the practical skills required to succeed in today’s dynamic work force. The academic, operational, and financial successes we achieved in 2025 reinforce our strategy of prioritizing student experience and academic outcomes, which we believe will drive sustainable and responsible growth. Some business highlights from 2025 include:

•
Operating income for the year ended December 31, 2025 increased to $196.0 million as compared to operating income of $174.3 million in the prior year.
•
Total student enrollments increased 7.3% at December 31, 2025 as compared to December 31, 2024, driven by enrollment growth across our academic institutions.
•
Revenue for the year ended December 31, 2025 increased by 24.2% (or $164.8 million) as compared to the prior year, primarily due to an increase of $147.5 million of revenue from the USAHS acquisition which was completed in December 2024 and therefore did not have comparable results in the prior year.

We remain focused on further enhancing and supporting student retention and engagement, while making selective investments in student technology, including exploring AI-based solutions, and leveraging data analytics to identify and engage with prospective students who are most likely to succeed at one of our academic institutions. We continue to make selective investments in student learning and student support processes that we believe will further enhance academic experiences. Lastly, we remained focused on investing in and improving processes that support our corporate engagement programs.

2025 Compensation Highlights

The above business update provides context for these 2025 compensation highlights:

•
The design of our 2025 compensation programs remained materially consistent with 2024.
•
The financial performance measure used for our 2025 annual and long-term incentive programs remains adjusted operating income (“AOI”). We believe AOI is a good indicator of the Company’s operating performance and focuses participants on further enhancing student retention and academic outcomes, while achieving results in a compliant and ethical manner and maintaining academic quality and integrity. Participants are able to understand the impact they have on operating performance, which impacts their short-term and long-term incentive payout.
•
To more closely align with the market median range for their respective roles, the Compensation Committee approved the following changes during 2025: (i) an increase in Mr. Nelson's base salary by 6.25% to $850,000, effective March 1, 2025, (ii) an increase in Mr. Ghia's LTIP target 20% to 180% of base salary, and (iii) an increase in Mr. Jansen's base salary by 6.05% to $412,000, effective March 1, 2025.
•
Our 2025 annual incentive plan (“AIP”) paid out in 2026 at the maximum award opportunity for our named executive officers based on overachievement of our financial objectives.
•
Our 2023 performance-based restricted stock units, with a three year vesting period, vested at the maximum 200% level in March 2026 based on overachievement of our financial objectives.

Compensation Philosophy and Pay for Performance Objective

The Company’s philosophy is that compensation should reflect both Company and the individual performance and be aligned with the interests of stockholders, and that upside and downside compensation potential should exist based on the Company’s performance as measured against pre-defined objectives. Accordingly, the Compensation Committee has approved the design of the executive compensation program that achieves five principal objectives:

•
Attract and retain talented executives by providing compensation competitive with that of other executives of similarly sized companies with similar complexity.
•
Reward executives for strong financial and operational performance by linking compensation to actual business results.
•
Differentiate and reward individual performance in the context of Company performance.
•
Align executives with the long-term interests of stockholders by providing a portion of total compensation in the form of stock-based incentives and by setting target levels of stock ownership.
•
Encourage long-term commitment to the Company with multi-year vesting periods.

Pay Mix. Excellent performance and focused execution of our strategic objectives by our named executive officers is essential to achieving our strategic goals and increasing stockholder value. Our compensation programs are therefore structured so that a significant portion of executive pay is at risk. At-risk pay is directly linked to our progress against our goals, the value we bring to our stockholders or our performance in relation to the performance of our peers.

2025 Compensation Component	Base Salary	Annual Incentive (AIP)	Long-Term Incentive

Type	Cash	Cash	Performance-Based Restricted Stock Units – 50%	Restricted Stock Units – 50%
Performance Link and/or Key Feature	Fixed, based on peer companies and third-party survey data	80% based on Company- wide adjusted operating income performance, 20% based on individual performance, with a 200% payout cap

Settle in stock and cliff vest after three years with the level of vesting between 0% and 200% of target, based on a two-year defined adjusted operating income performance measure; further, the level of vesting will be reduced to 50% if the adjusted operating income performance for the third year does not satisfy a minimum threshold level of performance which was established to reduce the level of vesting in the event of a fundamental decline in Company performance in the third year

Value depends on future stock price Vests annually in four equal installments
	Provides a competitive level of fixed compensation needed to attract and retain talented executives; designed to provide a level of financial security	Aligns executives in achieving short-term business objectives through Company financial performance results and individual performance goals	Aligns executives’ interests with long-term interests of our stockholders and to build an ownership culture through supporting organizational objectives and goals	Provides for leadership continuity and encourages long-term commitment to the Company

The following charts show the target total direct compensation mix for our CEO and the other named executive officers. Actual amounts earned may differ from targeted amounts based on both Company and individual performance. The total direct compensation mix is generally consistent with competitive practice.

2025 Target Total Direct Compensation Mix

Compensation Best Practices

The Company’s compensation programs further align with the interests of our stockholders through the following actions and policies:

WHAT WE DO	WHAT WE DON’T DO
✓
Compensation Committee comprised solely of independent directors;
✓
Stock ownership and retention requirements for senior management and directors;
✓
Regular reviews of our compensation peer group;
✓
Regular briefings from the independent consultant regarding key trends in executive compensation and regulatory developments;
✓
An annual review of the performance of the chief executive officer;
✓
Market-aligned severance policy for executives with a double trigger for any change-in-control payments under the plan;
✓
Policies authorizing recoupment of compensation that results from a misstatement of financial results;
✓
Limited perquisites;
✓
The majority of total compensation is tied to performance;
✓
Cap on amounts earned under our performance-based compensation awards;
✓
An independent compensation consultant retained exclusively by the Committee, which has no ties to the Company; and
✓
Annual advisory vote on executive compensation.

X No individual change-in-control agreements;

X No tax gross-up on change in control payments or severance payments;

X  No pledging, hedging, derivatives trading or short sales of Company securities by directors, officers or employees;

X  No pension plans or supplemental executive retirement plans;

X No dividends paid on unvested restricted stock or restricted stock unit awards unless the awards actually vest;

X No counting of unvested performance restricted stock units toward our stock ownership guidelines; and

X No option repricing without stockholder approval.

II. Setting Executive Compensation Consistent with the Company’s Compensation Philosophy

The Compensation Committee, with the assistance of Pay Governance, its independent compensation consultant, annually reviews each component of compensation, including base salary, annual cash incentives and long-term incentives for each executive officer (including the named executive officers), considering the appropriate internal and external benchmarks. As part of its decision-making process, the Compensation Committee:

•
Reviews data from third-party compensation surveys and publicly available peer group information to assess competitiveness with a goal of ensuring that its compensation actions are appropriate, reasonable and consistent with its philosophy.
•
Targets total compensation to an overall amount that is within a competitive range of the Company’s peer group and third-party survey data.
•
Ensures that equity compensation comprises a significant portion of total target compensation for the executive officers consistent with the Compensation Committee’s philosophy of aligning executives’ and stockholders’ interests and to promote retention.
•
Considers the skills, experience and other factors that may impact the competitiveness of compensation for a given executive officer.
•
Considers each executive officer’s contributions to, and overall impact on, the Company’s business objectives and results.

For the President and Chief Executive Officer, the Compensation Committee determines compensation and presents its assessment and determination to the Board for ratification. For the other executive officers, including the named executive officers, the Compensation Committee considers the recommendations of the President and Chief Executive Officer in making compensation decisions.

III. Competitive Positioning

For 2025, compensation determinations were made primarily against a comparison group of 15 publicly traded companies in private sector higher education services, other diversified consumer services, professional services, internet and direct marketing retail and software services industries as selected by Pay Governance, based on input from management and the Compensation Committee and as approved by the Compensation Committee. The comparison group selection criteria focus on companies that have similar business characteristics, including in terms of sourcing students, student acquisition and retention, online marketing and technology-enabled service business models. The selection criteria also focuses on company size, utilizing companies with annual revenues generally between $350 million and $3.5 billion (approximately 0.5x to 5x the Company’s latest four quarters of revenue) that are within a reasonable size range in various measures, such as EBITDA, market capitalization and total employees. The companies in the 2024 comparison group used to assist the Compensation Committee with setting 2025 target compensation include those listed below:

15-Company Comparison Group
Adtalem Global Education Inc.	Grand Canyon Education, Inc.	Korn Ferry	Stride, Inc.
American Public Education, Inc.	Heidrick & Struggles International, Inc.	Lincoln Educational Services Corporation	Universal Technical Institute, Inc.
Chegg, Inc.	Huron Consulting Group, Inc.	Skillsoft Corp.	WW International, Inc.
Graham Holding Company	Kforce, Inc.	Strategic Education, Inc.

Given the strong correlation between revenue and executive pay within the comparison group, Pay Governance size-adjusts the competitive market based on Perdoceo’s corporate and segment revenue scopes. Third-party survey data used reflects size appropriate comparators from Aon Radford’s Global Compensation database and Willis Towers Watson’s Executive Compensation database.

The median comparison group data, if meaningful for a particular executive officer, and the size-adjusted third-party survey data are used to set a targeted range for our pay elements, which is referred to as the market median range. In making compensation decisions, the Compensation Committee reviews these targeted ranges; however, individual executive officers’ target total direct compensation, or elements thereof, may vary above or below the market median range due to an executive’s skills, experience in their current role, tenure with the Company and individual performance.

Based on the comparison group and third-party survey data described above, target total direct compensation for 2025 for our named executive officers is competitive with market consensus compensation levels, with some variation by individual compensation component. Pay Governance reported that the target total compensation mix for our executive officers was generally representative of competitive practices. The Company’s practice of using a portfolio of grant types is consistent with practice at the majority of the comparison companies.

IV. 2025 Compensation Decisions

The Compensation Committee’s decisions for 2025 compensation were focused not only on aligning pay with performance but also on continuing to create a culture of ownership and encouraging the retention of talent. Each section below provides details on the decisions the Compensation Committee made with respect to the various components of named executive officer compensation for 2025 and the rationale for those decisions.

Base Salary

The Compensation Committee reviews base salaries at least annually in the first calendar quarter and determines if changes are needed based on the executive’s role, tenure, and competitive positioning versus executives in similar positions and with similar responsibilities as the organizations in the Company’s comparison group. The Compensation Committee believes that this approach to setting base salaries furthers its primary objectives of attracting, retaining and equitably rewarding our executives, providing pay commensurate with responsibilities, experience and areas of expertise.

The table below summarizes the Compensation Committee’s decisions during its annual review during the first quarter with respect to 2025 base salaries for the named executive officers.

Named Executive Officer	2024 Base Salary (000’s)	2025 Base Salary (000’s)	Increase / Decrease Percent
Todd S. Nelson	$800.0	$850.0	6.25%
Ashish R. Ghia	$506.9	$506.9	0%
Elise L. Baskel	$401.0	$401.0	0%
Greg E. Jansen	$388.5	$412.0	6.05%
John R. Kline	$400.4	$400.4	0%

Annual Incentive Plan

The Compensation Committee uses an annual performance-based incentive award payable in cash to align the compensation of senior management with the Company’s short-term business objectives and financial performance. Target award size for each named executive officer is reviewed for competitiveness versus executives in similar positions and with similar responsibilities as the organizations in the Company’s peer group. Employees subject to the Department’s incentive compensation regulations based on their roles are not eligible to participate in this program. Based on their strategic and policy-making responsibilities, none of the Company’s named executive officers are subject to these regulations.

Target Awards. The Compensation Committee reviews the annual incentive target value (expressed as a percent of base salary) established for our executive officers in connection with its annual compensation review in the first quarter of each calendar year. The annual incentive target value established for each of the named executive officers, as well as the 2025 AIP payout opportunity for achievement of the 2025 target operating plan performance, is set forth in the chart below. Actual 2025 AIP payouts are discussed below under the heading “2025 Performance Results and Actual Payouts.” Note that the AIP target for all the NEOs was within the market median range and was left unchanged for 2025.

Named Executive Officer	2024 AIP Target Value as a Percent of Base Salary	2025 AIP Target Value as a Percent of Base Salary	2025 AIP Target $ Value (000’s)*
Todd S. Nelson	125%	125%	$1,062.5
Ashish R. Ghia	90%	90%	$456.2
Elise L. Baskel	65%	65%	$260.7
Greg E. Jansen	65%	65%	$267.8
John R. Kline	65%	65%	$260.3

* AIP Target $ Value is calculated using base salary times AIP percentage. Non-Equity incentive Plan Compensation in the Summary Compensation Table is calculated using an employee's eligible earnings times AIP percentage times the AIP payout percentage, as described below.

Performance Measures and Payout Scales.

Financial Performance—Adjusted Operating Income (80% Weighting):

The 2025 financial performance component was based solely on a Company-wide AOI performance measure. The Company determined that an AOI performance measure remained a good indicator of the Company’s operating performance that focuses participants on achieving long-term sustainable and responsible growth, further enhancing student retention and academic outcomes, and achieving results in a compliant and ethical manner while maintaining academic quality and integrity. Participants are able to understand the impact they have on operating performance, which impacts their total AIP payout. The performance target was based in principle on our operating plan. Our operating plan, and the AIP performance target, is the result of an extensive process which takes into consideration factors such as the industry and competitive environment, the regulatory landscape and the Company’s current operating margins and expectations regarding key performance indicators and metrics. The operating plan is designed to support the long-term success of the Company and sustain responsible long-term growth. It therefore contemplates academic, student technology and other investments in our universities and is designed to be realistic yet challenging.

Individual Goals (20% Weighting):

The 2025 individual goals component consisted of individual performance goals related to the key strategic objectives for the applicable function/education group and were based on the individual’s job responsibilities. Goals were developed for each participant in partnership with the participant’s manager, which is the Compensation Committee for the CEO, and is generally the CEO for the other named executive officers. The individual performance goals for our named executive officers enhance focus on important strategic, departmental or corporate culture initiatives. Although these goals require a subjective performance determination, they are used to address a broader range of topics than those that can be quantitatively measured, and they help balance the quantitative financial performance goals applicable to the Company’s performance-based long-term incentive awards and the remaining 80% portion of the annual cash incentive. The payout opportunity for the individual goals performance component also varies based on the level of achievement of the AOI performance measure to further support the achievement of the Company’s business objectives; however payout for individual goals cannot exceed the financial performance payout on a percentage basis.

Payout for performance above and below target is clearly defined. The following table contains more information about the payout scale for the 2025 AIP.

	Resulting Payout as Percent of Target Value
Target 2025 Performance Above/Below Targeted AIP AOI	Financial Performance Component	Individual Goals Performance Component
More than $31 million below target	0%	0%
$31 million below target	30%	30%
$19 million below target	50%	50%
TARGET	100%	100%
$9.5 million above target	160%	160%
$13.5 million above target	180%	180%
$21 million above target	200%	200%

General Calculation Methodology. The annual cash incentive payable to any eligible participant is calculated as follows:

In no event, however, may the annual cash incentive payable to any eligible participant exceed 200% of the participant’s target value.

2025 Performance Results and Actual Payouts. In the first quarter of 2026, the Compensation Committee reviewed and certified the Company’s operating results and performance against the established AOI performance measure target and determined payments for each performance component as set forth in the chart below. For 2025, actual AIP AOI results reflect better than expected trends within student retention and student engagement. The amount reported below for 2025 AIP AOI performance varies from reported financial results due to the AIP plan design.

Performance Measure	2025 Targeted AIP	2025 Actual AIP	AIP Payout Percent
Adjusted Operating Income (as calculated for AIP)*	$208.0 million	$247.1 million	200%

* AOI for purposes of the 2025 AIP (“AIP AOI”) is defined as consolidated operating income of the total Company (and its affiliates) for the year ended December 31, 2025, determined before (a) depreciation, amortization and asset impairments, (b) legal fee expense associated with (i) responses to the Department relating to borrower defense to repayment applications from former students, and (ii) acquisition efforts and (c) asset impairments. For a reconciliation of AIP AOI to operating income, the most directly corresponding GAAP financial measure, see Appendix A.

Named Executive Officer	2025 AIP Target $ Value (000’s)	Financial Performance 80% Weighting Payout Percent	Individual Performance 20% Weighting Payout Percent*	2025 AIP Payout (000’s)	Individual Performance Goals
Todd S. Nelson	$1,062.5	200%	200%	$2,125.0
•
Work with the Board to review and update the Company’s strategy, including a presentation at the October 2025 Board meeting providing updates regarding the vision of the Company, as well as updates regarding CTU, AIUS, and USAHS.
•
Identify with the CFO opportunities for value-enhancing strategic initiatives including acquisitions, joint ventures, and strategically important relationships. Present an overview and update on potential M&A opportunities at the October 2025 Board Meeting.
•
Work on critical issues related to government relationships and strategic alliances. Provide an update on these issues at the October 2025 Board Meeting.
•
Update and provide detailed succession plan for senior management to be presented at the October 2025 Board Meeting.

Ashish R. Ghia	$456.2	200%	200%	$912.3
•
Assist CEO and Board with development and execution of the Company’s long-term strategic plan.
•
Support a diverse approach to capital allocation that focuses on enhancing student retention and academic outcomes while increasing shareholder value.
•
Collaborate and partner with our academic institutions and various corporate departments to pursue strategic and operational initiatives that promote efficiency and effectiveness within our student support functions.
•
Promote a culture of coaching and leadership accountability.

Elise L. Baskel	$260.7	200%	200%	$521.3
•
Support student retention and academic outcomes.
•
Ensure delivery of outcomes that support CTU’s mission statement.
•
Support operating efficiencies in executing the Company’s strategic goals.
•
Operate and achieve results in a compliant and ethical manner.
•
Promote a culture of coaching and leadership accountability.

Greg E. Jansen	$267.8	200%	200%	$535.6
•
Manage acquisitions and support integration efforts effectively.
•
Successfully manage and resolve legal contingencies.
•
Provide cost-effective legal and regulatory support.
•
Promote a culture of coaching and leadership accountability.

John R. Kline	$260.3	200%	200%	$520.6	• Support student retention and academic outcomes. • Ensure delivery of outcomes that support the AIUS mission statement. • Support operating efficiencies in executing our strategic goals.

Named Executive Officer	2025 AIP Target $ Value (000’s)	Financial Performance 80% Weighting Payout Percent	Individual Performance 20% Weighting Payout Percent*	2025 AIP Payout (000’s)	Individual Performance Goals
• Operate and achieve results in a compliant and ethical manner. • Promote a culture of coaching and leadership accountability.

* When calculating the 20% portion of the AIP payout relating to the individual goals performance component, the individual performance payout percent is a factor applied after the financial performance payout percent subject to the payout cap and is based on the named executive officer’s performance against their individual performance goals for 2025. Based on management’s recommendation, the Compensation Committee determined that each of the named executive officers achieved their pre-determined individual objectives and therefore each has the maximum individual performance payout percentage applied.

Long-Term Incentive Compensation Awards

The Compensation Committee uses long-term incentive (“LTI”) awards to align executives’ interests with the long-term interests of our stockholders and to build an ownership culture among our senior management, including the named executive officers, based on its belief that stock ownership encourages senior management to achieve long-term Company business objectives.

The Compensation Committee generally grants long-term incentive awards annually to eligible employees, including our named executive officers, during the first quarter of each calendar year. New hire grants for executive officers and other leadership roles may be made in connection with offers of employment.

The 2016 Plan permits the grant of stock options, stock appreciation rights, restricted shares, restricted stock units, performance shares, performance units and other awards. The 2016 Plan requires a minimum vesting period of one year for all awards payable in shares, subject to certain exceptions. No dividend equivalents accrue or are paid on stock options. Dividend equivalents accrue for unvested time-based restricted stock units and unvested performance-based restricted stock units, each of which are settled in stock.

The Compensation Committee’s guidelines for equity awards specify procedures and timing of granting equity awards relative to publicly available information about the Company, establish the exercise price of stock option awards at the grant date closing price of our common stock as reported on Nasdaq, and, by delegation of authority, allow our CEO to make stock grants to new and existing employees (except those who are executive officers under Section 16 of the Exchange Act). The Compensation Committee does not grant long-term incentive compensation awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information based on equity award grant dates.

2025 Annual Long-Term Incentive Awards. In March 2025, the Compensation Committee awarded annual long-term incentive awards to our named executive officers and other eligible employees under the 2016 Plan. The 2025 awards to the named executive officers were made in accordance with a target value split between time-based restricted stock units settled in stock weighted 50%, and performance-based restricted stock units settled in stock weighted 50%.

In setting the target dollar value of these annual awards, the Compensation Committee considered long-term award data provided by Pay Governance, the Compensation Committee’s philosophy of providing a competitive pay package as compared to our comparison group, the FASB ASC 718 expense to the Company of the awards, the grant date fair value of the awards, and other matters discussed in Section VIII below. The Compensation Committee’s goal is emphasizing the balance of stockholder interests with the need to retain and attract leadership talent and ensure continuity of Company leadership in order to support the Company’s objectives.

The following table summarizes the annual long-term incentive awards granted to our named executive officers in 2025.

Named Executive Officer	2024 Target Value as a Percent of Base Salary	2025 Target Value as a Percent of Base Salary	2025 LTI $ Target Value (000’s)	2025 Time- Based Restricted Stock Unit Grants (# of RSUs)	2025 Performance- Based Restricted Stock Unit Grants (# of RSUs)
Todd S. Nelson	300%	300%	$2,550.0	45,880	45,880
Ashish R. Ghia	160%	180%	$912.3	16,415	16,415
Elise L. Baskel	125%	125%	$501.3	9,019	9,019
Greg E. Jansen	125%	125%	$515.0	9,266	9,266
John R. Kline	125%	125%	$500.5	9,006	9,006

The 2025 time-based restricted stock units granted to the named executive officers are settled in stock and vest in four equal annual installments provided that the award recipient remains our employee on the applicable date of vesting. The number of restricted stock units awarded is generally derived first by multiplying the grantee’s base salary by the long-term incentive target value percentage from the table above times the 50% weight noted above to determine the target grant value. This value is then divided by the 30-trading day average closing stock price as of one calendar week prior to the relevant grant date to determine the number of restricted stock units. The number of restricted stock units was further adjusted so that fractional units are not vested.

Consistent with investors’ desire for significant performance-based compensation, 50% of the target dollar value of annual long-term incentive awards are subject to a performance condition utilizing performance-based restricted stock units settled in stock that are subject to defined AOI performance goals over a three-year period. The performance-based restricted stock units cliff vest after three years only if a two-year defined AOI performance measure is achieved and the AOI performance for the third year satisfies a minimum threshold level of performance which was established to reduce the level of vesting in the event of a fundamental decline in Company performance in the third year. Ultimately, the level of vesting will be between 0% and 200% depending on above conditions. An AOI performance measure is a good indicator of the Company’s operating performance and focuses participants on achieving long-term sustainable and responsible growth while balancing the desire of stockholders for performance-based compensation while providing motivation to participants. The number of performance-based restricted stock units awarded is derived in the same manner as described in the preceding paragraph for time-based restricted stock units, but reflecting the 50% weight noted above for performance-based restricted stock units.

The 2025 long-term incentive awards to named executive officers generally included one or two-year, post-termination restrictive covenants covering non-solicitation, non-disclosure and non-competition.

Outstanding Performance-Based Awards

2023 Performance-Based Restricted Stock Units. Performance-based restricted stock units were granted in March 2023. These performance-based restricted stock units cliff vested after three years based on achievement of a two-year defined AOI performance measure. Further, the level of vesting was 50% or 200% depending on whether AOI results for the third year satisfied a minimum threshold level of performance which was established to reduce the level of vesting in the event of a fundamental decline in Company performance in the third year.

Targeted LTI AOI (as defined below) for 2023-24 and 2025 were established at the time the awards were made in March 2023. The Compensation Committee reviewed and certified the Company’s operating results and performance against the established LTI AOI performance targets, including the year three minimum threshold level, and accordingly determined that the restricted stock units would vest on March 14, 2026 at the maximum level. The chart below sets forth the targeted and actual LTI AOI applicable to the performance-based restricted stock units granted in March 2023. The amounts reported below for actual LTI AOI performance vary from reported financial results due to plan design.

Performance Measure	Targeted 2023- 2024 LTI AOI	2023-2024 Actual
LTI AOI*	$275.0 million	$389.5 million

* LTI AOI is defined as consolidated operating income of the Company (and its affiliates) for such year, determined before (a) depreciation, amortization and asset impairments, and (b) legal settlements and any expenses incurred in connection with or as a result of a legal settlement or other resolution of a legal, regulatory or governmental dispute, investigation or inquiry, including without limitation reimbursement or payment of third party legal fees, costs of any compliance monitor retained in accordance with the terms thereof, restitution or other payments to students (current, former or prospective), fines and penalties (but excluding legal fees of the Company, which are addressed in clause (c and d) below); (c) legal fee expense associated with (i) responses to the Department relating to borrower defense to repayment applications from former students, and (ii) acquisition efforts; and (d) legal fee expenses excluding amounts addressed in clause (c) above, as adjusted (i.e., neutralized) for the difference between actual legal fees and the estimated amounts used in determining Targeted 2023-24 LTI AOI. For a reconciliation of LTI AOI to operating income, the most directly corresponding GAAP financial measure, see Appendix A.

The following table summarizes the performance-based restricted stock unit awards made to our named executive officers in March 2023 and the amount vested in March 2026.

Named Executive Officer	Vested on March 14, 2026 based on 2023-2025 performance (# of RSUs)
Todd S. Nelson	146,280
Ashish R. Ghia	54,580
Elise L. Baskel	33,676
Greg E. Jansen	33,828
John R. Kline	33,852

V. One-Time Payments

In light of our broader compensation philosophy, the Compensation Committee determined it was in the best interest of the Company and its stockholders to grant special compensatory payments to certain key employees, the primary purpose of which was to motivate these employees toward the achievement of our long-term strategic objectives and to retain critical talent. In November 2025, after consultation with the Company's CEO, and based on information provided by Pay Governance, the Compensation Committee awarded special one-time payments that were paid in January 2026 to the following named executive officers: (i) $40,100 to Ms. Baskel; (ii) $41,200 to Mr. Jansen; and (iii) $20,022 to Mr. Kline.

VI. 2026 Compensation Changes

For 2026, the Compensation Committee kept the short-term and long-term incentive award structure consistent with 2025. To more closely align with the market median range for their respective roles, the Compensation Committee approved the following changes: (i) an increase in Mr. Nelson's base salary by 5.9% to $900,000 and an increase in his LTIP target 50% to 350% of base salary; (ii) an increase in Mr. Ghia's base salary by 8.2% to $548,300 and an increase in his LTIP target 45% to 225% of base salary; and (iii) an increase in Mr. Jansen's base salary by 9.2% to $450,000 and an increase in his LTIP target 10% to 135% of base salary, in each case effective March 1, 2026.

VII. Other Compensation and Benefits

Executive officers are entitled to the same employee benefits available to all full-time employees (subject to the satisfaction of minimum service and other eligibility requirements). Such benefits include health and welfare benefits, vacation and other time off, and our 401(k) plan, including a Company matching contribution.

Certain executive officers, including the named executive officers, also receive additional benefits and perquisites, including an executive severance plan for those executive officers designated by the Compensation Committee to participate, which is described below in “Compensation Tables—Potential Payments Upon a Termination or Change in Control—Executive Severance Plan;” an executive relocation plan; coverage under our directors’ and officers’ insurance policy; and indemnification agreements providing indemnification of, and advancing of expenses to, our named executive officers and certain other designated employees to the fullest extent permitted by Delaware law.

When the Compensation Committee reviews our executive compensation programs to ensure a competitive position against our comparison group, it generally does not compare and review benefits and perquisites relative to the comparison group, as it considers these benefits and perquisites to be relatively immaterial when compared to the other components of our executive compensation program, although essential for a competitive compensation package needed to attract and retain talented executives.

VIII. Corporate Governance Matters

Say-on-Pay and Investor Outreach Efforts

At our 2025 Annual Meeting, our “Say-on-Pay” proposal was approved by approximately 97% of the shares of our common stock present in person or by proxy and entitled to vote on the matter at the meeting (i.e., excluding abstentions and broker non-votes). We continued our investor outreach efforts during 2025-26, inviting investors representing over 50% of the Company’s outstanding common stock to participate in a conference call with management to discuss any questions or concerns they had about our compensation program or governance structure. Two investors accepted the invitation for a call.

Of those who accepted the invitation for a call, none expressed any concerns regarding the structural design of our annual executive officer compensation program. These calls provide the opportunity for the investor to share the investor’s current areas of interest, which provides the Company with helpful perspective as it considers various governance and other matters internally.

Feedback from the investor outreach calls were shared with the full Board. We are committed to the interests of our stockholders and enhancing stockholder value, and we will continue to consider the outcome of the Company’s “Say-on-Pay” proposal and stockholder feedback when making further compensation decisions for our named executive officers.

Risk Assessment and Mitigation

The Compensation Committee has defined certain design guidelines for our compensation programs which are intended to mitigate harmful risk taking. As part of the Compensation Committee’s review of 2025 executive compensation, the Compensation Committee confirmed the effective implementation of these features and, based on the following assessment, concluded that the Company’s compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company:

•
Base salaries are generally competitive and are not subject to performance risk;
•
Incentive programs are carefully balanced between annual and long-term performance and cash and equity-based compensation;
•
Annual cash incentive and long-term incentive programs are capped;
•
Annual long-term incentive awards to executive officers are generally weighted 50% to time-based restricted stock units that vest in four equal annual installments for a retention incentive and 50% to performance-based restricted stock units that cliff vest between 0% and 200% after three years only if a two-year adjusted operating income performance measure is achieved along with a minimum threshold level of performance for the third year;
•
Annual incentive performance goals are recalibrated annually to maintain directional alignment with pay and performance relative to the Company’s historical performance and broader market performance and best estimates of future expectations;
•
The determination of annual incentive program performance results is generally subject to the Compensation Committee’s discretionary assessment of the appropriate treatment of unusual, nonoperational or nonrecurring items;
•
Executives and directors are subject to stock ownership guidelines, which include retention ratios;
•
Executives are subject to a policy to recoup improper payments or gains from incentive compensation paid or granted to executives under the Company’s Clawback Policy; and
•
Executive officers and directors are prohibited from hedging or pledging Company stock.

Stock Ownership Guidelines

In January 2025, in consultation with Pay Governance, our Board adopted Amended and Restated Stock Ownership Guidelines (the “Guidelines”) to align with current market practices and to simplify the Company's existing stock ownership structure.

Our Board believes that the executive officers should be active participants in improving stockholder value by maintaining a predetermined level of ownership of our common stock. Accordingly, the Company maintains stock ownership guidelines that require certain executive officers to own stock equal in value to a multiple of salary based on the officer’s position. The stock ownership targets are based on the following multiples of base salary:

Designated Officers Subject to Guidelines	Multiple of Base Salary
Chief Executive Officer	5
Chief Financial Officer	3
SVPs	1.5

Although there is no specific period of time by which designated officers are required to achieve the applicable ownership guideline, executive officers are expected to make continuous progress toward their respective ownership guideline and to comply with certain retention ratios until their respective guideline has been achieved. The CEO is to retain 75% of “net shares” received from equity awards until the applicable guideline has been achieved. All other named executive officers are to retain 50% of “net shares” received from equity awards until the applicable guideline has been achieved.

“Net shares” for purposes of these retention ratios is defined as those shares that remain after deducting the exercise price, if applicable in the event of the exercise of options or stock appreciation rights or similar instruments, and after deducting any shares the Company withheld to satisfy tax withholding obligations.

Once a designated officer has achieved the applicable ownership guideline according to an annual valuation, they will be considered in compliance, regardless of any changes in base salary (except for promotional increases) or the price of the Company’s common stock, so long as the officer continues to own at least the number of shares of Perdoceo common stock owned in order to achieve the applicable guideline. If an officer receives a promotion which involves a change in base salary or if an officer does not continue to own at least the number of shares of Perdoceo common stock needed to be owned in order to achieve the applicable guideline, then the applicable retention ratio will apply until the applicable ownership guideline is again achieved.

The Compensation Committee has discretion to reduce equity awards or to pay a portion of the annual cash incentive in the form of restricted stock to executive officers who are not in compliance with the retention requirements or ownership targets under the guidelines. As of the most recent measurement, all current designated officers have attained the applicable ownership guideline.

Clawback Policy

The Board initially adopted a compensation recovery policy in January 2010. The policy required, in appropriate circumstances and to the extent permitted by governing law, the reimbursement of any annual or long-term incentive payment to a Company executive officer (for purposes of the Exchange Act) if:

•
The payment was predicated upon achieving certain financial results that were subsequently the subject of a material restatement of Company financial statements filed with the SEC;
•
The Board determined that the executive engaged in intentional misconduct that caused or substantially caused the need for the material restatement; and
•
A lower payment would have been made to the executive based on the restated financial results.

In each such instance, the Company would, to the extent practicable, seek to recover from the individual executive the amount by which that executive’s incentive payments for the relevant periods exceeded the lower payment that would have been made based on the restated financial results.

The Compensation Committee approved a Clawback Policy, effective December 1, 2023 (the "Clawback Policy"), as required by SEC and Nasdaq rules. The recoupment policy requires the "clawback" of incentive compensation paid to current and former executive officers when that compensation is based upon achievement of financial results that later require an accounting restatement. The policy is a "no fault" policy and does not require any misconduct on the part of an executive officer or any of his or her subordinates in the case of a restatement. If there is a restatement and executives would have received less incentive compensation under the restated numbers than they actually received, we must seek recoupment of the excess compensation unless impracticable. "Incentive compensation" includes any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure.

A copy of the Clawback Policy is included as Exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Insider Trading Policy

We have a Policy on Insider Trading and Rule 10b5-1 Arrangements (the "Insider Trading Policy") which prohibits directors, executive officers and Covered Persons (as defined in the Insider Trading Policy) from buying or selling the Company's securities while aware of material nonpublic information about the Company. The Insider Trading Policy also provides for blackout periods and trading windows; prohibits short sales, borrowing on margin, or pledging Company securities; and prohibits trading in puts, calls, equity swaps or other derivative securities, including exchange funds, that are directly linked to our securities (sometimes referred to as "hedging"). The Insider Trading Policy also contains guidelines for Rule 10b5-1 arrangements, to which all directors, executive officers and "covered persons" (as defined below) must comply. The Company believes that its Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable listing standards. It is the Company’s policy to comply with applicable insider trading laws, rules and regulations, and any Nasdaq listing standards when engaging in transactions in Company securities.

A copy of the Insider Trading Policy is included as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Hedging Policy

The Company’s Insider Trading Policy provides that covered persons shall not engage in any of the following activities with respect to the Company’s securities:

•
Trading in the Company’s securities on a short-term basis. Any securities purchased must be held for a minimum of six months before sale, unless the security is subject to forced sale (e.g., as a consequence of a merger or acquisition);
•
Purchasing Company securities on margin or borrowing against Company securities on margin;
•
Short sales (selling Company securities not owned at the time of sale);
•
Pledging Company securities; or
•
Buying or selling put options or call options, swaps, collars or other similar hedging and derivative transactions.

Notwithstanding the limitations on purchasing or borrowing against Company securities on margin or pledging Company securities, the Board may, in its discretion, determine that these limitations do not apply to any partnership, limited liability company, corporation or other entity for which a covered person (or an immediate family member of a covered person) has sole or shared investment power.

“Covered persons” under the Company’s insider trading policy are the Company’s directors, executive officers (including all officers subject to reporting obligations under Section 16 of the Exchange Act) and additional employees designated by the Board or the Company’s insider trading compliance officer who are expected to more likely be in possession of material, non-public information regarding the Company’s results of operations, cash flows and financial condition. The restrictions on trading Company securities imposed by the insider trading policy also apply to members of a covered person’s family who reside with the covered person, any family members of a covered person who do not live in the covered person’s household but whose transactions in Company securities are directed by the covered person or are subject to the covered person’s influence or control, any other persons residing in a covered person’s household, any trust of which a covered person or an immediate family member of a covered person is a beneficiary or a trustee, any entity for which a covered person or an immediate family member of a covered person has sole or shared investment power and any other persons acting on a covered person’s behalf.

The information contained in this “Hedging Policy” section will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, as both are amended from time to time, except to the extent specifically incorporated by reference into such filing.

IX. Regulatory Considerations

Federal income tax regulations and U.S. generally accepted accounting principles impact the cost and recognized expense of our executive compensation programs and influence the Compensation Committee’s design of our executive compensation strategies. For example, prior to the enactment of the Tax Cuts and Jobs Act of 2017 (“TCJA”), the Compensation Committee considered the exception for performance-based compensation under Section 162(m) of the Internal Revenue Code in designing our compensation programs, but retained the flexibility and discretion to authorize compensation arrangements whether or not deductible under Section 162(m). Due to the repeal of the exception for performance-based compensation under the TCJA, compensation awarded to our named executive officers in 2025 will not be eligible for favorable treatment under Section 162(m) of the Internal Revenue Code. The Compensation Committee continues to evaluate this area relative to the Company’s compensation programs given the changes in the treatment of performance-based compensation under the TCJA.

Compensation Committee Report

The Compensation Committee of the Board of Directors is composed solely of independent directors, as that term is defined under Nasdaq’s listing standards, Rule 16b-3 of the Exchange Act and Section 162(m) of the Internal Revenue Code. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with the Company’s management. Based on the review and discussions referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

William D. Hansen (Chairperson)

Patrick W. Gross

Gregory L. Jackson

Alan D. Wheat

COMPENSATION TABLES

2025 Summary Compensation Table

The following table shows compensation of our principal executive officer, our principal financial officer and the three other most highly compensated executive officers who were serving as our executive officers as of December 31, 2025. These officers are our 2025 named executive officers. Information regarding amounts in certain columns follows the table.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)(2)(3)(4)	Stock Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(6)	Total ($)
Todd S. Nelson	2025	$835,192	$—	$2,287,577	$2,125,000	$225,954	$5,473,723
President & Chief Executive	2024	$800,000	$1,500,000	$2,351,513	$2,000,000	$74,247	$6,725,760
Officer	2023	$712,500	$—	$2,004,036	$1,781,250	$6,600	$4,504,386
Ashish R. Ghia	2025	$502,961	$—	$818,452	$912,348	$75,755	$2,309,516
Senior Vice President, Chief	2024	$504,003	$1,176,000	$794,605	$907,206	$23,473	$3,405,287
Financial Officer & Treasurer	2023	$485,833	$176,000	$747,773	$874,500	$6,600	$2,290,706
Elise L. Baskel	2025	$397,915	$40,100	$449,687	$521,300	$52,368	$1,461,370
Senior Vice President – Colorado	2024	$389,125	$113,750	$473,655	$505,862	$13,136	$1,495,528
Technical University	2023	$380,625	$191,100	$461,334	$494,812	$6,600	$1,534,471
Greg E. Jansen	2025	$404,944	$41,200	$462,003	$535,600	$54,881	$1,498,628
Senior Vice President, General	2024	$388,500	$720,250	$475,820	$505,050	$14,398	$2,104,018
Counsel & Corporate Secretary	2023	$385,417	$257,950	$463,416	$501,042	$6,600	$1,614,425
John R. Kline	2025	$397,356	$140,357	$449,039	$520,567	$55,308	$1,562,627
Senior Vice President—American	2024	$390,717	$120,335	$476,134	$507,932	$20,041	$1,515,159
InterContinental University System	2023	$385,688	$77,755	$463,745	$501,394	$6,600	$1,435,182

(1)
In November 2025, the Compensation Committee awarded special one-time payments that were paid in January 2026 to the following named executive officers: (i) $40,100 to Ms. Baskel; (ii) $41,200 to Mr. Jansen; and (iii) $20,022 to Mr. Kline. For more information, see “Compensation Discussion and Analysis—V. One-Time Payments.”
(2)
The amounts in this column for 2024 include one-time bonus amounts of $1,500,000 for Mr. Nelson, $1,000,000 for Mr. Ghia and $600,000 for Mr. Jansen, which were approved in December 2024 at the discretion of the Board and Compensation Committee in recognition for the executive officers' extraordinary efforts in the Company's acquisition of the University of St. Augustine for Health Sciences (“USAHS”) and efforts in respect of the financial, legal and regulatory reporting duties and obligations of the Company to give effect to adding USAHS as a part of the Company following the closing of the acquisition.
(3)
For Mr. Ghia, the amount in this column includes 50% of a $352,000 retention bonus award granted on March 8, 2022, which became vested and was paid 50% on March 14, 2023, and became vested and was paid 50% on March 14, 2024. For Ms. Baskel, the amount in this column includes 50% of a $227,500 retention bonus award granted on March 7, 2023, which became vested and was paid 50% on June 30, 2023, and became vested and was paid 50% on March 1, 2024. For Mr. Jansen, the amount in this column includes 50% of a $240,500 retention bonus award granted on March 8, 2022, which became vested and was paid 50% on March 14, 2023, and became vested and was paid 50% on March 14, 2024, plus a performance bonus award granted on March 7, 2023 in the amount of $60,000, which became vested and was paid on June 30, 2023. For Mr. Kline, the amount in this column includes 50% of a $240,670 retention bonus award granted on March 7, 2023, which became vested and was paid 50% on March 14, 2024, and became vested and was paid 50% on March 14, 2025.
(4)
In December 2023, the Company announced a broad based one-time cash payment to all eligible employees to promote employee retention, which included Mr. Kline, Ms. Baskel and Mr. Jansen. All eligible employees received a one-time payment on December 15, 2023. Mr. Kline received $77,755, Ms. Baskel received $77,350 and Mr. Jansen received $77,700. The Chief Executive Officer and Chief Financial Officer did not participate in this one-time cash payment.
(5)
The amounts in this column show the aggregate grant date fair value of the time-based restricted stock unit awards and performance-based restricted stock unit awards granted to our named executive officers, in each case, which has been computed in accordance with FASB ASC 718 and excludes the effect of actual or estimated forfeitures. See Note 13 of the notes to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 for more information regarding the assumptions used in the valuation of equity-based awards. The amounts do not reflect the value actually realized or that ultimately may be realized by our named executive officers. The grant date fair value of the performance-based restricted stock unit awards granted in 2025, assuming achievement of the maximum performance level, would have been: Mr. Nelson, $2,287,577; Mr. Ghia, $818,452; Ms. Baskel, $449,687; Mr. Jansen, $462,003; and Mr. Kline, $449,039.
(6)
The amounts in this column include dividend equivalents paid in 2024 and 2025 upon vesting of time-based restricted stock units and performance-based restricted stock units for each named executive officer as follows: Mr. Nelson, $67,347 and $218,954; Mr. Ghia, $16,573 and $68,755; Ms. Baskel, $6,236 and $45,368; Mr. Jansen, $7,498 and $47,881; and Mr. Kline, $13,141 and $48,308. The remaining amounts in the "All Other Compensation" column represent 401(k) plan matching contributions made by the Company for the named executive officers.

Stock Awards. Awards included in the Stock Awards column that are subject to time-based vesting conditions are the time-based restricted stock units awarded in 2023, 2024 and 2025, which generally vest in four equal annual installments provided that the award recipient remains our employee on the applicable date of vesting, and the awards that are subject to performance-based vesting conditions are the performance-based restricted stock unit awards awarded in 2023, 2024 and 2025. The grant date fair value of the performance-based restricted stock unit awards is based upon the probable outcome of the performance conditions as determined at the date of grant and, for all such awards included, that grant date fair value is based upon achieving the target level of performance. These performance-based restricted stock unit awards vest based on achievement of a two-year performance measure with the level of vesting determined based on a year three performance measure. The probable outcome of the performance conditions for these performance-based restricted stock unit awards as determined at the date of grant was that the performance conditions would be achieved.

See “Compensation Discussion and Analysis—IV. 2025 Compensation Decisions—Long-Term Incentive Compensation Awards” for more information about the 2025 time-based vesting restricted stock unit awards and performance-based restricted stock unit awards.

Non-Equity Incentive Plan Compensation. The amounts in this column for 2025 show the cash awards granted to our named executive officers in 2025 under the 2025 AIP and paid to the named executive officers in the first quarter of 2026. See “Compensation Discussion and Analysis—IV. 2025 Compensation Decisions—Annual Incentive Award Program” for more information regarding these amounts.

All Other Compensation. The amounts in this column for 2025 show the Company’s matching 401(k) plan contributions for each named executive officer and dividend equivalents paid during 2024 and 2025. Information regarding non-discriminatory group welfare benefit plans is excluded from the Summary Compensation Table as permitted by Item 402(a)(6)(ii) of Regulation S-K of the Exchange Act.

Grants of Plan-Based Awards in 2025

The following table provides information concerning the awards made to our named executive officers during 2025. Information regarding amounts in certain columns follows the table. All awards were made under the 2016 Plan.

	Type of	Grant	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards; Number of Shares of Stock	Grant Date Fair Value of Stock and Option
Name	Award	Date	Threshold ($)	Target ($)	Maximum ($)	Threshold	Target	Maximum	or Units	Awards
Todd S. Nelson	AIP	N/A	$255,000	$1,062,500	$2,125,000
	RSU	03/06/25							45,880	$1,143,788
	PSU	03/06/25				22,940	45,880	91,760		$1,143,788
Ashish R. Ghia	AIP	N/A	$109,482	$456,174	$912,348
	RSU	03/06/25							16,415	$409,226
	PSU	03/06/25				8,208	16,415	32,830		$409,226
Elise L. Baskel	AIP	N/A	$62,556	$260,650	$521,300
	RSU	03/06/25							9,019	$224,844
	PSU	03/06/25				4,510	9,019	18,038		$224,844
Greg E. Jansen	AIP	N/A	$64,272	$267,800	$535,600
	RSU	03/06/25							9,266	$231,001
	PSU	03/06/25				4,633	9,266	18,532		$231,001
John R. Kline	AIP	N/A	$62,468	$260,283	$520,567
	RSU	03/06/25							9,006	$224,520
	PSU	03/06/25				4,503	9,006	18,012		$224,520

Estimated Future Payouts Under Non-Equity Incentive Plan Awards. The amounts in these columns for each of the named executive officers show estimated possible future payouts of awards granted under our 2025 annual cash incentive award program. Amounts provided are calculated on a full year basis using the 2025 annual base salary for each officer. The performance measures and attainment are discussed in “Compensation Discussion and Analysis—IV. 2025 Compensation Decisions—Annual Incentive Award Program” above. Amounts actually earned by the named executive officers are included in the 2025 Summary Compensation Table under the column “Non-Equity Incentive Plan Compensation.” AIP Threshold Amounts: The threshold amounts provided are the amounts payable for achieving threshold performance levels under the program. For purposes of calculating the threshold amounts, the individual component of the program has been assumed to be $0 because there is no threshold level of performance specified which will provide a minimum amount payable for the individual component. AIP Target Amounts: The program established payout amounts for achievement of target Company and individual performance. AIP Maximum Amounts: The maximum payouts are the 200% maximum amount payable with respect to each component of the program.

Estimated Future Payouts Under Equity Incentive Plan Awards. The amounts in these columns for each of the named executive officers show possible future payouts in shares subject to the 2025 performance-based restricted stock unit awards, which vest if a two-year performance measure is achieved, with the level of vesting determined based on whether a year three minimum level of performance is achieved. Failure to achieve the two-year performance measure will result in no payout, while overachievement of the two-year adjusted operating income performance measure can result in up to a 200% payout if the third-year threshold level of performance is achieved. The performance conditions and vesting provisions for the 2025 performance-based restricted stock unit awards are discussed above in “Compensation Discussion and Analysis – IV. 2025 Compensation Decisions-Long-Term Incentive Compensation Awards.”

All Other Stock Awards. This column shows the number of shares subject to time-vesting restricted stock units granted to each of the named executive officers during 2025. These awards vest 25% per year over four years, subject to continued employment with the Company.

Grant Date Fair Value of Stock and Option Awards. This column shows the aggregate grant date fair value of the 2025 time-based restricted stock unit awards and performance-based restricted stock unit awards granted to our named executive officers, in each case, which has been computed in accordance with FASB ASC 718 and excludes the effect of actual or estimated forfeitures. For the portion of the restricted stock unit awards that are subject to performance conditions, that grant date value is based upon the probable outcome of such conditions. Amounts are calculated in accordance with the provisions of FASB ASC 718. See Note 13 of the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 for information regarding the assumptions used in the valuation of equity awards.

Outstanding Equity Awards at Fiscal Year End 2025

The following table includes information as of December 31, 2025, about all unexercised options to purchase shares of our common stock and unvested time-based restricted stock and performance-based restricted stock units held by the named executive officers.

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Todd S. Nelson	03/06/25	45,880	(2)	$1,345,660	45,880	(3)	$1,345,660
	03/07/24	50,505	(4)	$1,481,312	67,340	(5)	$1,975,082
	03/07/23	36,570	(6)	$1,072,598	73,140	(7)	$2,145,196
	03/08/22	24,533	(8)	$719,553			$—
Ashish R. Ghia	03/06/25	16,415	(2)	$481,452	16,415	(3)	$481,452
	03/07/24	17,066	(4)	$500,546	22,755	(5)	$667,404
	03/07/23	13,646	(6)	$400,237	27,290	(7)	$800,416
	03/08/22	7,628	(8)	$223,729			$—
Elise L Baskel	03/06/25	9,019	(2)	$264,527	9,019	(3)	$264,527
	03/07/24	10,173	(4)	$298,374	13,564	(5)	$397,832
	03/07/23	8,418	(6)	$246,900	16,838	(7)	$493,859
	03/08/22	5,111	(8)	$149,906			$—
Greg E. Jansen	03/06/25	9,266	(2)	$271,772	9,266	(3)	$271,772
	03/07/24	10,219	(4)	$299,723	13,626	(5)	$399,651
	03/07/23	8,456	(6)	$248,014	16,914	(7)	$496,088
	03/08/22	5,403	(8)	$158,470			$—
John R. Kline	03/06/25	9,006	(2)	$264,146	9,006	(3)	$264,146
	03/07/24	10,226	(4)	$299,929	13,635	(5)	$399,915
	03/07/23	8,462	(6)	$248,190	16,926	(7)	$496,440
	03/08/22	5,407	(8)	$158,587			$—

(1)
The dollar value of these awards is calculated using the closing market price of $29.33 per share of our common stock on December 31, 2025, as reported on Nasdaq.
(2)
One-fourth of these restricted stock units vested on March 14, 2026 and the remaining three-fourths of these restricted stock units vest on each of March 14, 2027, March 14, 2028, and March 14, 2029, subject to continued employment through the applicable vesting date.
(3)
These restricted stock units vest on March 14, 2028, subject to achievement of the applicable AOI performance measure.
(4)
One-third of these restricted stock units vested on March 14, 2026 and the remaining two-thirds of these restricted stock units vest on each of March 14, 2027 and March 14, 2028, subject to continued employment through the applicable vesting date.
(5)
These restricted stock units vest on March 14, 2027, subject to the achievement of the applicable AOI performance measure.
(6)
One-half of these restricted stock units vested on March 14, 2026 and the remaining one-half of the restricted stock units vest on March 14, 2027, subject to continued employment through the applicable vesting date.
(7)
These restricted stock units vested on March 14, 2026 at 200% of amounts shown based on achievement of the applicable AOI performance measure.
(8)
These restricted stock units vested on March 14, 2026.

Option Exercises and Stock Vested for 2025

The following table includes information regarding option exercises by our named executive officers and vesting of restricted stock units held by them during the year ended December 31, 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)(1)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)(2)
Todd S. Nelson	12,472	$155,717	270,493	$6,654,128
Ashish R. Ghia	12,472	$175,213	85,099	$2,093,435
Elise L. Baskel	—	$—	56,009	$1,377,821
Greg E. Jansen	—	$—	59,042	$1,452,433
John R. Kline	24,148	$286,855	59,558	$1,465,127

(1)
The aggregate dollar value realized on exercise was calculated by multiplying the number of shares acquired upon vesting of the applicable option by the difference between the market price of the Company’s common stock as reported on Nasdaq at exercise and the exercise price.
(2)
The aggregate dollar value realized on vesting was calculated by multiplying the number of restricted stock units which vested by the closing price of the Company’s common stock as reported on Nasdaq on the vesting date.

Employment Arrangements and Potential Payments upon Termination or Change in Control

None of our current named executive officers has a fixed term employment contract and all are “at will” employees. However, we have entered into certain agreements and maintain certain plans that require us to provide compensation to the named executive officers in the event of certain terminations of their employment or if the Company experiences a change in control. The amount of compensation payable to each named executive officer employed by the Company on December 31, 2025 for such potential terminations of employment is shown in the tables below under the heading “Potential Payments.”

Executive Severance Plan. The Company’s executive officers are eligible to participate in the Perdoceo Education Corporation Executive Severance Plan (the “Severance Plan”) and may be eligible to receive benefits thereunder in the event an executive officer’s employment is involuntarily terminated. The Employee Benefits Committee, as the plan administrator, or its authorized designee, is responsible for determining whether an executive officer’s employment is terminated involuntarily by the Company and, if so, whether such executive officer will be eligible to receive benefits under the Severance Plan, in accordance with the terms thereof. Involuntary terminations of employment do not include terminations of employment for cause (as defined under the Severance Plan); terminations of employment due to agreements between the Company and the employee under which the employee becomes a consultant or independent contractor; terminations of employment due to death, disability, or retirement (including voluntary retirement under any special early retirement incentive program); or any form of voluntary termination of employment. Termination of employment for “cause” for purposes of the Severance Plan means that the employee is discharged by us for poor performance, nonperformance, or misconduct. Misconduct includes, but is not limited to, insubordination, dishonesty, theft, violation of Company rules and willful destruction of Company property.

To receive severance benefits under the Severance Plan, the executive whose employment is terminated must sign a release of claims against the Company and enter into a non-solicitation, non-competition and confidentiality agreement with the Company to the extent permitted by governing law and allowed under the ethical rules of any applicable professional licensing organizations that will last for at least one year following termination of employment (such agreement, a “Separation Agreement”). The Severance Plan is intended to provide benefits that are exempt from the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) but provides that to the extent any benefit payable is determined to be subject to Section 409A, benefits will be paid in accordance with Section 409A.

Severance benefits under the Severance Plan include base pay, target cash incentive payments under the Company’s annual incentive program and certain benefits coverage, as follows:

•
A lump sum payment equal to the sum of (1) the terminating executive’s annual salary at the time of termination of employment, plus (2) an amount equal to the terminating executive’s target bonus for the year in which termination occurs.
•
For those executives who participate in our health, dental and vision plans and timely elect to continue that coverage under federal COBRA law, partially subsidized COBRA insurance premiums so that the executive pays the same cost that similarly situated active employees of the Company pay for such coverage for a period of time beginning immediately after the employment termination and lasting for the number of weeks of pay for which the executive is eligible (i.e., one year thereafter).
•
Outplacement assistance from a Company-selected provider that is reimbursed or paid for by the Company.

If due and payable under the Severance Plan, the severance amount is paid in a lump sum following termination of employment and will be made on or before March 15 of the year following the year in which the executive officer’s employment is terminated.

Severance Arrangements Pursuant to Nelson Letter Agreement. Pursuant to Mr. Nelson’s employment letter agreement entered into on July 30, 2015 when he joined the Company (as amended and restated on January 19, 2022 and November 16, 2023) (the “Nelson Letter Agreement”), Mr. Nelson is entitled to certain enhanced severance benefits under the Severance Plan. Mr. Nelson is entitled to receive the following payments and benefits if his employment is terminated by the Company without “cause,” if he resigns for “good reason” or if he resigns without “good reason” with a minimum of six (6) months’ advance written notice of such termination of employment without “good reason” (each as defined in the Nelson Letter Agreement), subject to his execution and non-revocation of a Separation Agreement: (i) a lump sum payment equal to the sum of (a) two times his annual base salary at the time of termination of employment and (b) two times his target cash annual incentive for the year in which termination of employment occurs, (ii) a pro rata portion of the cash annual incentive for the year in which the termination of employment occurs, based on actual performance, which amount is payable no sooner than such time bonuses are paid by the Company to senior executives pursuant to the terms of the then-applicable annual incentive plan, (iii) partially subsidized COBRA insurance premiums so that Mr. Nelson pays the same cost that similarly situated active employees of the Company pay for such coverage for a period of time beginning immediately after the employment termination and lasting for 18 months thereafter and (iv) accelerated vesting for the long-term incentive awards granted under the 2016 Plan (or such other plan then in effect) to Mr. Nelson following November 16, 2023 as of the effective date of employment termination (and to the extent that any such awards are subject to performance-based vesting with a multi-year performance period, if termination of employment occurs within the first year of an open performance period, the performance criteria for such award will be deemed achieved at the “target” level of performance (as set forth in the applicable equity award agreement) and if termination of employment occurs following the first year of an open performance period, the performance criteria for such award will be deemed achieved at the actual level of performance, in each case, as measured as of the effective date of employment termination in substantially the same manner as contemplated by the applicable equity award agreement following the completion of the applicable performance period, as determined by the Board or the Compensation Committee in its sole discretion). If due and payable under the Nelson Letter Agreement, the severance amount described in clause (i) above will be paid in a lump sum on the first day of the seventh month following Mr. Nelson’s qualifying termination of employment.

Pursuant to the Nelson Letter Agreement, Mr. Nelson is subject to confidentiality and non-disparagement covenants during his employment with the Company and after his employment with the Company terminates. Mr. Nelson is also subject to non-competition and employee and customer non-solicitation covenants both during his employment with the Company and for a period of two years following termination of his employment with the Company.

2016 Plan Termination of Employment Provisions. Under the 2016 Plan, outstanding restricted stock unit awards immediately vest and become non-forfeitable in the case of death or disability but are forfeited in the event of other forms of employment termination.

2016 Plan Change in Control Provisions. Under the 2016 Plan, a change in control is deemed to have occurred if any of the following events occur:

•
Any corporation, person or other entity (other than us, a majority-owned subsidiary of the Company or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by us), including persons or entities acting as a group, becomes the beneficial owner of stock representing more than 35% of the combined voting power of our common stock.

•
Our merger or consolidation with or into another corporation other than a majority-owned subsidiary, or an agreement to sell or otherwise dispose of all or substantially all of our assets, and the members of the Board prior to that approval do not represent a majority of the directors of the surviving, resulting or acquiring entity or the parent of that entity.
•
The consummation of a plan of liquidation.
•
Within any period of 24 consecutive months, the members of the Board immediately prior to the 24-month period, together with any persons first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid a contest) during the 24-month period by or on the recommendation of the Board immediately prior to that 24-month period and who constituted a majority of the Board at the time of election, cease to constitute a majority of the Board.

The 2016 Plan is a “double-trigger” plan that provides that upon both (1) a change in control and (2) an involuntary termination of the award holder’s employment or service by us or our successor other than for cause (as defined in the 2016 Plan) during the 24-month period following the change in control, that award holder’s stock options shall become fully exercisable and restricted stock units shall become fully vested. All performance goals in respect of performance-based restricted stock units shall be deemed to have been met at target level.

Potential Payments. The following tables describe the benefits to which the named executive officers who were employed by the Company at December 31, 2025 would have been entitled under the applicable arrangements described above (1) if the named executive officer had terminated employment pursuant to (a) a voluntary termination, (b) retirement, (c) an involuntary termination other than for “cause”, (as defined in the applicable plan or any applicable employment letter agreement), (d) death or disability, or (e) a termination for “cause”, in any such case on December 31, 2025, or (2) upon a change in control of the Company and a concurrent involuntary termination of the named executive officer’s employment on December 31, 2025. For Mr. Nelson, the voluntary termination of employment scenario in the table below assumes Mr. Nelson provides written notice of a minimum of six (6) months to the Company and the involuntary termination other than for “cause” scenario in the table below also includes a resignation by Mr. Nelson for “good reason” (each such term as defined in the Nelson Letter Agreement). Information regarding the calculation of certain amounts is provided below the tables. Information regarding the calculation of certain amounts is provided below the tables. Information regarding non-discriminatory group welfare benefit plans is excluded from the tables below as permitted by Item 402(a)(6)(ii) of Regulation S-K of the Exchange Act.

Todd S. Nelson

Executive Benefits and Payments Upon Termination	Voluntary Termination	Normal Retirement	Involuntary Not for Cause Termination	Death or Disability	For Cause Termination	Change in Control
Compensation:
Lump Sum Severance	$3,825,000	$—	$3,825,000	$—	$—	$3,825,000
Annual Incentive	$2,125,000	$—	$2,125,000	$—	$—	$2,125,000
Restricted Stock Units	$8,122,797	$8,122,797	$8,122,797	$10,085,062	$—	$10,085,062
Benefits and Perquisites:
COBRA Benefits	$25,765	$—	$25,765	$—	$—	$25,765
Outplacement	$7,500	$—	$7,500	$—	$—	$7,500
Total:	$14,106,062	$8,122,797	$14,106,062	$10,085,062	$—	$16,068,327

Ashish R. Ghia

Executive Benefits and Payments Upon Termination	Voluntary Termination	Normal Retirement	Involuntary Not for Cause Termination	Death or Disability	For Cause Termination	Change in Control
Compensation:
Lump Sum Severance	$—	$—	$963,034	$—	$—	$963,034
Annual Incentive	$—	$—	$—	$—	$—	$—
Restricted Stock Units	$—	$—	$—	$3,555,236	$—	$3,555,236
Benefits and Perquisites:
COBRA Benefits	$—	$—	$7,964	$—	$—	$7,964
Outplacement	$—	$—	$7,500	$—	$—	$7,500
Total:	$—	$—	$978,498	$3,555,236	$—	$4,533,734

Elise L. Baskel

Executive Benefits and Payments Upon Termination	Voluntary Termination	Normal Retirement	Involuntary Not for Cause Termination	Death or Disability	For Cause Termination	Change in Control
Compensation:
Lump Sum Severance	$—	$—	$661,650	$—	$—	$661,650
Annual Incentive	$—	$—	$—	$—	$—	$—
Restricted Stock Units	$—	$—	$—	$2,115,925	$—	$2,115,925
Benefits and Perquisites:
COBRA Benefits	$—	$—	$15,047	$—	$—	$15,047
Outplacement	$—	$—	$7,500	$—	$—	$7,500
Total:	$—	$—	$684,197	$2,115,925	$—	$2,800,122

Greg E. Jansen

Executive Benefits and Payments Upon Termination	Voluntary Termination	Normal Retirement	Involuntary Not for Cause Termination	Death or Disability	For Cause Termination	Change in Control
Compensation:
Lump Sum Severance	$—	$—	$679,800	$—	$—	$679,800
Annual Incentive	$—	$—	$—	$—	$—	$—
Restricted Stock Units	$—	$—	$—	$2,145,490	$—	$2,145,490
Benefits and Perquisites:
COBRA Benefits	$—	$—	$23,717	$—	$—	$23,717
Outplacement	$—	$—	$7,500	$—	$—	$7,500
Total:	$—	$—	$711,017	$2,145,490	$—	$2,856,507

John R. Kline

Executive Benefits and Payments Upon Termination	Voluntary Termination	Normal Retirement	Involuntary Not for Cause Termination	Death or Disability	For Cause Termination	Change in Control
Compensation:
Lump Sum Severance	$—	$—	$660,719	$—	$—	$660,719
Annual Incentive	$—	$—	$—	$—	$—	$—
Restricted Stock Units	$—	$—	$—	$2,131,352	$—	$2,131,352
Benefits and Perquisites:
COBRA Benefits	$—	$—	$23,418	$—	$—	$23,418
Outplacement	$—	$—	$7,500	$—	$—	$7,500
Total:	$—	$—	$691,637	$2,131,352	$—	$2,822,989

Lump Sum Severance. Except for certain enhanced benefits for Mr. Nelson pursuant to the Nelson Letter Agreement, severance arrangements for the named executive officers are governed by the Severance Plan, which is described above in this “Employment Arrangements and Potential Payments upon Termination or Change in Control” section.

Annual Incentive. The Company’s 2025 cash annual incentive program requires employees to have been employed on March 1, 2026, in order to have been eligible to receive a payment thereunder. Therefore, assuming a December 31, 2025 termination date, the named executive officers would not receive a cash incentive pursuant to the 2025 program (except for Mr. Nelson who is eligible for enhanced severance benefits under the Nelson Letter Agreement).

Restricted Stock Units. For purposes of the tables above, compensation for the vesting of time-based and performance-based restricted stock units equals the $29.33 closing price per share of our common stock as reported on Nasdaq on December 31, 2025, multiplied by the number of vesting units. All outstanding performance conditions relating to performance-based restricted stock units are assumed to have been met at target.

COBRA Benefits. The Severance Plan provides that the Company will pay a portion of medical, dental and vision premiums for the period of time after termination that is equal to the number of weeks of pay for which the executive is eligible (or the COBRA period, if shorter), if an eligible executive is a participant in the Company’s medical, dental or vision insurance plans at the time of termination and after termination timely elects to continue such insurance coverage under federal COBRA law. The executive pays a premium amount that a similarly situated active employee of the Company pays for such coverage. Amounts in the table above calculated pursuant to the Severance Plan assume one year of partially subsidized COBRA premiums, except for Mr. Nelson, who is eligible for 18 months of COBRA benefits pursuant to the Nelson Letter Agreement.

Outplacement. The Severance Plan provides that the Company will provide outplacement assistance from a provider selected by the Company and upon the terms and conditions as shall be communicated to the executive at the time of his or her employment termination or as soon as possible thereafter. Therefore, amounts in the table above are estimates only.

Normal Retirement. For purposes of the tables above, the named executive officers are assumed to be retirement eligible under the 2016 Plan.

Change in Control. The Severance Plan governs the severance arrangements applicable to the named executive officers in the tables above (except for Mr. Nelson, who is eligible for enhanced severance benefits under the Nelson Letter Agreement). The Severance Plan, however, does not contain provisions addressing change in control. For purposes of determining amounts payable to the named executive officers upon change in control and termination of employment effective December 31, 2025, the termination is deemed to be an involuntary not for cause termination.

2025 Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K promulgated by the SEC, the Company has calculated the mandated ratio of the median of the 2025 annual total compensation of all employees to the 2025 annual total compensation of Mr. Nelson, our CEO, in accordance with the requirements of the SEC’s rule.

Additionally, given the Company’s significant part-time workforce, a supplemental ratio that excludes both adjunct faculty and federal work-study student workers has also been calculated. As these part-time employees may work varying schedules and times throughout the year to support our students, the supplemental ratio provides another perspective on the median employee and ratio.

The pay ratios were calculated as follows:

Pay Ratio =	Annual Total Compensation of CEO
Annual Total Compensation of median employee

With respect to the mandated ratio calculation, the Company identified the median employee by comparing the amount of total taxable wages for federal income tax purposes as reflected in our payroll records as reported to the Internal Revenue Service in “Box 1” on Form W-2 for 2025 for 4,009 individuals, excluding the CEO, who were employed by the Company on December 31, 2025. This includes all full-time and part-time employees, including adjunct faculty and federal work-study student workers, but does not include independent contractors and leased workers. Compensation was annualized for 277 employees who were hired by the Company in 2025 but did not work for the Company for the entire year. No annualization was applied to any adjunct faculty or federal work-study student workers due to their varying work schedules throughout the year. After identifying the median employee, 2025 annual total compensation was calculated in the same manner as reflected in the 2025 Summary Compensation Table above for our CEO.

The same methodology was used to calculate the supplemental ratio, except that compensation for 1,902 adjunct faculty and federal work-study student workers was excluded when determining the median employee.

The following table shows the mandated ratio between the 2025 annual total compensation of our CEO, as reflected in the “Total” column of the 2025 Summary Compensation Table above, and the median of the 2025 annual total compensation of all employees, as well as the supplemental ratio resulting from the exclusion of adjunct faculty and federal work-study student workers when determining the median compensation. These pay ratios are reasonable estimates calculated in a manner consistent with Item 402(u) of Regulation S-K based on our payroll records and the methodology described above.

Pay Ratio	Median Annual Total Compensation	CEO to Median Pay Ratio
Mandated Ratio (Includes all employees other than our CEO)	$34,083	160.6
Supplemental Ratio (Excludes adjunct faculty and federal work-study student workers)	$56,058	97.6

For a description of the components of 2025 annual total compensation of our CEO, the Company’s executive officer compensation philosophy and factors impacting 2025 CEO annual total compensation and year over year comparability, see the “Executive Officers and Executive Compensation—Compensation Discussion and Analysis” section above as well as the 2025 Summary Compensation Table and accompanying narrative above.

The SEC’s pay ratio rule permits a variety of methodologies and assumptions when calculating the mandated ratio. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio the Company has reported. Pay ratios may vary significantly among companies, within the same industry and more broadly, as a result of these different methodologies and assumptions used to identify the median employee. In addition, pay ratios may vary significantly among companies due to differences in business strategies and workforce composition. For example, one company may outsource certain business functions whereas another may perform the same functions in-house. These and other factors can significantly impact the pay ratio reported by each company.

Pay Versus Performance Disclosure

In accordance with Item 402(v) of Regulation S-K of the Exchange Act adopted by the Securities and Exchange Commission, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below. The table below does not necessarily reflect value actually earned, realized, or received by our PEO and Non-PEO NEOs. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

							Value of Initial Fixed $100 Investment Based On:[4]
Year	Summary Compensation Table Total for Todd S. Nelson[1]	Summary Compensation Table Total for Andrew H. Hurst[1]	Compensation Actually Paid to Todd S. Nelson[1,2,3]	Compensation Actually Paid to Andrew H. Hurst[1,2,3]	Average Summary Compensation Table Total for Non-PEO NEOs[1]	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3]	Total Shareholder Return ("TSR")	Peer Group TSR	Net Income ($ millions)	Adjusted Operating Income[5] ($ millions)
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$5,473,723	-	$7,840,049	-	$1,708,035	$2,284,467	$245.17	$93.24	$159.9	$247.1
2024	$6,725,760	-	$13,858,164	-	$2,129,998	$3,871,501	$217.04	$91.99	$147.6	$194.6
2023	$4,504,386	$4,086,115	$9,264,665	$1,090,971	$1,718,696	$2,854,849	$140.89	$75.13	$147.7	$199.2
2022	$4,512,179	$2,537,725	$5,745,977	$3,004,639	$1,415,745	$1,659,444	$110.08	$63.92	$95.9	$175.8
2021	$4,998,632	-	$4,575,611	-	$1,425,824	$1,283,784	$93.12	$80.15	$109.6	$183.6

(1) Todd S. Nelson was our PEO from 2020 through January 20, 2022, then again from November 16, 2023 to present. Andrew H. Hurst was our PEO from January 20, 2022 through November 15, 2023. The individuals comprising the Non-PEO named executive officers for each fiscal year presented are listed below.

2021	2022	2023	2024	2025
Andrew H. Hurst	Ashish R. Ghia	Ashish R. Ghia	Ashish R. Ghia	Ashish R. Ghia
Ashish R. Ghia	Greg E. Jansen	Greg E. Jansen	Greg E. Jansen	Greg E. Jansen
Jeffrey D. Ayers	John R. Kline	John R. Kline	John R. Kline	John R. Kline
John R. Kline	Elise L. Baskel	Elise L. Baskel	Elise L. Baskel	Elise L. Baskel

(2) The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3) Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table.

	Summary
	Compensation	Exclusion of	Inclusion of	Compensation
	Table Total for	Stock Awards	Equity Values	Actually Paid to
Year	Todd S. Nelson	for Todd S. Nelson	for Todd S. Nelson	Todd S. Nelson
2025	$5,473,723	$2,287,577	$4,653,903	$7,840,049
2024	$6,725,760	$2,351,513	$9,483,917	$13,858,164
2023	$4,504,386	$2,004,036	$6,764,315	$9,264,665
2022	$4,512,179	$2,043,087	$3,276,885	$5,745,977
2021	$4,998,632	$2,297,832	$1,874,811	$4,575,611

	Summary
	Compensation	Exclusion of	Inclusion of	Compensation
	Table Total for	Stock Awards	Equity Values	Actually Paid to
Year	Andrew H. Hurst	for Andrew H. Hurst	for Andrew H. Hurst	Andrew H. Hurst
2023	$4,086,115	$1,240,590	$(1,754,554)	$1,090,971
2022	$2,537,725	$1,070,169	$1,537,083	$3,004,639

	Average Summary			Average
	Compensation	Average Exclusion of	Average Inclusion of	Compensation
	Table Total for	Stock Awards	Equity Values	Actually Paid to
Year	Non-PEO NEOs	Non-PEO NEOs	Non-PEO NEOs	Non-PEO NEOs
2025	$1,708,035	$544,795	$1,121,227	$2,284,467
2024	$2,129,998	$555,054	$2,296,557	$3,871,501
2023	$1,718,696	$534,067	$1,670,220	$2,854,849
2022	$1,415,745	$490,290	$733,989	$1,659,444
2021	$1,425,824	$480,891	$338,851	$1,283,784

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Fiscal Year-end Fair Value of Equity Awards Granted During Fiscal Year That Remained Unvested as of Last Day of Fiscal Year for Todd S. Nelson	Change in Fair Value from Last Day of Prior Fiscal Year to Last Day of Fiscal Year for Todd S. Nelson	Vesting-Date Fair Value of Equity Awards Granted During Fiscal Year That Vested During Fiscal Year for Todd S. Nelson	Change in Fair Value From Last Day of Prior Fiscal Year to Vesting Date of Unvested Equity Awards That Vested During Fiscal Year for Todd S. Nelson	Fair Value at Last Day of Prior Fiscal Year of Equity Awards Forfeited During Fiscal Year for Todd S. Nelson	Total Inclusion of Equity Values for Todd S. Nelson
2025	$4,036,981	$1,122,744	-	$(505,822)	-	$4,653,903
2024	$5,347,469	$4,107,876	-	$28,572	-	$9,483,917
2023	$3,853,015	$2,995,276	-	$(83,976)	-	$6,764,315
2022	$2,728,042	$662,876	-	$(114,033)	-	$3,276,885
2021	$2,286,168	$(238,435)	-	$(63,793)	$(109,129)	$1,874,811

Year	Fiscal Year-end Fair Value of Equity Awards Granted During Fiscal Year That Remained Unvested as of Last Day of Fiscal Year for Andrew H. Hurst	Change in Fair Value from Last Day of Prior Fiscal Year to Last Day of Fiscal Year for Andrew H. Hurst	Vesting-Date Fair Value of Equity Awards Granted During Fiscal Year that Vested During Fiscal Year for Andrew H. Hurst	Change in Fair Value from Last Day of Prior Fiscal Year to Vesting Date of Unvested Equity Awards that Vested During Fiscal Year for Andrew H. Hurst	Fair Value at Last Day of Prior Fiscal Year of Equity Awards Forfeited During Fiscal Year for Andrew H. Hurst	Total Inclusion of Equity Values for Andrew H. Hurst
2023	-	-	-	$(20,863)	$(1,733,691)	$(1,754,554)
2022	$1,428,948	$131,156	-	$(23,021)	-	$1,537,083

Year	Average Fiscal Year-end Fair Value of Equity Awards Granted During Fiscal Year That Remained Unvested as of Last Day of Fiscal Year for Non-PEO NEOs	Average Change in Fair Value from Last Day of Prior Fiscal Year to Last Day of Fiscal Year for Non-PEO NEOs	Average Vesting- Date Fair Value of Equity Awards Granted During Fiscal Year that Vested During Fiscal Year for Non-PEO NEOs	Average Change in Fair Value from Last Day of Prior Fiscal Year to Vesting Date of Unvested Equity Awards that Vesteed During Fiscal Year for Non-PEO NEOs	Average Fair Value at Last Day of Prior Fiscal Year of Equity Awards Forfeited During Fiscal Year for Non-PEO NEOs	Total Average Inclusion of Equity Values for Non-PEO NEOs
2025	$961,423	$281,217	-	$(121,413)	-	$1,121,227
2024	$1,262,222	$1,029,727	-	$4,608	-	$2,296,557
2023	$1,026,821	$656,769	-	$(13,370)	-	$1,670,220
2022	$654,662	$95,423	-	$(16,096)	-	$733,989
2021	$478,450	$(46,861)	-	$(75,925)	$(16,813)	$338,851

(4) The Peer Group TSR set forth in this table utilizes the companies used as a peer group for purposes of the Company’s disclosures under Item 402(b) of Regulation S-K. The returns of each component issuer of the group have been weighted according to their stock market capitalization at the beginning of each period. The comparison assumes $100 was invested for the period starting December 31, 2020, through the end of the listed year in the Company and in the companies used as a peer group, respectively. The companies used as a peer group for 2021 and 2022 are as follows: 2U, Inc., Adtalem Global Education Inc., American Public Education, Inc., Bright Horizons Family Solutions Inc., Chegg, Inc., Cornerstone OnDemand, Inc., Graham Holdings Company, Grand Canyon Education, Inc., Heidrick & Struggles International, Inc., Houghton Mifflin Harcourt Company, Huron Consulting Group Inc., Kforce Inc., Korn Ferry, Lincoln Educational Services Corporation, Strategic

Education, Inc., Stride, Inc., Universal Technical Institute, Inc., WW International, Inc., and Zovio Inc. For 2023, Bright Horizons Family Solutions Inc. was removed from the peer group due to its outsized market capitalization. In addition, Cornerstone OnDemand, Inc. and Houghton Mifflin Harcourt Company were removed for 2023 due to M&A activity. The Company then added Skillsoft Corp. as a peer for 2023 due to similar market capitalization and industry. For 2024, the Company removed Zovio Inc. as a peer due to its dissolution. For 2025, the Company removed 2U, Inc. from the peer group as a result of its bankruptcy.

(5) We determined adjusted operating income to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEOs and Non-PEO NEOs in 2023, 2024, and 2025. Adjusted operating income is defined, for purposes of the annual incentive plan, as set forth above in the “Compensation Discussion and Analysis” section. For years 2021 and 2022, the most important financial measure was adjusted EBITDA; the change from adjusted EBITDA to adjusted operating income did not involve a substantive or economic value change and was made for more consistent nomenclature. We may determine a different financial performance measure to be the most important financial performance measure in future years. For a reconciliation of adjusted operating income for purposes of the annual incentive plan to operating income, the most directly corresponding GAAP financial measure, see Appendix A.

Tabular List of Most Important Financial Performance Measure. The following presents the financial performance measure that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2025 to Company performance. The financial performance component of the annual incentive plan was based solely on a company-wide adjusted operating income performance measure. For a reconciliation of adjusted operating income for purposes of the annual incentive plan to operating income, the most directly corresponding GAAP financial measure, see Appendix A.

Adjusted Operating Income

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”). The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Company TSR
Compensation Actually Paid ($ Millions)
$16
$14
$12
$10
$8
$6
$4
$2
$-
Company TSR (FYE 2019 indexed to $100)
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$-
$4.6
$1.3
$93.12
$5.7
$3.0
$1.7
$110.08
$9.3
$1.1
$2.9
$140.89
$13.9
$3.9
$217.04
$7.8
$2.3
$245.17
2021
2022
2023
2024
2025
Fiscal Year
Todd S. Nelson Compensation Actually Paid
Andrew H. Hurst Compensation Actually Paid
Average NEO Compensation Actually Paid
Corporation TSR

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income. The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the five most recently completed fiscal years.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Adjusted Operating Income. The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our annual incentive plan adjusted operating income during the five most recently completed fiscal years.

Description of Relationship Between Company TSR and Peer Group TSR. The following chart compares our cumulative TSR over the five most recently completed fiscal years to the TSR of each component issuer of the applicable peer group, weighted according to their market capitalization at the beginning of each period for which a return is indicated.

AUDIT-RELATED MATTERS

Report of the Audit Committee of the Board of Directors

We assist the Board in fulfilling its responsibility for overseeing the quality of Perdoceo’s accounting, auditing and reporting practices. Management is responsible for the reporting processes, preparing and presenting financial statements and implementing and maintaining internal controls. Perdoceo’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of Perdoceo’s audited financial statements to generally accepted accounting principles in the United States.

In discharging our oversight responsibilities regarding the audit process, we have:

(1)
Reviewed and discussed the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, with management.
(2)
Discussed with Grant Thornton LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees, and the SEC.
(3)
Received the written disclosures and the letter from Grant Thornton LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton LLP’s communications with us concerning independence and have discussed with Grant Thornton LLP its independence.

Based upon the review and discussions referred to above, we recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

AUDIT COMMITTEE

Kenda B. Gonzales (Chairperson)

Dennis H. Chookaszian

Patrick W. Gross

Hanna Skandera

Leslie T. Thornton

Principal Accounting Fees and Services

Pre-Approval Policy

The Audit Committee pre-approves all services provided by Grant Thornton LLP to the Company. In some cases, this pre-approval may be accomplished through policies and procedures adopted by the Audit Committee that provide a detailed description of the services that may be performed, as well as limits on the fees for the services. In pre-approving services, the Audit Committee considers whether these services are consistent with the SEC’s rules on auditor independence.

Fees Paid to Independent Public Accounting Firm

The following is a summary of the approximate fees billed to us by Grant Thornton LLP for professional services provided for fiscal years ended December 31, 2024, and 2025.

Fee Category	2025	2024
Audit Fees (1)	$1,546,000	$1,419,757
Audit-Related Fees (2)	$20,000	$259,000
Tax Fees	$—	$—
All Other Fees	$—	$—

(1)
Audit fees consisted of audit work performed in the preparation of financial statements, including fees related to purchase accounting, quarterly financial statement reviews and regulatory audits, as well as any related expenses reimbursable by the Company incurred during the audit. These fees included audit services related to Section 404 of the Sarbanes-Oxley Act.
(2)
Audit-related fees include expenses associated with recent acquisitions and work performed in connection with 401(k) plan audits.

ITEMS TO BE VOTED ON

PROPOSAL 1: Election of Directors

The Board of Directors has nominated the nine director candidates named below for election to the Board. Each of the nominees is currently serving as a director of Perdoceo Education Corporation and is running for re-election. If elected, the nominees for election as directors will each serve for a one-year term expiring at the Company’s 2027 Annual Meeting of Stockholders. The Board of Directors recommends that stockholders vote in favor of the election of all of the nominees named in this Proxy Statement below to serve as directors of Perdoceo.

The Board of Directors has affirmatively determined that each director nominee, except for Mr. Nelson, our current CEO, is an “independent director” under Nasdaq’s listing standards and is independent under Nasdaq’s listing standards applicable to his or her Board Committee memberships. The Board used Rule 5605(a)(2) of Nasdaq’s corporate governance listing requirements and Rule 10A-3(b)(1) of the Exchange Act as guides in its independence determination.

If any of the Board of Directors’ nominees is unable or declines to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee or nominees recommended by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable or will decline to serve as a director if elected.

The Board of Directors recommends that stockholders vote FOR all of the Board of Directors’ nominees for election as directors.

Dennis H. Chookaszian	Director since October 2002

Mr. Chookaszian, age 82, served as Chairman of the Financial Accounting Standards Advisory Council, which advises the Financial Accounting Standards Board (“FASB”), from January 2007 to December 2011. Mr. Chookaszian was formerly the Chairman and Chief Executive Officer of CNA Financial Corporation (“CNA”). During his 27-year career with CNA, Mr. Chookaszian held several management positions at CNA’s business unit and corporate levels. In 1992, he was named Chairman and Chief Executive Officer of CNA Insurance Companies, and in 1999 he became Chairman of CNA’s executive committee. Mr. Chookaszian retired from CNA in 2001. Mr. Chookaszian is currently a board member of publicly-held Pillarstone Capital REIT, a Maryland real estate investment trust engaged in investing in, owning and operating commercial properties. He also served as a director of publicly-held CME Group Inc. (formerly known as Chicago Mercantile Exchange Holdings Inc.), a U.S. financial exchange, from January 2004 to May 2023; Allscripts Healthcare Solutions, Inc., a provider of clinical, financial, connectivity and information solutions and related professional services for hospitals, physicians and post-acute organizations, from September 2010 to May 2016; LoopNet, Inc., an information services provider to the commercial real estate industry, from July 2006 to April 2012; Maxar Technologies Ltd. (formerly known as MacDonald Dettwiler), a global communications and information company, from July 2005 to May 2019; Prism Technologies Group, Inc., an on-line insurance provider, from April 2003 to December 2017; and Sapient Corporation, a global services firm providing digital marketing and business and information technology services, from January 2003 to August 2007. Mr. Chookaszian has a Bachelor of Science in chemical engineering from Northwestern University, a Master of Business Administration in finance from the University of Chicago and a Master’s degree in economics from the London School of Economics. He received certification as a public accountant in 1971 and also is a Chartered Property Casualty Underwriter.

Expertise	Attributes and Skills
Strategic Planning and Growth Initiatives

Mr. Chookaszian assists the Board and Company in assessing its growth strategies by providing transaction structuring alternatives, negotiating strategies and assessments of strategic value regarding potential Company acquisitions and dispositions. These skills were developed during his tenure at CNA, through his service on the advisory boards of a number of private equity firms, and through his involvement in the purchase or sale of more than 100 companies throughout his career.

Investment Management and Other Financial Expertise

Mr. Chookaszian provides in-depth financial expertise to the Audit Committee of the Board that is augmented by his knowledge of trends in financial reporting, financial regulation standard-setting and related global regulations. A national leader in the financial regulatory area, he served as the chairman of FASAC (Financial Accounting Standards Advisory Council) from January 1, 2007 to December 31, 2011. FASAC advises on issues related to projects on the FASB agenda. He is also a member of the Financial Crisis Advisory Group (“FCAG”), which advises the FASB and the International Accounting Standards Board

Expertise	Attributes and Skills

about standard-setting implications of the global financial crisis and potential changes to the global regulatory environment. FCAG members are drawn from senior leaders throughout the world with broad experience in international financial markets and an interest in the transparency of financial reporting information. He has also served on many other accounting bodies, including the AICPA Group of 100, the FAS 95 Task Force, the FASB Financial Instruments Task Force, and the AICPA Insurance Industry Committee. Mr. Chookaszian also served as CFO of CNA for 15 years.

Marketing

Mr. Chookaszian has an in-depth background in Internet marketing and has served on the board of directors of a number of firms involved in marketing to consumers and businesses. He has also been involved with a number of firms that provide consulting services to assist with Internet marketing.

Governance

Mr. Chookaszian brings to the Board in-depth knowledge and trend information regarding corporate governance, gained both from his experience on boards of very large and smaller public companies and his academic interest in corporate governance. He teaches corporate governance at the University of Chicago Booth School of Business, at Cheung Kong University in Beijing, China, and at IIPM University in India, and also teaches director education courses at Northwestern University’s Kellogg Graduate School of Management.

Digital Business and Information Technology

Mr. Chookaszian brings a wealth of information technology business experience to the Board which he gained throughout his career from his experience as a management consultant for eight years with Deloitte where he worked on the design and development of major computer systems with a heavy emphasis on system controls and integration with enterprise financial systems, his role as chief information officer at CNA where he was directly involved in the selection of database technology and computer control infrastructure and his service on the board of directors of a number of firms involved in information technology services, as well as additional positions. This experience provides additional insight regarding the strengths and potential risks related to the Company’s online programs and technology infrastructure.

Cybersecurity

Mr. Chookaszian’s experience as chief information officer and chief executive officer of CNA and as chief executive officer of an Internet based financial advice provider where he was deeply involved in the design and development on the Internet infrastructure and security systems of the application, coupled with additional insight gained from service on the board of directors of a number of information technology services companies, provides the Board with assistance in recognizing and developing strategies and processes to protect against security threats relating to the Company’s technology infrastructure and the personally identifiable information maintained in the Company’s systems.

Kenda B. Gonzales	Director since October 2016

Ms. Gonzales, age 68, served as Chief Financial Officer of Harrison Properties LLC, a Phoenix-based industrial real estate management company, from June 2007 until August 2017. Ms. Gonzales served as Chief Financial Officer of Apollo Group, Inc. (now known as Phoenix Education Partners, Inc.) from October 1998 to November 2006, as Senior Executive Vice President and Chief Financial Officer of UDC Homes Inc. from July 1996 to August 1998, and as Senior Vice President and Chief Financial Officer of Continental Homes Holding Corp. from May 1985 to July 1996. Ms. Gonzales began her career as a certified public accountant with Peat, Marwick, Mitchell and Company. She serves as a member of Gigi’s Playhouse of Phoenix board of directors and formerly served as an independent member and Chair of the Audit Committee of the board of directors of Main Street Restaurant Group, Inc., a former public company restaurant operator, from 2003 to 2006 and as the Chair of the Audit Committee (from 2010 to 2013) and Community Expert member (from 2009 to 2015) of the Arizona Board of Regents. Ms. Gonzales received a Bachelor of Accountancy degree from the University of Oklahoma and is a certified public accountant.

Expertise	Attributes and Skills
Educational Services and Related Legal and Regulatory Experience	Ms. Gonzales’ prior experience in the for-profit education industry provides knowledge and background important to fulfilling the role of a director of the Company.
Strategic Planning and Growth Initiatives

Ms. Gonzales is a senior financial executive with over 25 years of experience leading corporations through complex capital market transactions, mergers and acquisitions and reorganizations/turnarounds, which provides additional insight and experience to the Board.

Investment Management and Other Financial Expertise	Ms. Gonzales’ service in multiple financial roles adds significant financial and accounting expertise to the Board.

Patrick W. Gross	Director since December 2005

Mr. Gross, age 81, has served as Chairman of The Lovell Group, a private business and technology advisory and investment firm, since 2002. Mr. Gross also was a co-founder and principal executive officer of American Management Systems, Inc., a computer applications software and systems integration firm, from 1970 to 2002. He became chairman of its executive committee in 1982. He has served as chairman of the board of several companies owned by private equity firms. In addition, he served as Vice Chairman of Youth for Understanding International Exchange. Mr. Gross is currently the lead director of publicly-held Liquidity Services, Inc., an operator of several leading online auction marketplaces for surplus and salvage assets. He has also served on the board of directors of Capital One Financial Corporation from 1995 to 2017, Computer Network Technology Corporation from 1997 to 2005, Mobius Management System, Inc. from 2002 to 2007, Rosetta Stone from 2006 to 2020, Taleo Corporation from 2006 to 2012 and Waste Management, Inc. from 2006 to 2020. He attended Cornell University and received a Bachelor of Engineering Science degree from Rensselaer Polytechnic Institute. Mr. Gross also earned a Master of Science in engineering from the University of Michigan and a Master of Business Administration from the Stanford Graduate School of Business.

Expertise	Attributes and Skills
Strategic Planning and Growth Initiatives

Mr. Gross has strong strategic planning expertise from his experience in founding and building numerous companies. He has particular expertise in leveraging information technology and advanced data analytics.

Investment Management and Other Financial Expertise

Mr. Gross’ background in financial reporting and financing of companies, both smaller Nasdaq companies and large multi-billion NYSE companies, provides him with extensive experience in planning and implementing financial management and other ERP systems.

Marketing	Mr. Gross brings to the Board extensive experience in direct marketing to consumers utilizing advanced data analytics.
Governance

Mr. Gross has a keen understanding of corporate governance initiatives and trends, practical methods of implementing corporate governance processes and best practices, and a focus on fiduciary responsibilities of directors and management, arising from his service as board chairman/lead director/presiding director of NYSE, Nasdaq and private companies and as chairman of audit, compensation and nominating and governance committees for a wide range of companies.

Digital Business and Information Technology

Mr. Gross has been involved with the information technology business for more than four decades. He has been involved with applying evolving digital models and advanced analytics during this period. For more than 30 years, he led the application of advanced IT and analytics for major corporations and government agencies for the firm he co-founded. In addition, for more than 15 years Mr. Gross has advised and served on the boards of a number of information technology and data analytics firms providing, among others, Internet commerce applications, software as a service, security software, advanced test-and-learn analytics and propriety marketing data and analytics.

Expertise	Attributes and Skills
Cybersecurity

Building on the foundation of his experience in information technology and his service on the boards of an information access security company and an email security firm, Mr. Gross has gained insight into the board oversight of cybersecurity from his service on the boards and risk committees of a major financial institution, a large national logistics and distribution firm and others. With this background, he provides the Board with insight and assistance in recognizing and developing strategies and processes to protect against security threats relating to the Company’s technology infrastructure and the personally identifiable information maintained with the Company’s databases.

William D. Hansen	Director since November 2017

Mr. Hansen, age 66, serves as President and Chief Executive Officer of Building Hope Holdings, Inc., a non-profit leader in charter school facilities, financing, and services. Mr. Hansen also serves on the Board of Visitors of George Mason University. Previously, Mr. Hansen served as Chief Executive Officer and President of Strada Education Network, formerly called USA Funds, a national nonprofit dedicated to improving lives by strengthening the pathways between education and employment from July 2013 through March 2021. From July 2011 through July 2013, Mr. Hansen served as the Chief Executive Officer of Madison Education Group, LLC, an education-related consulting firm. From July 2009 to December 2010, he served as the President of Scantron Corporation, a provider of assessment and survey solutions. Mr. Hansen also served as the Chairman of Scantron Corporation from September 2010 to July 2011. Mr. Hansen held various leadership positions at Chartwell Education Group, LLC, an education-related consulting firm, from July 2005 to July 2009, including Chief Executive Officer and Senior Managing Director. Mr. Hansen served as the Deputy Secretary at the U.S. Department of Education from May 2001 to July 2003. He has served as a director of Performant Financial, a public company providing technology-enabled recovery and analytics services from, December 2011 through October 2025. He also served as a director of the First Marblehead Corporation, a then public specialty finance company focused on the education financing marketplace, from 2003 until that company was acquired in 2016. He currently serves on the board of directors of Academic Programs International, Pansophic Learning, Shorelight, and Everspring. He also serves on the advisory boards of Wayfinder and Centegix. In addition, he serves on the nonprofit boards of Building Hope Holdings, the Jackie Robinson Foundation, and Youth for Tomorrow. Mr. Hansen received a Bachelor of Science degree in Economics from George Mason University.

Expertise	Attributes and Skills
Educational Services and Related Legal and Regulatory Experience

Mr. Hansen served for 15 years in the federal government, most of which was at the Department of Education where he served in key leadership positions overseeing the financial, regulatory and policy operations of the Department. This experience brings helpful regulatory perspective to the Board.

Strategic Planning and Growth Initiatives

Serving as the principal executive officer of several education-related companies, Mr. Hansen was responsible for the success and growth of those companies. He has also served as a director on the boards of multiple education-related companies, both public and private, over the past 15 years. The Board benefits from the insight gained from these positions.

Investment Management and Other Financial Expertise

As chief executive officer of Strada Education Network, Mr. Hansen managed a company portfolio of $1.4 billion. This experience, as well as his experience serving on public company audit committees and as assistant secretary for management and budget and chief financial officer at the Department of Education, supplements the Board’s investment management expertise.

Governance

Mr. Hansen has obtained a variety of governance perspectives to share with the Board through his positions as president and chairman of Scantron Corporation where he was responsible to a public holding company for governance matters, chief executive officer of Strada Education Network where he was responsible for governance issues with the board of directors, chair of several governance and nominating committees, and president and chairman of several private companies where he was responsible for board and investor relations.

Gregory L. Jackson	Director since November 2008

Mr. Jackson, age 59, is a private investor. From January 2013 to December 2017 he was a managing partner of Jackson Park Capital, LLC and co-manager of Oakseed Opportunity Fund (an SEC registered Equity Mutual Fund). From January 2011 to April 2012, he was a senior portfolio manager with Ensign Peak Advisors. Prior to that time, Mr. Jackson was an investment partner of Blum Capital Partners, L.P. (“Blum Capital”), which he joined in 2003, and where he had served as Co-Head of its Investment Committee, a member of its affiliate, Blum Strategic GP, L.L.C., and managing member of each of the following affiliates: Blum Strategic GP II, L.L.C., Blum Strategic GP III, L.L.C., and Blum Strategic GP IV, L.L.C. His responsibilities at Blum Capital included sourcing new investment opportunities, managing Blum Capital’s investment portfolios, and overseeing the investment research process. Prior to joining Blum Capital, Mr. Jackson spent six years at Harris Associates LP where he was the co-portfolio manager of the Oakmark Global Fund (which received a Morningstar 5-star rating during his tenure) from its inception in August 1999 through October 2003. He also was a partner at Harris Associates LP and an investment analyst of domestic equities. Prior to joining Harris Associates LP, he was a partner, portfolio manager and investment analyst with Yacktman Asset Management. Mr. Jackson received a Bachelor of Science degree from the University of Utah and his Master of Business Administration from the University of Chicago.

Expertise	Attributes and Skills
Educational Services and Related Legal and Regulatory Experience

Mr. Jackson has an extensive background in analyzing and investing in the for-profit education industry, having worked closely with the managements and boards of directors of Blum Capital’s portfolio companies to increase stockholder value by partnering with these companies to implement various financial, operational and governance initiatives. This experience enables him to bring to the Board deep knowledge of the industry and insights into linkages between various aspects of the Company’s business and stockholder value creation.

Strategic Planning and Growth Initiatives

Mr. Jackson’s role as a director at portfolio companies has focused on strategic growth and planning for public companies, which experience Mr. Jackson uses to assist the Board in its strategic planning activities. Mr. Jackson also has an extensive background in analyzing and investing in the for-profit education industry and provides the Board with investors’ views on education industry fundamentals and increasing stockholder value.

Investment Management and Other Financial Expertise	Mr. Jackson, as a career investment manager, brings the perspective of investors and his experience in analyzing businesses and developing investment strategy to the Board.

Todd S. Nelson	Director since August 2015

Mr. Nelson, age 67, has served as President and Chief Executive Officer of the Company since November 2023. He served in the role of Executive Chairman of the Board from January 2022 until November 2023, and he previously served as President and Chief Executive Officer of the Company from August 2015 until January 2022. Prior to joining the Company, Mr. Nelson served as a director of Education Management Corporation from February 2007 through November 2013, including serving as Chairman of the Board of Directors from August 2012 until November 2013. He was also Education Management Corporation’s Chief Executive Officer from February 2007 to August 2012, and its President from February 2007 to December 2008. Mr. Nelson worked as an independent consultant from January 2006 through January 2007 after departing Education Management Corporation. Mr. Nelson worked for Apollo Group, Inc. (now known as Phoenix Education Partners, Inc.) from 1987 through January 2006. Mr. Nelson served in various roles with Apollo Group, Inc., including serving as President from February 1998 until January 2006, Chief Executive Officer from August 2001 until January 2006, and Chairman of the Board from June 2004 until January 2006. Mr. Nelson was a member of the faculty at the University of Nevada at Las Vegas from 1983 to 1984. Mr. Nelson received a Bachelor of Science degree in marketing from Brigham Young University and his Master of Business Administration from the University of Nevada.

Expertise	Attributes and Skills

Educational Services and Related Legal and Regulatory Experience

Mr. Nelson’s career has focused on the for-profit education industry for nearly 30 years, including serving as the Company’s President and Chief Executive Officer from August 2015 until January 2022, and then again since November 2023, which brings to the Board his valuable and comprehensive understanding of the Company and the industry in which it operates.

Strategic Planning and Growth Initiatives

Mr. Nelson has experienced and led strategic growth initiatives during his prior industry positions, which provides insight and perspective as the Company implements its transformation strategy and seeks a return to sustainable growth.

Investment Management and Other Financial Expertise

Having served as chief executive officer of several public and private companies, Mr. Nelson brings significant financial expertise to the Board. This experience, as well as his experience serving as director for different public and private companies, supplements the Board's investment management expertise.

Marketing	Mr. Nelson's prior industry experience provides the Board with strong knowledge, perspective and insight into marketing at a private postsecondary education institution.
Governance	Mr. Nelson is knowledgeable and experienced in governance, having served on several public and private company boards.

Hanna Skandera	Director since February 2025

Hanna Skandera, age 52, currently serves as President and CEO of the Daniels Fund, a $1.8 billion philanthropic organization that provides grants to highly effective nonprofits, has launched the National Civics Bee, and provides college scholarships to the next generation of America’s leaders. Joining the organization’s board in 2019 and taking the helm in 2021, Ms. Skandera demonstrates a strong commitment to impact and positively influence American life. Ms. Skandera is nationally recognized for her bold leadership, entrepreneurial vision, and focus on outcomes. She previously served as President and CEO of Mile High Strategies from 2017 through 2020 and as Secretary of Education in New Mexico under Governor Susana Martinez from 2011 through 2017, where she drove significant improvements in academic achievement and effective management of a $2.7 billion budget. She previously served as Undersecretary for California Governor Schwarzenegger from 2004 to 2005, as Deputy Commissioner of Education for Florida Governor Jeb Bush from 2005 to 2007, and as Deputy Chief of Staff and Senior Policy Advisor at the U.S. Department of Education from 2007 to 2009. In addition to her policy and business acumen, Ms. Skandera has served as visiting professor at the Pepperdine School of Public Policy, a Distinguished Teaching Fellow at Harvard Kennedy School, and a research fellow with the Hoover Institution at Stanford University. Pepperdine has honored her as both a Distinguished Alumna and an Outstanding Woman in Leadership. Ms. Skandera serves on the private boards of the Daniels Fund, Denver Metro Chamber of Commerce, MGT, Philanthropy Roundtable, and Risepoint. Ms. Skandera received a Bachelor of Business Administration degree from Sonoma State University and her Masters in American Politics and International Relations from Pepperdine University School of Public Policy.

Expertise	Attributes and Skills

Educational Services and Related Legal and Regulatory Experience

Ms. Skandera’s extensive experience in education, specifically in her roles as Secretary of Education in New Mexico, Deputy Commissioner of Education in Florida and Deputy Chief of Staff at the U.S. Department of Education, provides her with unique knowledge and viewpoints from an industry, legal and regulatory perspective.

Investment Management and Other Financial Expertise	As President and CEO of a $1.8 billion philanthropic organization, Ms. Skandera brings investment management and financial expertise to the Board.

Leslie T. Thornton	Director since December 2005

Ms. Thornton, age 67, served as Vice President and General Counsel of WGL Holdings, Inc. (“WGL”) and Washington Gas Light Company, a wholly-owned subsidiary of WGL, from January 2012 until November 2018, having joined WGL as Counsel to the Chairman in November 2011. WGL, a public retail gas and electric marketing firm and a design-build energy company, operates a regulated natural gas utility serving more than one million customers throughout metropolitan Washington, D.C., Virginia, Maryland and Pennsylvania. Prior to joining WGL, Ms. Thornton served as a partner with the law firm of Dickstein Shapiro LLP in Washington D.C. from 2004 until 2011 and as a partner with the law firm of Patton Boggs, LLP from 2000 to 2004. Beginning with the presidential transition of 1992 and until 2000, Ms. Thornton worked with U.S. Secretary of Education Richard W. Riley, first as Deputy Chief of Staff and Counselor, and then as Chief of Staff at the U.S. Department of Education. Ms. Thornton was also in charge of Continuity of Operations of Government for the Department of Education. Ms. Thornton is currently a board member of publicly-held Southwest Gas Holdings, Inc., a multi-state provider of natural gas service and a comprehensive utility infrastructure services enterprise dedicated to delivering a diverse array of solutions to North America’s gas and electric providers. Ms. Thornton holds a Bachelor of Arts degree from the University of Pennsylvania and a law degree from Georgetown University Law Center. In 2016, Ms. Thornton received her LLM in National Security Law at Georgetown University Law Center. Ms. Thornton is also an adjunct professor of law at Georgetown Law.

Expertise	Attributes and Skills
Educational Services and Related Legal and Regulatory Experience

Ms. Thornton is knowledgeable in the legislative and regulatory aspects of postsecondary education from the policy and legal perspectives. She provides insight and strategic advice regarding trends and issues involved in the federal oversight of both public and private postsecondary educational institutions and providers.

Governance

Ms. Thornton provides the Board with expertise in governance from the standpoint of corporate legal compliance and corporate process controls to assist in assuring such compliance. She developed that expertise in her legal practice, which focused on counseling large corporations in complex internal corporate investigations, federal agency and congressional investigations, regulatory matters before federal government agencies, state attorneys’ general investigations and high-level executive branch policy and political work. She continued to develop such expertise in her capacity as general counsel of WGL. In addition, Ms. Thornton is a National Association of Corporate Directors (“NACD”) Board Leadership Fellow. She has demonstrated her commitment to boardroom excellence by completing NACD’s comprehensive program of study for corporate directors.

Cybersecurity

In her position at WGL, Ms. Thornton gained experience regarding cyber threats and other cybersecurity matters, including data breaches, which provides the Board with a valuable resource on these topics. Ms. Thornton co-authored a treatise chapter on privacy and security in the 2013 Thomson Reuters/WestLaw series entitled Successful Partnering Between Inside and Outside Counsel, is a requested speaker on these issues and has been quoted in news outlets on the topic. She also completed her Master of Laws degree in National Security Law (with a cybersecurity focus) at Georgetown Law School in 2016. Further, she has participated in several NACD panels as a subject matter expert in cybersecurity.

Alan D. Wheat	Director since March 2021

Mr. Wheat, age 74, is a former Congressman and currently serves as chair of Wheat Shroyer Government Relations, where he manages a bi-partisan team of public policy professionals. In 1982, he was elected to the United States House of Representatives, where he became part of the House leadership as the youngest member in Congressional history to be appointed to the Rules Committee. While in Congress from January 1983 to January 1994, he was one of the nation’s first African-Americans to represent a district with a white majority. Congressman Wheat left the House in 1994 to run for a seat in the United States Senate. He was the first minority candidate selected as a major party nominee for statewide office in Missouri. After his unsuccessful Senate race in March 1995, Mr. Wheat became Vice President of Public Policy and Government Relations with CARE, an international relief and development organization. After CARE, he served as Deputy Campaign Manager for the 1996 Clinton-Gore campaign and later formed Wheat Government Relations which he headed from 1998 until 2013 and later joined the law firm Polsinelli LLC in September 2013 where he served as chair of their Public Policy Practice until November 2021. Mr. Wheat holds a Bachelor of Arts degree from Grinnell College.

Expertise	Attributes and Skills

Educational Services and Related Legal and Regulatory Experience

Given the Company’s highly regulated industry, Mr. Wheat’s government relations experience and skill in building coalitions brings valuable experience and insight to the Board. Further, his various positions have allowed him to develop an extensive and bipartisan network of contacts in Washington, DC.

Marketing

Mr. Wheat has extensive marketing experience in various positions he has held over the course of his career, including his current role as chair of Wheat Shroyer Government Relations. He also served as Marketing Director for a group of health centers prior to his time in Congress and led marketing and government relations efforts at Polsinelli LLC. In addition, as Deputy Campaign Manager for Clinton-Gore, he focused on strategic messaging, public relations, and large-scale marketing efforts.

PROPOSAL 2: Approval of Perdoceo Education Corporation 2026 Long-Term Incentive Plan

We are asking our stockholders to approve the Perdoceo Education Corporation 2026 Long-Term Incentive Plan (the “2026 Plan”), which was adopted by our Board of Directors on April 3, 2026, subject to approval by our stockholders at the 2026 Annual Meeting. The 2026 Plan is being submitted for stockholder approval in order to approve the pool of shares of our common stock (“Shares” or “Common Stock”) that will be available for Awards thereunder. If this proposal is approved, 4,500,000 Shares will be authorized for issuance under the 2026 Plan, plus any Shares underlying Awards granted under the Perdoceo Education Corporation Amended and Restated 2016 Incentive Compensation Plan (the “2016 Plan”) that, after the effective date of the 2026 Plan, expire, terminate or are canceled or forfeited under the terms of the 2016 Plan. If approved by our stockholders, the 2026 Plan will replace the 2016 Plan, and no future awards will be made under the 2016 Plan.

A summary of the material features of the 2026 Plan follows. This summary, however, does not purport to be a complete description of all of the provisions of the 2026 Plan and is qualified in its entirety by the copy of the 2026 Plan attached hereto as Appendix B. Capitalized terms used but not otherwise defined in this proposal shall have the meanings ascribed to them in the 2026 Plan.

Key Terms

We are requesting that stockholders approve the 2026 Plan, including the following key aspects thereof:

•
Term of the 2026 Plan. Awards may be granted under the 2026 Plan at any time and from time to time on or prior to the tenth (10th) anniversary of the effective date of the 2026 Plan, on which date the 2026 Plan will expire except as to Awards then outstanding under the 2026 Plan.
•
Authorized Share Pool; Share Counting Methodology. The 2026 Plan provides for Awards with respect to a maximum of 4,500,000 Shares, plus any Shares underlying awards granted under the 2016 Plan that expire, terminate, are canceled or forfeited on or after the effective date of the 2026 Plan, minus any Shares underlying awards granted under the 2016 Plan after March 27, 2026. If approved by our stockholders, the 2026 Plan will replace our 2016 Plan, and no future awards will be made under the 2016 Plan upon the effective date of the 2026 Plan. Each Share that becomes available again under the 2026 Plan from a forfeited or terminated Award will be added back as one (1) Share (i.e., straight share counting). Each Share subject to a forfeited or terminated granted under the 2016 Plan will be added back as one (1) Share if such Share was subject to an Option or Stock Appreciation Right and as 1.35 Shares if such Share was subject to any other award (i.e., fungible share counting).
•
Individual Award Limits. The aggregate Awards granted during any calendar year to any one Participant shall not exceed 1,000,000 Shares subject to Options or Stock Appreciation Rights.
•
Director Limits. The maximum number of Shares subject to Awards granted during any calendar year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director for services as a Director during the calendar year, shall not exceed $500,000 in total value (calculating the value of any such Awards based on the grant-date fair value of such Awards for financial reporting purposes).
•
Minimum Vesting. Except with respect to a maximum of five percent (5%) of the aggregate number of Shares reserved for issuance under the 2026 Plan (the “5% Pool”), no Award payable in Shares (other than Substitute Awards and Awards that a Non-Employee Director elects to receive at Fair Market Value in lieu of all or a portion of such Non-Employee Director’s cash compensation) may provide for vesting sooner than twelve (12) months from the date of grant or may be subject to a performance period that is less than twelve (12) months. The foregoing restriction does not apply to the discretion of the Compensation Committee of the Board of Directors (the “Committee”) to provide for accelerated exercisability or vesting of any Award, including in cases of death, disability or a Change of Control, in the terms of the Award Agreement or otherwise.
•
No Repricing Without Stockholder Approval. Without the approval of the Company’s stockholders, other than pursuant to equitable adjustments in connection with certain corporate transactions, the Committee shall not reduce the Exercise Price of an Option or the Strike Price of a Stock Appreciation Right after the date of grant when such price exceeds the Fair Market Value of one Share, cancel an Option or Stock Appreciation Right in exchange for cash or another Award, or take any other action that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded.
•
No Evergreen Features. The 2026 Plan does not contain an “evergreen” provision pursuant to which the Shares authorized for issuance can be automatically replenished.

•
No Liberal Share Recycling. Any Shares withheld to satisfy tax withholding obligations on an Award, Shares tendered to pay the Exercise Price of an Option, and Shares repurchased on the open market with the proceeds of an Option exercise will not be added to the Shares available for Awards under the 2026 Plan.
•
Clawback Policy. All Awards under the 2026 Plan will be subject to the Company’s clawback policy, as maintained and amended from time to time, including without limitation to comply with applicable law or stock exchange listing requirements.

Background for Request to Approve Additional Shares under 2026 Plan

Outstanding Equity Award Information. The following table sets forth certain information as of March 27, 2026, unless otherwise noted, with respect to the Company’s equity awards under all plans:

Shares subject to outstanding Options	156,847
Weighted-average exercise price of outstanding Options	$12.71
Weighted-average remaining term of outstanding Options (in years)	1.68
Shares subject to outstanding full-value awards*	1,116,605
Shares available for issuance under the 2016 Plan	2,809,312
Shares requested for approval under the 2026 Plan	4,500,000
Shares of common stock outstanding	62,701,405

* Any award other than an Option or Stock Appreciation Right.

Significant Historical Award Information. Common measures of a long-term incentive plan’s cost include burn rate, dilution and overhang. The burn rate, or run rate, refers to how fast a company uses the supply of shares authorized for issuance under its long-term incentive plan. Over the last three years, the Company has maintained an average equity run rate of 1.0% of shares outstanding per year. Dilution measures the degree to which our stockholders’ ownership has been diluted by stock-based compensation awarded under the 2016 Plan and also includes shares that may be awarded under future long-term incentive plans, which is known as “overhang.”

The following table shows how these three equity metrics have changed over the last three years:

	For the Year Ended December 31,
Metric	2023	2024	2025
Equity Run Rate (1)	1.1%	0.8%	1.1%
Overhang (2)	10.5%	8.7%	7.5%
Dilution (3)	3.2%	2.7%	2.3%

(1)
Equity run rate is calculated by dividing the number of Shares subject to equity awards granted during the year by the weighted-average number of shares of common stock outstanding during the year.
(2)
Overhang is calculated by dividing (a) the sum of (x) the number of Shares subject to equity awards outstanding at the end of the year and (y) the number of Shares available for future grants, by (b) the number of shares of common stock outstanding at the end of the year.
(3)
Dilution is calculated by dividing the number of Shares subject to equity awards outstanding at the end of the fiscal year by the number of shares of common stock outstanding at the end of the fiscal year.

Number of Shares Requested. The Company considered several factors in determining the number of Shares to be authorized for issuance under the 2026 Plan:

•
We currently maintain the 2016 Plan under which new equity awards may be granted until the 2026 Plan becomes effective. As of March 27, 2026, under the 2016 Plan there were 1,273,452 Shares subject to outstanding awards and 2,809,312 Shares reserved and available for future awards. If our stockholders approve the 2026 Plan, no further awards will be granted under the 2016 Plan.
•
Assuming stockholder approval of the 2026 Plan, 4,500,000 Shares will be available for Awards thereunder, plus any Shares subject to an outstanding award under the 2016 Plan that, on or following the date of such approval, expires, terminates or is canceled or forfeited under the terms of the 2016 Plan, minus one (1) Share for each Share subject to an award granted under the 2016 Plan after March 27, 2026. We expect this number of Shares to be sufficient for at least six years of equity grants. While we believe that this modeling provides a reasonable estimate of the number of years such a share reserve would last, there are several factors that could impact our overall equity usage, including our share price on the date Awards are granted and our operating performance.
•
The total overhang resulting from this share request, including outstanding awards under the 2016 Plan, represents approximately 9.2% of our shares of common stock outstanding as of March 27, 2026.
•
For the share counting methodology, see “Items to be Voted On—PROPOSAL 2: Approval of Perdoceo Education Corporation 2026 Long-Term Incentive Plan—Key Terms” above.

Summary Description of the 2026 Plan

Purposes and Eligibility

The purposes of the 2026 Plan are to (i) attract and retain the services of individuals who are expected to contribute to the Company’s long-term success, (ii) provide incentives that align the interests of such individuals with those of the stockholders of the Company, and (iii) promote the success of the Company’s business. Any employee of the Company or any Affiliate (including consultants who are natural persons and who provide services to the Company or any Affiliate) and any Non-Employee Director shall be eligible to be selected as a Participant by the Committee. As of March 27, 2026, approximately 50 employees (including nine executive officers) and eight Non-Employee Directors would be eligible to participate in the 2026 Plan.

Shares Authorized for Issuance; Award Limitations

The 2026 Plan provides for Awards with respect to a maximum of 4,500,000 Shares, plus any Shares underlying awards granted under the 2016 Plan that, after the effective date of the 2026 Plan, expire, terminate or are canceled or forfeited under the terms of the 2016 Plan, minus any Shares underlying awards granted under the 2016 Plan after March 27, 2026. If approved by our stockholders, the 2026 Plan will replace our 2016 Plan, and we will not grant any additional awards under the 2016 Plan upon the effective date of the 2026 Plan.

Shares that are subject to Awards that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission for Awards not involving Shares, shall again become available for Awards under the 2026 Plan; provided, however, that each Share subject to a forfeited or terminated award granted under the 2016 Plan will be added back as one (1) Share if such Share was subject to an Option or Stock Appreciation Right and as 1.35 Shares if such Share was subject to any other award.

The number of Shares available under and/or subject to outstanding Awards under the 2026 Plan may be subject to equitable adjustment in the event of various changes in the capitalization of the Company to preserve the benefits or potential benefits of the Awards.

The aggregate Awards granted during any calendar year to any one Participant shall not exceed 1,000,000 Shares subject to Options or Stock Appreciation Rights. The number of Shares subject to Awards granted to any Non-Employee Director in a calendar year may not exceed $500,000 in total value, when taken together with any cash fees received by such Director in such year with respect to his or her service as a Non-Employee Director (calculating the value of any such Awards based on the grant-date fair value of such Awards for financial reporting purposes).

Administration and Types of Awards

The 2026 Plan is administered by the Committee, which interprets the 2026 Plan. The Committee has broad discretion to select the eligible persons to whom Awards will be granted, as well as the type, size, terms and conditions of each Award, including the Exercise Price of Options, the number of Shares subject to Awards, and the expiration date of, and vesting schedule or other restrictions applicable to, Awards.

The following types of Awards may be granted under the 2026 Plan:

•
Options (non-qualified and incentive stock options);
•
Stock Appreciation Rights;
•
Restricted Stock;
•
Restricted Stock Units;
•
Performance Awards (including Performance Cash, Performance Shares, and Performance Share Units); and

•
Other Share-Based Awards.

Except with respect to the 5% Pool, no Award payable in Shares (other than Substitute Awards and Awards a Non-Employee Director elects to receive at Fair Market Value in lieu of all or a portion of such Non-Employee Director’s cash compensation) may provide for vesting sooner than twelve (12) months from the date of grant or may be subject to a performance period that is less than twelve (12) months, other than in connection with a Change in Control, a Participant’s death or Disability, or Awards that, in the aggregate, do not exceed the 5% Pool. The foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of death, disability or a Change of Control, in the terms of the Award Agreement or otherwise.

Options. Options may be granted as non-qualified stock options or incentive stock options. The Exercise Price for all Options granted under the 2026 Plan will not be less than 100% of the Fair Market Value of the Shares on the date of grant. The Exercise Price of an incentive stock option granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a “Ten Percent Shareholder”) shall be no less than 110% of the Fair Market Value of one Share on the date of grant. The term of each Option shall not exceed ten (10) years from the date the Option is granted, and no incentive stock option granted to a Ten Percent Shareholder shall be exercisable after five (5) years from the date the Option is granted. The 2026 Plan prohibits the repricing of Options without stockholder approval. Dividends and Dividend Equivalents shall not be payable with respect to Options.

Stock Appreciation Rights. Stock Appreciation Rights may be granted in tandem with any Option, or independent of any Option. A Stock Appreciation Right entitles its holder to receive, at the time of exercise, an amount per Share equal to the excess of the Fair Market Value (at the date of exercise) of a Share over the Strike Price, which shall not be less than 100% of the Fair Market Value of one Share on the date of grant. Payment may be made in cash, Shares, or any combination as determined by the Committee. A Stock Appreciation Right granted independent of any Option shall expire no later than ten (10) years from the date the Stock Appreciation Right is granted. The 2026 Plan prohibits the repricing of Stock Appreciation Rights without stockholder approval. Dividends and Dividend Equivalents shall not be payable with respect to Stock Appreciation Rights.

Restricted Stock and Restricted Stock Units. Restricted Stock is Common Stock that is subject to restrictions imposed by the Committee, including time-based restrictions, the achievement of specific performance goals, or other conditions, which restrictions may lapse all at once or in installments. In the case of Restricted Stock, holders have the rights and privileges of a stockholder of the Company with respect to all Shares subject thereto, including the right to vote such Shares and the right to receive dividends (if any) with respect to such Shares, subject to certain restrictions. Any dividends on Restricted Stock shall accrue and be withheld until the restrictions on such Restricted Stock lapse. Restricted Stock Units are Awards valued by reference to a Share, which value may be paid in cash, Shares, or a combination thereof. Restricted Stock Units may include the right to receive Dividend Equivalents, which shall accrue and be withheld until the Restricted Stock Units to which they relate vest.

Performance Awards. Performance Awards in the form of Performance Cash, Performance Shares, or Performance Share Units may be granted under the 2026 Plan. The performance goals to be achieved for each Performance Period shall be determined by the Committee. Performance Awards may be subject to one or more objective performance goals established by the Committee, based on the attainment of specified levels of various performance criteria. Performance Awards may be settled in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee.

Other Share-Based Awards. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property may be granted under the 2026 Plan. Other Share-Based Awards may be settled in cash, Shares, other property, or any combination thereof.

Dividend Equivalents

Restricted Stock Units, Performance Awards, and Other Share-Based Awards may include the right to receive Dividend Equivalents, as set forth in the applicable Award Agreement, which shall accrue and be withheld until such Award vests. In the event that an Award is forfeited, the Dividend Equivalents attributable to such forfeited Award shall also be forfeited.

Performance Criteria

The performance criteria for Awards granted under the 2026 Plan that are intended to be subject to the achievement of performance goals may be chosen from among the following performance measures (among others): net sales; booking value of contract awards; year-end backlog; days sales outstanding; revenue; revenue growth or product revenue growth; operating income; pre- or after-tax income; earnings per Share; net income; return on equity; total shareholder return; return on assets or net assets; market share; gross profits; earnings before interest, taxes, depreciation and amortization; economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; operating and maintenance cost management and employee productivity; share price; costs; gross revenues; reduction in expense levels; net economic value; aggregate product unit and pricing targets; strategic business criteria; achievement of objectives relating to diversity, employee satisfaction or turnover; results of customer satisfaction surveys; debt ratings, debt leverage and debt service; cash flow; free cash flow; return on capital; cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; stockholder equity; regulatory achievements; implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel; or any other goals provided by the Committee.

Change in Control

The 2026 Plan provides for accelerated vesting or payout of Awards immediately upon a Change in Control only if the successor company does not agree to assume or replace such Awards upon the Change in Control. Otherwise, Awards will only receive accelerated vesting if a Change in Control occurs and the Participant’s employment or service is terminated by such successor company (or a subsidiary thereof) without Cause or by the Participant for Good Reason within twenty-four (24) months following such Change in Control (or such other period set forth in the Award Agreement).

With respect to Performance Awards, upon a qualifying termination following a Change in Control, Performance Awards with one-year Performance Periods shall be payable at the “target” level of performance, and Performance Awards with multi-year Performance Periods shall be payable based on the achievement of the applicable performance criteria, deemed achieved at the “target” level if such termination occurs within the first year of an open Performance Period, and at actual level of performance if such termination occurs following the first year of an open Performance Period.

For purposes of the 2026 Plan, a “Change in Control” generally occurs when (1) any Person or other entity becomes the beneficial owner of stock representing more than thirty-five percent (35%) of the combined voting power of the Company’s then outstanding securities, (2) the consummation of a merger or consolidation of the Company with or into another corporation, other than a majority-owned Subsidiary, or the sale or disposal of all or substantially all of the Company’s assets, after which the members of the Company’s Board of Directors prior to such transaction no longer constitute a majority of the board of directors of the surviving, resulting or acquiring entity, (3) the consummation of a plan of liquidation of the Company, or (4) within any twenty-four (24) month period, a majority of the Board of Director positions are no longer held by the initial members or persons elected upon their recommendation. With respect to Deferred Compensation Awards, a Section 409A-compliant definition of “Change in Control” applies.

Termination of Service

Each individual Award Agreement under the 2026 Plan will set forth the treatment of an Award in the event that the Participant’s employment or service is terminated. Unless otherwise provided in the Award Agreement, if a Participant’s employment or service is terminated for Cause, the Participant’s Awards shall be immediately forfeited, to the extent permissible under applicable law.

Amendment, Modification and Termination

The Board of Directors may, from time to time, alter, amend, suspend or terminate the 2026 Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal securities exchange on which the Shares are traded. However, the Board of Directors may not, without stockholder approval, amend the 2026 Plan to (a) increase the number of Shares that may be the subject of Awards under the 2026 Plan (except for adjustments pursuant to equitable adjustment provisions), (b) expand the types of awards available under the 2026 Plan, (c) materially expand the class of Persons eligible to participate in the 2026 Plan, (d) amend provisions to eliminate the requirements relating to minimum Exercise Price, minimum Strike Price or stockholder approval, or (e) increase the maximum permissible term of any Option or Stock Appreciation Right. No amendments to, or suspension or termination of, the 2026 Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant’s consent.

Adjustments

In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, Shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the 2026 Plan and to outstanding Awards as the Committee deems equitable or appropriate to prevent dilution or enlargement of the rights of Participants under the 2026 Plan.

Effective Date and Term

The 2026 Plan will become effective on the date it is approved by the Company’s stockholders. Awards may be granted under the 2026 Plan at any time on or prior to the tenth (10th) anniversary of the effective date of the 2026 Plan, on which date the 2026 Plan will expire except as to Awards then outstanding under the 2026 Plan, which outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

Transferability

Except as provided below, no Award and no Shares subject thereto that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and each Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award (other than an incentive stock option) without consideration to certain family members, trusts, partnerships, limited liability companies, corporations or for charitable donations.

Certain U.S. Federal Income Tax Consequences

The following summary is based on U.S. federal income tax laws currently in effect. Such laws and regulations are subject to change. This summary assumes that all Awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding non-qualified deferred compensation. This summary does not constitute tax advice and does not address possible state, local or foreign tax consequences.

Options. The grant of Options under the 2026 Plan will not result in taxable income to the recipient of the Option or an income tax deduction for the Company. However, the transfer of Shares to an Option holder upon exercise of his or her Options may or may not give rise to taxable income to the Option holder and tax deductions for the Company, depending upon whether the Options are incentive stock options or non-qualified stock options.

The exercise of a non-qualified stock option by an Option holder generally results in immediate recognition of taxable ordinary income by the Option holder and a corresponding tax deduction for the Company in the amount by which the Fair Market Value of the Shares purchased on the date of such exercise exceeds the aggregate Exercise Price paid. Any appreciation or depreciation in the Fair Market Value of those Shares after the date of such exercise will generally result in a capital gain or loss to the holder at the time he or she disposes of those Shares.

In general, the exercise of an incentive stock option is exempt from income tax (although not from the alternative minimum tax) and does not result in a tax deduction for the Company if the holder has been an employee of the Company at all times beginning with the Option grant date and ending three (3) months before the date the holder exercises the Option (or twelve (12) months in the case of termination of employment due to Disability). If the Option holder disposes of the Shares purchased more than two (2) years after the incentive stock option was granted and more than one (1) year after the Option was exercised, then the Option holder will recognize any gain or loss upon disposition of those Shares as capital gain or loss. However, if the Option holder disposes of the Shares prior to satisfying these holding periods (known as “disqualifying dispositions”), the Option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of the Fair Market Value of the Shares disposed of, on the date the incentive stock option was exercised, over the Exercise Price paid for those Shares, and the Company would be entitled to a tax deduction equal to the amount of ordinary income reported by the Option holder.

Stock Appreciation Rights. The granting of a Stock Appreciation Right does not result in taxable income to the recipient of the Stock Appreciation Right or a tax deduction for the Company. Upon exercise of a Stock Appreciation Right, the amount of any cash the Participant receives and the Fair Market Value as of the exercise date of any Shares received are taxable to the Participant as ordinary income and such amount will be deductible by the Company.

Restricted Stock. Unless an election is made by the Participant under Section 83(b) of the Code, the Participant will not recognize any taxable income upon the award of shares of Restricted Stock that are not transferable and that are subject to a substantial risk of forfeiture. Generally, the Participant will recognize taxable ordinary income at the first time those shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the Fair Market Value of those shares when the restrictions lapse, less any amount paid with respect to the award of Restricted Stock. A Participant may elect under Section 83(b) of the Code to recognize taxable ordinary income upon the award date of Restricted Stock based on the Fair Market Value of the Shares subject to the Award on the date of grant. Assuming compliance with the applicable tax withholding and reporting requirements, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by a Participant in connection with his or her Restricted Stock Award in the taxable year in which that Participant recognizes that ordinary income.

Restricted Stock Units and Other Awards. The granting of Restricted Stock Units, Performance Units, Performance Shares, or Other Share-Based Awards generally should not result in the recognition of taxable income by the Participant or a tax deduction by the Company. The payment or settlement of these Awards should generally result in immediate recognition of taxable ordinary income by the Participant equal to the amount of any cash paid or the then-current Fair Market Value of the Shares received and a corresponding tax deduction by the Company.

Section 280G of the Code. Under certain circumstances, accelerated vesting, exercise or payment of Awards under the 2026 Plan in connection with a Change in Control may be deemed “excess parachute payments” for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent that it is so considered, the Award holder would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and the Company would be denied a tax deduction for the amount of the excess parachute payment. However, the 2026 Plan provides for an automatic reduction of a Participant’s Awards under the 2026 Plan to the extent that an Award would result in any excess parachute payment that would trigger such an excise tax, unless an employment agreement provides for more favorable treatment for the Participant.

Section 409A of the Code. Section 409A of the Code applies to “non-qualified deferred compensation.” If a deferred compensation arrangement, including certain Awards that may be granted under the 2026 Plan, does not meet the requirements of Section 409A of the Code, the timing of taxation could be accelerated (i.e., the Award could become immediately taxable), and an additional 20% income tax, as well as penalties and interest, could be imposed upon the Participant. The 2026 Plan is intended to comply, and shall be administered in a manner that is intended to comply, with Section 409A of the Code to the extent subject thereto and shall be construed and interpreted in accordance with such intent.

Vote Required

Stockholder approval of the 2026 Plan requires the favorable vote of a majority of the Shares present (in person or by proxy) and entitled to vote at the 2026 Annual Meeting. If our stockholders do not approve the 2026 Plan, the 2026 Plan will have no effect and the 2016 Plan will remain in effect with its current terms and share reserve.

New Plan Benefits

Awards under the 2026 Plan will be granted at the discretion of the Committee; therefore, it is not currently possible to quantify the amounts that may be granted to the named executive officers and other Participants under the 2026 Plan. However, on the date of our Annual Meeting, each of our non-employee directors will receive a time-based Restricted Stock Unit Award under our non-employee director compensation program (as described in the "Director Compensation" section of this proxy statement) for a number of shares of common stock equal to $140,000 divided by the 30 day trading average closing price of our common stock as of the date that is one calendar week prior to the grant date. The following table provides information with respect to the value of annual long-term incentive awards granted in fiscal 2025 under the 2016 Plan. No Options or Stock Appreciation Rights were awarded in fiscal 2025.

	Awards Granted in Fiscal 2025
Name	Dollar Value	Number of Shares (1)
Todd S. Nelson	$2,287,577	91,760
Ashish R. Ghia	$818,452	32,830
Elise L. Baskel	$449,687	18,038
Greg E. Jansen	$462,003	18,532
John R. Kline	$449,039	18,012
All executive officers as a group	$5,405,572	216,830
All non-employee directors as a group	$1,296,625	42,369
Non-executive officer employees as a group	$3,553,198	142,527
(1)
Assumes achievement of target level for performance-based Restricted Stock Units. As a result, the amounts do not reflect the value that ultimately may be realized assuming performance levels are achieved above or below target value.

The Board of Directors recommends a vote FOR the approval of the Perdoceo Education Corporation 2026 Long-Term Incentive Plan.

PROPOSAL 3: Advisory Vote to Approve Executive Compensation

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 (the “Dodd-Frank Act”), the Company’s stockholders are entitled to vote at the Annual Meeting to approve the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K under the Exchange Act. The Dodd-Frank Act provides that this vote is advisory only and it is not binding on the Company or the Board of Directors. This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures relating to our named executive officers. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of our named executive officers. Because your vote is advisory, it will not be binding upon the Board of Directors. The Board of Directors and Compensation Committee will, however, take into account the outcome of the Say-on-Pay vote when considering future compensation arrangements. The Company is providing this vote as required pursuant to Section 14A of the Exchange Act. The Board of Directors determined that the Company would hold a non-binding stockholder advisory vote to approve executive compensation on an annual basis until the next required vote on the frequency of such non-binding stockholder advisory vote or until the Board of Directors otherwise determines that a different frequency for such vote is in the best interests of the Company’s stockholders.

Accordingly, stockholders are being asked to vote at the Annual Meeting to approve our executive compensation policies and procedures for the named executive officers, as described in the "Compensation Discussion and Analysis" included elsewhere in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives you as a stockholder the opportunity to endorse or not endorse our 2025 executive compensation programs and policies for the named executive officers through the following resolution:

"RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and other narrative executive compensation disclosures contained in the Company's 2026 Proxy Statement, is hereby APPROVED."

The Company’s compensation philosophy is designed to link each named executive officer’s compensation with the Company’s short-term and long-term performance and to align the interests of executives and stockholders. The Compensation Committee designs the Company’s short- and long-term incentive programs so that upside and downside compensation potential exist based on the Company’s performance against pre-defined objectives. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to the Company’s financial performance and to other performance factors that measure our progress against the goals of our strategic and operating plans.

Stockholders are urged to read the Compensation Discussion and Analysis section of this Proxy Statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving the goals of our strategic and operating plans.

The Board of Directors recommends a vote FOR the approval, on an advisory basis, of the executive compensation paid by the Company to its named executive officers.

PROPOSAL 4: Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee has selected Grant Thornton LLP as the Company’s independent registered public accounting firm to audit our financial statements for the year ending December 31, 2026. The Company is asking you to ratify that appointment. The Audit Committee, as required by law, is directly responsible for appointing the Company’s independent registered public accounting firm. Its appointment of Grant Thornton LLP will not be affected by the outcome of the vote. However, the Audit Committee will consider the voting results when selecting the Company’s independent registered public accounting firm for 2027. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests.

Proxies will be voted for the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2026 unless the proxy indicates a contrary choice. Any proxy indicating a contrary choice will be voted as directed. Representatives of Grant Thornton LLP are currently expected to be present at the Annual Meeting and may make a statement if Grant Thornton LLP would like to do so. They will also be available to respond to appropriate questions by stockholders.

The Board of Directors recommends a vote FOR ratifying the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2026.

OTHER INFORMATION

Security Ownership of Directors and Executive Officers

The following table sets forth certain information about the beneficial ownership of our common stock by each of our directors and named executive officers, as well as all of our directors and executive officers as of March 27, 2026, as a group.

	Common Stock Beneficially Owned as of March 27, 2026
Name	Shares of Common Stock Owned		Subject to RSUs Vesting Within 60 Days(1)	Subject to Stock Options Exercisable Within 60 Days	Total Number of Shares Beneficially Owned(2)	Percent of Shares Beneficially Owned
Directors (3):
Dennis H. Chookaszian	125,809	(4)	14,619	25,282	165,710	*
Kenda B. Gonzales	39,016		—	34,590	73,606	*
Patrick W. Gross	77,714		14,619	46,411	138,744	*
William D. Hansen	39,016		—	—	39,016	*
Gregory L. Jackson	41,188		14,619	25,282	81,089	*
Hanna Skandera	1,129		—	—	1,129	*
Leslie T. Thornton	41,387		14,619	25,282	81,288	*
Alan D. Wheat	33,412		—	—	33,412	*
Named Executive Officers:
Todd S. Nelson	50,082		—	—	50,082	*
Ashish R. Ghia	36,417		—	—	36,417	*
Elise L. Baskel	27,308		—	—	27,308	*
Greg E. Jansen	53,287		—	—	53,287	*
John R. Kline	33,464		—	—	33,464	*
All directors and executive officers as a group (17 persons)	700,326		58,476	156,847	915,649	1.46%

* Denotes beneficial ownership of less than one percent.

(1)
Amounts in this column for directors are vested deferred stock units, with each vested deferred stock unit representing the right to receive one share of common stock upon termination of service to the Company.
(2)
Beneficial ownership is determined in accordance with the rules of the SEC. Under these rules, the number of shares beneficially owned by a person and the percentage ownership of that person includes shares of common stock that the person can vote or transfer, as well as shares that person has the right to acquire within 60 days of March 27, 2026, such as through the exercise of options or upon the vesting of restricted stock units.
(3)
Except for Mr. Nelson, whose beneficial ownership is provided under “Named Executive Officers."
(4)
Includes 7,000 shares held by Mr. Chookaszian’s spouse.

Security Ownership of Principal Stockholders

The following table shows the amount of our common stock owned by holders known to us to beneficially own more than 5% of our outstanding common stock on March 27, 2026. For this table, beneficial ownership means the right to direct the voting or sale of shares, even if those rights are shared with others. Beneficial ownership was determined as of March 27, 2026.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
BlackRock, Inc. (1)	8,991,141	14.3%
50 Hudson Yards, New York, NY 10001
The Vanguard Group (2)	4,933,978	7.9%
100 Vanguard Blvd., Malvern, PA 19355
Dimensional Fund Advisors LP (3)	4,124,050	6.6%
6300 Bee Cave Road, Building One, Austin, TX 78746
Renaissance Technologies LLC (4)	3,654,064	5.8%
800 Third Avenue, New York, NY 10022
First Trust Portfolios L.P. (5)	3,315,353	5.3%
120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187

(1)
As reported on a Schedule 13G/A filed with the SEC on July 18, 2025, by BlackRock, Inc. on behalf of itself and certain business units of BlackRock, Inc. and its subsidiaries and affiliates. BlackRock, Inc. reported sole voting power covering 8,873,729 shares and sole dispositive power with respect to all of these shares.
(2)
As reported on a Schedule 13G/A filed with the SEC on November 12, 2024, by The Vanguard Group, which reported shared voting power with respect to 130,818 shares, sole dispositive power with respect to 4,746,288 shares and shared dispositive power with respect to 187,690 shares. On March 27, 2026, The Vanguard Group further amended its 13G/A to disclose that as of March 13, 2026 (i) as a result of an internal realignment, it is no longer deemed to beneficially own shares held by various of its subsidiaries and business divisions, and accordingly, it no longer beneficially owns our shares directly and (ii) going forward, subsidiaries and divisions of The Vanguard Group will report beneficial ownership separately (on a disaggregated basis). As disclosed in the 13G/A, these subsidiaries and/or business divisions pursue the same strategies as previously pursued by The Vanguard Group prior to its realignment.
(3)
As reported on a Schedule 13G/A filed with the SEC on July 15, 2025, by Dimensional Fund Advisors LP, which reported sole voting power with respect to 4,028,297 shares and sole dispositive power with respect to all of these shares.
(4)
As reported on a Schedule 13G/A filed with the SEC on February 12, 2026, by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation, which reported sole voting power and sole dispositive power with respect to all of these shares.
(5)
This information is based on a joint Schedule 13G filed with the SEC on January 30, 2026. First Trust Portfolios L.P. has shared dispositive power covering 210,765 shares of our common stock. First Trust Advisors L.P. has shared voting power covering 3,104,588 shares and shared dispositive power covering 3,315,313 shares of our common stock. The Charger Corporation has shared voting power covering 3,104,588 shares and shared dispositive power covering 3,315,353 shares of our common stock.

Discretionary Proxy Voting Authority/Untimely Stockholder Proposals

Rule 14a-4(c) promulgated under the Exchange Act governs the Company’s use of its discretionary proxy voting authority regarding a stockholder proposal that the stockholder has not sought to include in the Company’s proxy statement. Under the rule, if a stockholder fails to notify the Company of its proposal before the date established by the Notice Provision (as defined below), then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting. In addition, if the Company receives timely notice of a stockholder proposal in connection with an annual meeting of stockholders that does not include all of the information required by Rule 14a-4(c) promulgated under the Exchange Act, the proposal will be considered timely but deficient, and the Company’s proxy statement may confer discretionary authority for the proposal if the Company includes in its proxy statement advice on the nature of the matter and how the Company intends to exercise its discretion to vote on the matter.

Proposals of Stockholders

In accordance with Rule 14a-8 promulgated under the Exchange Act, proposals of stockholders intended to be considered for inclusion in the Company’s proxy statement and proxy for the 2027 Annual Meeting of Stockholders must be received by the Corporate Secretary of the Company not less than 120 days prior to April 9, 2027. In addition, Article II, Section 2.5 of the Company’s By-Laws (the "Notice Provision") and Article II, Section 2.4 of the Company’s By-Laws provide that for business to be properly brought before an annual meeting by a stockholder, the stockholder must deliver written notice to, or mail the notice so that it is received by, the Corporate Secretary of the Company at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the date of the previous year’s annual meeting of stockholders. Proposals of stockholders intended to be considered at the Company’s 2027 Annual Meeting of Stockholders, including proposals to nominate a candidate for election as a director, must be received by the Corporate Secretary of the Company not less than 90 days nor more than 120 days prior to May 21, 2027.

In addition to other requirements included in the Company’s By-Laws, nominations of a person for election to the Board by stockholders must specify the name of the nominee and other information of such nominee that is required to be disclosed in solicitations of proxies for election of directors, or otherwise, along with the written consent of the nominee to being named in the proxy statement as a nominee and to serving as a director if elected. In connection with any stockholder nomination, as set forth in the Company’s By-Laws, the nominating stockholder must also provide additional information as to the stockholder giving notice, and, if applicable, each nominee proposed by the stockholder, including any material interest of such person in such nomination, information regarding beneficial ownership of securities of the Company, a representation that the stockholder giving notice intends to appear in person or by proxy at the annual meeting of stockholders to nominate the person(s) named in the notice, and whether the stockholder intends to deliver a proxy statement and form of proxy in connection with such nomination to holders of the Company’s voting securities reasonably believed by such stockholder to be sufficient to elect such nominee(s).

In addition to satisfying the requirements of the Company’s By-Laws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must also provide notice to the Company in accordance with Rule 14a-19 under the Exchange Act not less than 60 days prior to May 21, 2027. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under the Company's By-Laws.

Additional Information

We will furnish a copy of the Company’s Annual Report on Form 10-K for its year ended December 31, 2025, as filed with the SEC, including the financial statements and notes thereto included therein, without charge upon the written request of any person who is a stockholder as of the Record Date. We will provide free copies of the exhibits to the Form 10-K. Direct your requests for these materials to Perdoceo Education Corporation, 1750 East Golf Road, Suite 350 Schaumburg, Illinois 60173, Attention: Investor Relations Department. You can also obtain this information in electronic form free of charge by accessing the Company’s website at www.perdoceoed.com under the caption “Investor Relations.”

Cost of Solicitation

Perdoceo will pay the cost of this proxy solicitation. We have retained Georgeson LLC, a professional proxy solicitation firm, at an estimated cost of $27,000 plus reimbursement of expenses to assist in soliciting proxies from brokers, nominees, institutions, and individuals. Georgeson LLC may solicit votes personally or by telephone, mail, or other electronic means. We may also request banks, brokers, fiduciaries, custodians, nominees, and certain other record holders to send proxies, proxy statements and other materials to their principals at our expense. We will reimburse nominees and record holders for the reasonable out-of-pocket expenses of solicitation. In addition to solicitation of proxies by mail, our directors, officers or other employees may solicit proxies through personal conversations, or by telephone, facsimile or electronic means, but will not receive any compensation for these services.

Appendix A

Reconciliation of GAAP and Non-GAAP Financial Information

The Company provides certain non-GAAP financial measures in this proxy statement that are not in accordance with, or alternatives for, generally accepted accounting principles in the United States.

Our non-GAAP financial measure of Adjusted Operating Income excludes the below-listed adjustments, as they do not contribute to a meaningful evaluation of the Company’s future operating performance or comparisons to the Company’s past operating performance. The GAAP measure most directly comparable to Adjusted Operating Income is Operating Income. Adjusted Operating Income may have limitations as an analytical tool. This measure should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Other companies may calculate this non-GAAP financial measure differently than the Company does, limiting the usefulness of such measure for comparative purposes.

Annual Incentive Program Reconciliation of Operating Income to AIP AOI (in thousands)

AIP Adjusted Operating Income	For the Year Ended December 31, 2025
Operating income	$196,000
Depreciation and amortization	41,627
Legal fee expense related to certain matters(1)	332
All other (2)	9,146
AIP AOI	$247,105
(1)
Represents legal fee expense associated with (i) responses to the Department of Education relating to borrower defense to repayment applications from former students, and (ii) acquisition efforts.
(2)
Represents, in accordance with the 2025 AIP, (i) certain formulaic adjustments primarily related to expenses set at target levels for purposes of calculating over and/or under achievement of the Targeted AIP AOI (as such term is defined in the 2025 AIP) set by the Compensation Committee and based on the Company's 2025 operating plan approved by the Board and (ii) asset impairments.

Long-Term Incentive Program Reconciliation of Operating Income to LTI AOI (in thousands)

	For the Year Ended December 31,
LTI Adjusted Operating Income	2023	2024	Total
Operating income	$150,446	$174,253	$324,699
Depreciation and amortization	16,887	14,645	31,532
Legal settlements and related expense (1)	2,461	177	2,638
Asset impairments (2)	14,264	4,453	18,717
Legal expenses (3)	7,491	4,423	11,914
LTI AOI	$191,549	$197,951	$389,500

(1)
Represents legal settlements and any expenses incurred in connection with or as a result of a legal settlement or other resolution of a legal, regulatory or governmental dispute, investigation or inquiry, including without limitation reimbursement or payment of third party legal fees, costs of any compliance monitor retained in accordance with the terms thereof, restitution or other payments to students (current, former or prospective), fines and penalties (but excluding legal fees of the Company, which are addressed in note 3 below).
(2)
Represents asset impairment charges related primarily to definite-lived intangible assets as well as lease related assets.
(3)
Represents: (a) legal fee expense associated with (i) responses to the Department of Education relating to borrower defense to repayment applications from former students, and (ii) acquisition efforts; and (b) legal fee expenses excluding amounts addressed in clause (a) above, as adjusted (i.e., neutralized) for the difference between actual legal fees and the estimated amounts used in determining Targeted 2023-24 LTI AOI.

Appendix B

PERDOCEO EDUCATION CORPORATION

2026 LONG-TERM INCENTIVE PLAN

1.
PURPOSE OF THE PLAN

Perdoceo Education Corporation, a Delaware corporation (together with any successor corporation, the “Company”), has adopted this Perdoceo Education Corporation 2026 Long-Term Incentive Plan (the “Plan”) as of May 21, 2026 (the “Effective Date”), which was the date approval by the Company’s stockholders was obtained, to (i) attract and retain the services of individuals who are expected to contribute to the Company’s long-term success, (ii) provide incentives that align the interests of such individuals with those of the stockholders of the Company, and (iii) promote the success of the Company’s business.

2.
DEFINITIONS

Capitalized terms in the Plan and a relevant Award Agreement (unless otherwise defined in such Award Agreement) shall have the following meanings:

2.1.
“2016 Plan” shall have the meaning set forth in Section 3.1.
2.2.
“5% Pool” shall have the meaning set forth in Section 4.3.
2.3.
“Affiliate” shall mean (i) any direct or indirect Subsidiary of the Company or (ii) any other entity that, at the time of granting of an Award, is controlled by the Company and in which the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock (or equivalent equity-type security) of such entity; provided that, with respect to incentive stock options, the term “Affiliate” shall only mean “subsidiary corporation” as defined in Section 424(f) of the Code; provided further that, with respect to the award of any “stock right” within the meaning of Treasury Regulation Section 1.409A-1, such affiliate must qualify as a “service recipient” within the meaning of Treasury Regulation Section 1.409A-1, to the extent applicable; and further provided that, for purposes of determining such qualification as such a service recipient, in applying Sections 1563(a)(1), (2) and (3) of the Code for purposes of determining a controlled group of corporations under Section 414(b) of the Code and in applying Treasury Regulation Section 1.414(c)-2 for purposes of determining trades or businesses (whether or not incorporated) that are under common control under Section 414(c) of the Code, the language “at least 50 percent” (or, where legitimate business criteria exists as determined by the Committee, “at least 20 percent”) is to be used instead of “at least 80 percent.”
2.4.
“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Dividend Equivalent, or Performance Award granted pursuant to the provisions of the Plan.
2.5.
“Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.
2.6.
“Board” shall mean the Board of Directors of the Company.

2.7.
“Cause” shall mean, unless the applicable Award Agreement provides otherwise:
a.
With respect to any Employee, (i) the Company or an Affiliate having “Cause” (or words to similar effect) to terminate a Participant’s employment or service, as defined in any employment or consulting agreement or similar services agreement between the Participant and the Company or an Affiliate in effect at the time of such termination, or (ii) in the absence of any such employment, consulting or similar services agreement (or the absence of any definition of “Cause” contained therein), the Participant’s (A) breach of the Participant’s obligations (including, without limitation, a violation of any restrictive covenant, such as non-competition and non-solicitation, and any unauthorized disclosure or use of confidential information or trade secrets) under any agreement or arrangement entered into with the Company or an Affiliate (which remains uncured (to the extent the Committee reasonably determines curable) for at least ten (10) days following notice of such breach), (B) gross negligence or willful misconduct in the performance of or non-performance of the Participant’s duties to the Company or an Affiliate, (C) breach of the Company’s or an Affiliate’s written policies or procedures, in each case (other than with respect to a violation of the Company’s Code of Conduct or Code of Ethics), in any respect which causes or is reasonably expected to cause harm to the Company or an Affiliate, (D) indictment, formal charge, or conviction of (or plea of guilty or nolo contendere to) a felony or a crime of moral turpitude (or the procedural equivalent of the foregoing), (E) commission of an act involving deceit, fraud, perjury or embezzlement involving the Company or an Affiliate or any client, customer, supplier or business relationship of the Company or an Affiliate, (F) being under the influence of drugs or alcohol (other than over-the-counter or prescription medicine or other medically related drugs to the extent they are taken in accordance with their directions or under the supervision of a physician) which inhibits the performance of the Participant’s duties to the Company or an Affiliate or, while under the influence of such drugs or alcohol, engaging in inappropriate conduct during the performance of the Participant’s duties to the Company or an Affiliate, (G) failure to reasonably cooperate in any investigation or proceeding concerning the Company, or (H) failure to follow lawful directives of the Participant’s supervisor (which failure remains uncured (to the extent the Committee reasonably determines curable) for at least ten (10) days following initial notice of such failure). Any rights to cure that are expressly described in this definition will only be afforded for the initial occurrence of any purported grounds for Cause and the Participant will not have any right (unless the Committee otherwise determines) to cure for repeated occurrences of such purported grounds. A Participant’s employment or service with the Company or an Affiliate shall also be deemed terminated for Cause if the Participant resigns from the Company or an Affiliate and the Committee determines in good faith that one or more of the events described above existed as of the time of such resignation. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.
b.
With respect to any Director, (i) the Company or an Affiliate having “Cause” (or words to similar effect) to terminate a Participant’s employment or service, as defined in any employment or consulting agreement or similar services agreement between the Participant and the Company or an Affiliate in effect at the time of such termination, or (ii) in the absence of any such employment, consulting or similar services agreement (or the absence of any definition of “Cause” contained therein), the Participant’s (A) act of dishonesty, willful misconduct, gross negligence, intentional or conscious abandonment or neglect of duty, (B) violation of the Company’s Code of Conduct or Code of Ethics, as applicable, (C) commission of a criminal activity, fraud or embezzlement, (D) failure to reasonably cooperate in any investigation or proceeding concerning the Company, (E) unauthorized disclosure or use of confidential information or trade secrets, or (F) violation of any restrictive covenant, such as non-competition, non-solicitation and non-disclosure, in any agreement between the Participant and the Company or an Affiliate. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

2.8.
“Clawback Policy” shall have the meaning set forth in Section 12.24.
2.9.
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder or under any successor statute thereto.
2.10.
“Committee” shall mean the Compensation Committee of the Board or such other committee of one or more members of the Board that are appointed by the Board to administer the Plan or, if no such committee shall be in existence at any relevant time, the term “Committee” shall mean the Board; provided, however, that during any time that the Company’s common stock is publicly traded, the Committee shall consist of no fewer than two Directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act, and (ii) an “independent director” to the extent required by the rules and regulations of the Nasdaq (or such other principal securities exchange on which the Shares are traded), to the extent required by such rules ((i) and (ii) are referred to as “Eligible Directors”); provided further that, if the Committee includes individuals who are not Eligible Directors, then, to the extent permitted under applicable law and with respect to determinations made or to be made by it which are not otherwise delegated pursuant to the Plan, the Committee shall be deemed a subcommittee of only those individuals that constitute Eligible Directors and those individuals who are not Eligible Directors shall be deemed excluded from the Committee.
2.11.
“Company” shall have the meaning set forth in the preamble.
2.12.
“Data” shall have the meaning set forth in Section 12.22.
2.13.
“Date of Grant” shall mean the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization; provided, for purposes of Sections 422 and 409A of the Code, as applicable, “Date of Grant” shall mean the date of grant determined in accordance with the requirements of Sections 422 and 409A of the Code, as applicable.
2.14.
“Deferred Compensation Award” shall mean an Award that could be subject to liability under Section 409A of the Code and does not qualify for an exemption from Section 409A of the Code coverage.
2.15.
“Director” shall mean a member of the Board.
2.16.
“Disability” shall mean, except as otherwise expressly provided in a Participant’s Award Agreement, or as defined in any employment or consulting agreement or similar services agreement between the Participant and the Company or an Affiliate in effect at the time of such Disability, a complete and permanent inability of the Participant to perform all of such Participant’s duties under the terms of the Participant’s employment or service with the Company or an Affiliate, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary, except that in the case of an incentive stock option, “Disability” shall have the meaning set forth in Section 22(e)(3) of the Code. Notwithstanding anything herein to the contrary, in any circumstance in which the definition of “Disability” under the Plan would otherwise be operative and with respect to which the additional tax under Section 409A of the Code would apply or be imposed, but where such tax would not apply or be imposed if the meaning of the term “Disability” met the requirements of Section 409A(a)(2)(A)(ii) of the Code, then the term “Disability” herein shall mean, but only for the circumstances so affected and the item of income with respect to which the additional tax under Section 409A of the Code would otherwise be imposed, a “disability” within the meaning of Treasury Regulations Section 1.409A-3(i)(4).

2.17.
“Dividend Equivalents” shall have the meaning set forth in Section 7.7.
2.18.
“Eligible Directors” shall have the meaning set forth in Section 2.10.
2.19.
“Employee” shall mean any employee of the Company or any Affiliate and any prospective employee conditioned upon, and effective not earlier than, such Person becoming an employee of the Company or any Affiliate. Solely for purposes of the Plan, an Employee shall also mean any consultant who is a natural person and who provides services to the Company or any Affiliate, so long as such natural person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company’s securities.
2.20.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder or under any successor statute thereto.
2.21.
“Exercise Price” shall have the meaning set forth in Section 5.3.
2.22.
“Fair Market Value” shall mean the fair market value of Shares (or of property to the extent such term is applicable herein to property) determined by such methods or procedures as shall be established from time to time by the Committee, provided, however, that such methods and procedures shall be consistent with the requirements of Section 409A of the Code.
2.23.
“Full Value Award” shall mean an Award, other than an Award of Options or Stock Appreciation Rights, that is settled in Shares.
2.24.
“Good Reason” shall mean, unless the applicable Award Agreement provides otherwise, (a) a Participant having “Good Reason” (or words to similar effect) to terminate such Participant’s employment or service, as defined in any employment or consulting or similar services agreement between the Participant and the Company or an Affiliate in effect at the time of such termination, or (b) in the absence of any such employment, consulting or similar services agreement (or the absence of any definition of “Good Reason” contained therein), (i) a material diminution in the Participant’s duties and responsibilities, (ii) a material decrease in the Participant’s base salary other than a decrease in base salary that affects similarly situated Employees, or (iii) a relocation of the Participant’s primary work location more than thirty (30) miles from the Participant’s primary work location, without the Participant’s prior written consent; provided that, within thirty (30) days following the occurrence of any of the events set forth herein, the Participant shall have delivered written notice to the Company of the Participant’s intention to terminate the Participant’s employment or service for Good Reason, and the Company shall not have cured such circumstances within thirty (30) days following the Company’s receipt of such notice.
2.25.
“Non-Employee Director” shall have the meaning set forth in Section 2.10.
2.26.
“Option” shall mean either a non-qualified stock option or an incentive stock option.
2.27.
“Other Share-Based Award” shall have the meaning set forth in Section 8.1.
2.28.
“Participant” shall mean an Employee or Non-Employee Director who is selected by the Committee to receive an Award under the Plan.
2.29.
“Payee” shall have the meaning set forth in Section 12.1.

2.30.
“Performance Award” shall mean any Award of Performance Cash, Performance Shares, or Performance Share Units granted pursuant to Article 9.
2.31.
“Performance Cash” shall mean any cash incentives granted pursuant to Article 9, including Performance Share Units and Restricted Stock Units settled in cash, which will be paid to a Participant upon the achievement of such performance goals or at such time(s) as the Committee shall establish.
2.32.
“Performance Period” shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to such Award are to be measured.
2.33.
“Performance Share” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and, subject to Section 7.3, the right to receive any dividends), which restrictions shall lapse upon the achievement of such performance goals or at such time(s) as the Committee shall establish.
2.34.
“Performance Share Unit” shall mean an Award that is valued by reference to a Share, including Restricted Stock Units, which value may be paid to a Participant by delivery of such property as the Committee shall determine, including, without limitation, cash or Shares, or any combination thereof, and that has such restrictions as the Committee, in its sole discretion, may impose, including, without limitation, any restriction on the right to retain such Award, to sell, transfer, pledge or assign such Award, and/or, subject to Section 7.7, to receive any cash Dividend Equivalents with respect to such Award, which restrictions shall lapse upon the achievement of such performance goals or at such time(s) as the Committee shall establish.
2.35.
“Permitted Assignee” shall have the meaning set forth in Section 11.3.
2.36.
“Person” shall mean any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.
2.37.
“Plan” shall have the meaning set forth in the preamble.
2.38.
“Restricted Period” shall mean the period established by the Committee with respect to an Award during which the Award remains subject to vesting conditions, transfer restrictions, or forfeiture, as set forth in the applicable Award Agreement or the Plan.
2.39.
“Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and, subject to Section 7.3, the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.
2.40.
“Restricted Stock Award” shall have the meaning set forth in Section 7.1.
2.41.
“Restricted Stock Unit” shall mean an Award that is valued by reference to a Share, which value may be paid to a Participant by delivery of such property as the Committee shall determine, including, without limitation, cash or Shares, or any combination thereof, and that has such restrictions as the Committee, in its sole discretion, may impose, including, without limitation, any restriction on the right to retain such Award, to sell, transfer, pledge or assign such Award, and/or, subject to Section 7.7, to receive any cash Dividend Equivalents with respect to such Award, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.
2.42.
“Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1.
2.43.
“Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder or under any successor statute thereto.
2.44.
“Shares” shall mean the shares of Common Stock of the Company, par value $0.01 per share (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).
2.45.
“Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.
2.46.
“Stock Appreciation Right Period” shall have the meaning set forth in Section 6.3.
2.47.
“Strike Price” shall mean the value per Share against which Share appreciation is measured for purposes of a Stock Appreciation Right. Except as otherwise provided by the Committee in the case of Substitute Awards that, if applicable, satisfy the provisions of Section 409A of the Code, the Strike Price shall be (i) in the case of a Stock Appreciation Right granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a Stock Appreciation Right granted independent of an Option, no less than 100% of the Fair Market Value of one (1) Share on the Date of Grant of such Stock Appreciation Right.
2.48.
“Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one (1) of the other corporations in the chain.
2.49.
“Substitute Awards” shall mean Awards that may, in the sole discretion of the Committee, be granted or Shares issued by the Company under the Plan in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
2.50.
“Ten Percent Shareholder” shall have the meaning set forth in Section 5.3.
2.51.
“Total Payments” shall have the meaning set forth in Section 12.23.
3.
SHARES SUBJECT TO THE PLAN
3.1.
Number of Shares.
a.
Subject to adjustment as provided in Section 11.2, an aggregate of 4,500,000 Shares, plus the number of Shares determined pursuant to Section 3.1(b) for each Share underlying any award granted under the Perdoceo Education Corporation Amended and Restated 2016 Incentive Compensation Plan (the “2016 Plan”) that, on or after the Effective Date, expires, terminates or is canceled or forfeited under the terms of the 2016 Plan, minus one (1) Share for each Share underlying an award granted under the 2016 Plan after March 27, 2026, are reserved for issuance under the Plan.

Notwithstanding the foregoing, and subject to adjustment as provided in Section 11.2, no more than 4,500,000 Shares may be issued in the aggregate pursuant to the exercise of incentive stock options. Subject to adjustment as provided in Section 11.2, the aggregate Awards granted during any calendar year to any one Participant shall not exceed 1,000,000 Shares subject to Options or Stock Appreciation Rights. Notwithstanding the foregoing, the maximum number of Shares subject to Awards granted during any calendar year to any Non-Employee Director (including any such Non-Employee Director serving as Chair of the Board), taken together with any cash fees paid to such Non-Employee Director for services as a Director during the calendar year, shall not exceed $500,000 in total value (calculating the value of any such Awards based on the grant-date fair value of such Awards for financial reporting purposes). During the term of the Plan, the Company shall at all times reserve and keep available the number of Shares that shall be sufficient to satisfy the requirements of the Plan.
b.
Shares that are subject to Awards that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission for Awards not involving Shares, shall again become available for Awards under the Plan; provided that (i) each Share underlying an award granted under the 2016 Plan that again becomes available for Awards under the Plan pursuant to Section 3.1(a) shall be added back as one (1) Share if such Share was subject to an Option or Stock Appreciation Right and as 1.35 Shares if such Share was subject to any award other than an Option or Stock Appreciation Right, and (ii) each Share underlying an Award granted under the Plan that again becomes available for Awards pursuant to this Section 3.1(b) shall be added back as one (1) Share. Notwithstanding the foregoing, the full number of Stock Appreciation Rights granted that may be settled by the issuance of Shares shall be counted against the number of Shares available for Awards under the Plan, regardless of the number of Shares issued upon settlement of such Stock Appreciation Rights. Any Shares withheld to satisfy tax withholding obligations on an Award, Shares tendered to pay the Exercise Price of an Option, and Shares repurchased on the open market with the proceeds of an Option exercise will not be added to the Shares available for Awards under the Plan.
c.
Substitute Awards shall not reduce the number of Shares reserved for issuance under the Plan, and Shares subject to a Substitute Award shall not be added to the Shares available for Awards under the Plan.
d.
The maximum number of Shares that may be issued under the Plan pursuant to this Section 3.1 shall not be affected by the payment of dividends or Dividend Equivalents in cash or in Shares in connection with outstanding Awards.
3.2.
Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased in the open market or otherwise.
4.
ELIGIBILITY, ADMINISTRATION, AND MINIMUM VESTING
4.1.
Eligibility. Any Employee or Non-Employee Director shall be eligible to be selected as a Participant by the Committee or by a Person designated by the Committee.
4.2.
Administration.
a.
The Plan shall be administered by the Committee. If a Committee member shall fail to qualify as an Eligible Director, such failure shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan, unless invalidation is required by applicable law or securities exchange requirements. Unless otherwise expressly provided in the applicable charter or bylaws, the acts of a majority of the Committee members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.
b.
The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares or dollar value to be subject to each Award granted hereunder; (iv) determine the terms and conditions, including vesting conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent, and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award granted hereunder shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent, and under what circumstances any Award shall be canceled, forfeited, or suspended; (viii) accelerate, continue, or extend the exercisability or vesting of any Award or any Shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of employment or service; (ix) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (x) correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (xi) establish such rules, procedures, and guidelines and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xii) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xiii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Notwithstanding the foregoing, Awards granted to Non-Employee Directors shall be determined by the Board or its delegatee, consistent with the Company’s practices for Non-Employee Director compensation.
c.
Decisions of the Committee shall be final, conclusive, and binding on all Persons, including the Company, any Participant, and any Subsidiary.
4.3.
Minimum Vesting. Notwithstanding anything herein to the contrary, except with respect to a maximum of five percent (5%) of the aggregate number of Shares reserved for issuance under the Plan (the “5% Pool”), subject to adjustment as provided in Section 11.2, no Award (or portion of an Award) payable in Shares (other than Substitute Awards and Awards that a Non-Employee Director elects to receive at Fair Market Value in lieu of all or a portion of such Non-Employee Director’s cash compensation) may provide for vesting sooner than twelve (12) months from the Date of Grant or may be subject to a Performance Period that is less than twelve (12) months, as applicable, other than (i) accelerated vesting in connection with a Change in Control, (ii) accelerated vesting in connection with a Participant’s death or Disability, (iii) accelerated vesting for any other reason, as determined by the Committee in its sole discretion, or (iv) vesting periods of less than twelve (12) months for Awards that, in the aggregate, do not exceed the 5% Pool. Any provision of any other agreement entered into after the Effective Date purporting to provide for earlier vesting or settlement is effective solely to the extent it fits within clause (i), (ii), (iii) or (iv) above.

5.
OPTIONS
5.1.
Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article 5 and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.
5.2.
Award Agreements. All Options granted pursuant to this Article 5 shall be evidenced by an Award Agreement in such form and containing such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. The terms of such Awards need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. A Participant may hold more than one (1) Option granted pursuant to the Plan at the same time. For the avoidance of doubt, dividends and/or Dividend Equivalents shall not be payable with respect to Options.
5.3.
Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards that satisfy the provisions of Section 424(a) or 409A of the Code, as applicable, the price at which a Share may be purchased upon the exercise of an Option granted hereunder (the “Exercise Price”) shall not be less than 100% of the Fair Market Value of one (1) Share on the Date of Grant of such Option; provided that the Exercise Price of an incentive stock option granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a “Ten Percent Shareholder”) shall be no less than 110% of the Fair Market Value of one (1) Share on the Date of Grant of such Option. Without the approval of the Company’s stockholders, other than pursuant to Section 11.2, the Committee shall not (a) reduce the Exercise Price of an Option after the Date of Grant of such Option when such Exercise Price exceeds the Fair Market Value of one (1) Share, (b) cancel an Option in exchange for cash or another Award, or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded.
5.4.
Option Term. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted; provided further that no incentive stock option granted to a Ten Percent Shareholder shall be exercisable after five (5) years from the date the Option is granted. Unless otherwise provided in an Award Agreement or otherwise determined by the Committee in accordance with the Plan: (a) the unvested portion of an Option shall expire upon the termination of the Participant’s employment or service without consideration therefor, and the vested portion of such Option shall remain exercisable for (i) one (1) year following the termination of the Participant’s employment or service by reason of death or Disability, but not later than the expiration of the Option term, or (ii) three (3) months following the termination of the Participant’s employment or service for any reason other than death or Disability, and other than the termination of the Participant’s employment or service for Cause, but not later than the expiration of the Option term; and (b) both the unvested and vested portion of an Option shall automatically expire upon the termination of the Participant’s employment or service for Cause without consideration therefor.
5.5.
Exercise of Options.
a.
Vested Options shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant’s executors, administrators, guardian or legal representative, as applicable) as to all or part of the Shares covered thereby by giving notice of exercise to the Company or its designated agent, which notice shall specify the number of Shares to be purchased. The notice of exercise shall be in such form, containing such further provisions, not inconsistent with the provisions of the Plan, as the Committee may prescribe from time to time.

b.
Unless otherwise provided in an Award Agreement and subject to Section 12.1, full payment of the Exercise Price due for the number of Shares being acquired shall be made at the time of exercise: (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds); (ii) by tendering previously acquired Shares, duly endorsed for transfer to the Company, with a Fair Market Value on the date of tender equal to the Exercise Price due for the number of Shares being acquired (provided that the Shares being tendered are not subject to any pledge or other security interest and are held for the applicable period as determined by the Company’s auditors to avoid adverse accounting charges); (iii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, including (A) by means of a broker-assisted “cashless exercise” pursuant to which the Participant delivers irrevocable instructions to a broker approved by the Company to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price due for the number of Shares being acquired, so long as such cashless exercise meets the requirements of the Federal Reserve Board’s Regulation T and any applicable securities laws and insider trading policy restrictions, or (B) by a “net exercise” method whereby the Company withholds from the Shares otherwise deliverable upon the exercise of the Option that number of Shares having a Fair Market Value on the date of exercise equal to the Exercise Price due for the number of Shares being acquired; or (iv) by any combination of the foregoing methods.
c.
The notice of exercise, accompanied by any payment due pursuant to this Section 5.5, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct. In no event may any Option granted hereunder be exercised for a fraction of a Share, and any attempt to exercise an Option for a fraction of a Share shall be rounded down to the nearest whole Share.
5.6.
Incentive Stock Options.
a.
The Committee may grant Options intended to qualify as “incentive stock options,” as defined in Section 422 of the Code, to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. All Options shall be separately designated as incentive stock options or non-qualified stock options at the time of grant, and, if certificates are issued, separate certificates shall be issued for Shares acquired on exercise of each type of Option. Notwithstanding the foregoing, neither the Company nor any Affiliate shall have liability to any Participant or any other Person if an Option designated as an incentive stock option fails to qualify as such at any time.
b.
No Option shall be treated as an incentive stock option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code; provided that any Option intended to be an incentive stock option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a non-qualified stock option unless and until such approval is obtained. If, for any reason, an Option intended to be an incentive stock option (or any portion thereof) shall not qualify as an incentive stock option, then, to the extent of such non-qualification, such Option or portion thereof shall be regarded as a non-qualified stock option appropriately granted under the Plan.
c.
To the extent that the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which incentive stock options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and the Subsidiaries) exceeds $100,000, the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as non-qualified stock options.

d.
Each Participant who makes a disqualifying disposition of any Shares acquired pursuant to the exercise of an incentive stock option shall notify the Company in writing within thirty (30) days thereafter. Such notice shall include information regarding the cash price or value of other consideration received upon the disposition, the date of the disposition, and any other information prescribed or requested by the Committee. A disqualifying disposition is any disposition (including any sale) of Shares acquired pursuant to the exercise of an incentive stock option before the later of (i) two (2) years after the Date of Grant of such incentive stock option, or (ii) one (1) year after the date of exercise of such incentive stock option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Shares acquired pursuant to the exercise of an incentive stock option as agent for the applicable Participant until the end of the period described in the preceding sentence.
6.
STOCK APPRECIATION RIGHTS
6.1.
Grant of Stock Appreciation Rights. Stock Appreciation Rights may be granted (a) in tandem with any Option, or (b) independent of any Option.
6.2.
Award Agreements. All Stock Appreciation Rights granted pursuant to this Article 6 shall be evidenced by an Award Agreement in such form and containing such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.
6.3.
Vesting and Expiration. A Stock Appreciation Right granted in tandem with an Option shall vest and become exercisable and expire in accordance with the same vesting schedule and expiration provisions as the corresponding Option. A Stock Appreciation Right granted independent of any Option shall (a) vest and become exercisable in such manner and on such date or dates, and (b) expire after such period, not to exceed ten (10) years from the date the Stock Appreciation Right is granted (the “Stock Appreciation Right Period”), in each case, as determined by the Committee and set forth in an Award Agreement. Unless otherwise provided in an Award Agreement or otherwise determined by the Committee in accordance with the Plan: (i) the unvested portion of a Stock Appreciation Right shall expire upon the termination of the Participant’s employment or service without consideration therefor, and the vested portion of such Stock Appreciation Right shall remain exercisable for (A) one (1) year following the termination of the Participant’s employment or service by reason of death or Disability, but not later than the expiration of the Stock Appreciation Right Period; or (B) three (3) months following the termination of the Participant’s employment or service for any reason other than death or Disability, and other than the termination of the Participant’s employment or service for Cause, but not later than the expiration of the Stock Appreciation Right Period; and (ii) both the unvested and vested portion of a Stock Appreciation Right shall automatically expire upon the termination of the Participant’s employment or service for Cause without consideration therefor.
6.4.
Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:
a.
The Committee shall determine in its sole discretion whether, upon the exercise of a Stock Appreciation Right, payment shall be made in cash, in whole Shares or other property, or any combination thereof. The terms of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights shall be subject to such vesting conditions as may be imposed by the Committee. The Committee may impose such other conditions or restrictions on the terms of exercise of any Stock Appreciation Right, as it shall deem appropriate.

b.
Upon the exercise of a Stock Appreciation Right, the Company shall pay to the Participant an amount equal to the product of (i) the number of Shares subject to the Stock Appreciation Right that are being exercised and (ii) the excess, if any, of the Fair Market Value of a Share on the exercise date over the Strike Price, less an amount sufficient to satisfy any tax withholding obligation. The Company shall pay such amount in cash, in whole Shares or other property with a Fair Market Value equal to such amount, or any combination thereof, as determined by the Committee and set forth in an Award Agreement or otherwise.
c.
Without the approval of the Company’s stockholders, other than pursuant to Section 11.2, the Committee shall not (i) reduce the Strike Price of a Stock Appreciation Right after the Date of Grant of such Stock Appreciation Right when such Strike Price exceeds the Fair Market Value of one (1) Share, (ii) cancel a Stock Appreciation Right in exchange for cash or another Award, or (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded.
d.
For the avoidance of doubt, dividends and/or Dividend Equivalents shall not be payable with respect to Stock Appreciation Rights.
7.
RESTRICTED STOCK AND RESTRICTED STOCK UNITS
7.1.
Grants. Awards of Restricted Stock and Restricted Stock Units (a “Restricted Stock Award” and “Restricted Stock Unit Award,” respectively) may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Restricted Stock Awards and Restricted Stock Unit Awards may also be used to settle Performance Awards and other incentive compensation.
7.2.
Award Agreements. All Restricted Stock Awards and Restricted Stock Unit Awards granted pursuant to this Article 7 shall be evidenced by an Award Agreement in such form and containing such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant. The Committee shall impose such terms, conditions and/or restrictions on any Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable, including, without limitation: (a) a requirement that the Participant shall pay a stipulated purchase price for such Restricted Stock or Restricted Stock Unit; (b) forfeiture conditions; (c) transfer restrictions; (d) restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual); (e) time-based restrictions on vesting; and/or (f) restrictions under applicable federal or state securities laws.
7.3.
Rights of Holders of Restricted Stock and Restricted Stock Units. In the case of a Restricted Stock Award, except as determined by the Committee and specified in the Award Agreement, beginning on the Date of Grant of such Restricted Stock Award and subject to the Participant’s execution of the Award Agreement, the Participant shall have the rights and privileges of a stockholder of the Company with respect to all Shares subject thereto, including the right to vote such Shares and the right to receive dividends (if any) with respect to such Shares, subject to the terms of this Section 7.3. In the case of a Restricted Stock Unit Award, the Participant shall not have any rights or privileges of a stockholder of the Company with respect to the Shares subject thereto. Any cash, Shares or other property distributed as a dividend or otherwise with respect to any Restricted Stock Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award. To the extent that shares of Restricted Stock are forfeited, any certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder of the Company with respect thereto shall terminate without further obligation on the part of the Company.
7.4.
Effect of Termination of Employment or Service. The Award Agreement for a Restricted Stock Award or Restricted Stock Unit Award shall set forth the extent to which the Participant shall have the right to retain Restricted Stock or Restricted Stock Units following the termination of the Participant’s employment or service with the Company or an Affiliate; provided that, unless otherwise provided in the Award Agreement, if the Participant’s employment or service is terminated for Cause, such Restricted Stock and Restricted Stock Units shall be immediately forfeited, to the extent permissible under applicable law.
7.5.
Issuance of Shares; Restrictions. Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or the issuance of stock certificates, which certificates shall be held by the Company. Any such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. In order to enforce the limitations imposed upon the Restricted Stock, the Committee may cause “stop-transfer” instructions to be issued, as it deems necessary or appropriate. Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged, or otherwise encumbered, other than by will or the laws of descent and distribution.
7.6.
Delivery of Restricted Stock and Settlement of Restricted Stock Units.
a.
Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant (or the Participant’s executors, administrators, guardian or legal representative, as applicable), without charge, the certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends on Restricted Stock shall accrue and be withheld until the restrictions on such Restricted Stock lapse. Dividends, if any, withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in Shares having a Fair Market Value equal to the amount of such dividends, upon the lapse of restrictions on such share and, if such share is forfeited, the Participant shall forfeit such dividends (except as otherwise set forth in the applicable Award Agreement).
b.
Unless otherwise provided in an Award Agreement or otherwise determined by the Committee in accordance with the Plan, upon the expiration of the Restricted Period with respect to any Restricted Stock Units, the Company shall deliver to the Participant (or the Participant’s executors, administrators, guardian or legal representative, as applicable), without charge, one Share for each such Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Shares in lieu of delivering only Shares in respect of such Restricted Stock Units; or (ii) defer the delivery of Shares (or cash or part cash and part Shares, as the case may be) beyond the expiration of the Restricted Period if such delivery would result in a violation of applicable law until such time as is no longer the case. If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the Fair Market Value of the Shares as of the date on which the Restricted Period expired with respect to such Restricted Stock Units, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.

7.7.
Dividend Equivalents. Restricted Stock Units may include the right to receive, on a deferred basis, amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”), as set forth in the applicable Award Agreement. Dividend Equivalents shall accrue and be withheld until the Restricted Stock Units to which they relate vest. Dividend Equivalents, if any, withheld by the Committee and attributable to any particular Restricted Stock Unit shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in Shares having a Fair Market Value equal to the amount of such Dividend Equivalents then due; provided that, in the event that a Restricted Stock Unit is forfeited, the Dividend Equivalents attributable to such forfeited Restricted Stock Unit shall also be forfeited. Upon the vesting and settlement of Restricted Stock Units that include Dividend Equivalents, no further Dividend Equivalents shall accrue with respect to such Restricted Stock Units.
8.
OTHER SHARE-BASED AWARDS
8.1.
Grants. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”) may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Other Share-Based Awards may also be used to settle other Awards granted under the Plan and as a form of payment for other earned cash-based compensation. Other Share-Based Awards may be subject to such time-based restrictions on vesting as the Committee shall determine.
8.2.
Award Agreements; Dividend Equivalents. All Other Share-Based Awards granted pursuant to this Article 8 shall be evidenced by an Award Agreement in such form and containing such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. The terms of Other Share-Based Awards need not be the same with respect to each Participant. An Other Share-Based Award may include the right to receive Dividend Equivalents, as set forth in the applicable Award Agreement, which shall accrue and be withheld until such Other Share-Based Award vests. Dividend Equivalents, if any, withheld by the Committee shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in Shares having a Fair Market Value equal to the amount of such Dividend Equivalents then due; provided that, in the event that an Other Share-Based Award is forfeited, the Dividend Equivalents attributable to such forfeited Other Share-Based Award shall also be forfeited. Upon the vesting and settlement of an Other Share-Based Award that includes Dividend Equivalents, no further Dividend Equivalents shall accrue with respect to such Other Share-Based Award.
8.3.
Effect of Termination of Employment or Service. The Award Agreement for an Other Share-Based Award shall set forth the extent to which the Participant shall have the right to retain the Award following the termination of the Participant’s employment or service with the Company or an Affiliate; provided that, unless otherwise provided in the Award Agreement, if the Participant’s employment or service is terminated for Cause, such Other Share-Based Award shall be immediately forfeited, to the extent permissible under applicable law.
8.4.
Settlement. Except as may be provided in an Award Agreement, Other Share-Based Awards may be settled in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. The Award Agreement for an Other Share-Based Award shall set forth whether the Other Share-Based Award will be settled in a lump sum, in installments, or on a deferred basis, in each case, in accordance with procedures established by the Committee and subject to the requirements of Section 409A of the Code.

9.
PERFORMANCE AWARDS
9.1.
Grants. Performance Awards in the form of Performance Cash, Performance Shares, or Performance Share Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee.
9.2.
Performance Criteria. If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 9, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; booking value of contract awards; year-end backlog; days sales outstanding; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per Share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per Share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; stockholder equity; market share; regulatory achievements; and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel; or any other goals provided by the Committee. Such performance goals may also be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including, but not limited to, (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.
9.3.
Award Agreements. All Performance Awards granted pursuant to this Article 9 shall be evidenced by an Award Agreement in such form and containing such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. The terms of Performance Awards need not be the same with respect to each Participant. A Performance Award may include the right to receive Dividend Equivalents, as set forth in the applicable Award Agreement, which shall accrue and be withheld until such Performance Award vests. Dividend Equivalents, if any, withheld by the Committee shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in Shares having a Fair Market Value equal to the amount of such Dividend Equivalents then due; provided that, in the event that a Performance Award is forfeited, the Dividend Equivalents attributable to such forfeited Performance Award shall also be forfeited. Upon the vesting and settlement of a Performance Award that includes Dividend Equivalents, no further Dividend Equivalents shall accrue with respect to such Performance Award.

9.4.
Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount to be paid upon settlement of a Performance Award shall be conclusively determined by the Committee.
9.5.
Effect of Termination of Employment or Service. The Award Agreement for a Performance Award shall set forth the extent to which the Participant shall have the right to retain the Award following the termination of the Participant’s employment or service with the Company or an Affiliate; provided that, unless otherwise provided in the Award Agreement, if the Participant’s employment or service is terminated for Cause, such Performance Award shall be immediately forfeited, to the extent permissible under applicable law.
9.6.
Settlement. Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards shall be settled only after the end of the relevant Performance Period. Performance Awards may be settled in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. The Award Agreement for a Performance Award shall set forth whether the Performance Award will be settled in a lump sum, in installments, or on a deferred basis following the close of the Performance Period, in each case, in accordance with procedures established by the Committee and subject to the requirements of Section 409A of the Code. Performance Awards shall be settled as soon as administratively practicable following completion of the certifications required by this Section 9.6 and in a manner intended to comply with Section 409A of the Code, or an exemption thereunder, and local law, as applicable.
10.
CHANGE IN CONTROL PROVISIONS
10.1.
Treatment of Awards.
a.
Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or replaces an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment or service is terminated by such successor company (or a subsidiary thereof) without Cause or by the Participant for Good Reason within twenty-four (24) months following such Change in Control (or such other period set forth in the Award Agreement): (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment or service shall immediately vest, become fully exercisable, and may thereafter be exercised; (ii) restrictions, limitations and other conditions on Restricted Stock and Restricted Stock Units shall lapse, and such Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested; (iii) Performance Awards with one-year Performance Periods shall be payable at the “target” level of performance (as set forth in the applicable Award Agreement) and Performance Awards with multi-year Performance Periods shall be payable based on the achievement of the applicable performance criteria, which shall be deemed achieved (A) at the “target” level of performance (as set forth in the applicable Award Agreement), if such termination occurs within the first year of an open Performance Period, and (B) at the actual level of performance, measured as of the effective date of termination in substantially the same manner as contemplated by the applicable Award Agreement following the completion of the applicable Performance Period, as determined by the Board or the Committee in its sole discretion, if such termination occurs following the first year of an open Performance Period, and any other restrictions shall lapse and such Performance Awards shall be immediately settled; and (iv) restrictions, limitations and other conditions on Other Share-Based Awards shall lapse, and such Other Share-Based Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 10.1, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award shall be considered assumed or replaced if, following the Change in Control, the assumed or replacement award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).
b.
Unless otherwise provided in an Award Agreement and subject to compliance with Section 409A of the Code, in the event of a Change in Control of the Company, to the extent that the successor company does not assume or replace an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the Award): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or replaced shall immediately vest, become fully exercisable, and may thereafter be exercised; (ii) restrictions, limitations and other conditions on Restricted Stock and Restricted Stock Units that are not assumed or replaced shall lapse, and such Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested; (iii) Performance Awards that are not assumed or replaced shall, for Performance Awards with one-year Performance Periods, be payable at the “target” level of performance (as set forth in the applicable Award Agreement) and, for Performance Awards with multi-year Performance Periods, be payable based on the achievement of the applicable performance criteria, which shall be deemed achieved (A) at the “target” level of performance (as set forth in the applicable Award Agreement), if the Change in Control occurs within the first year of an open Performance Period, and (B) at the actual level of performance, measured as of the effective date of the Change in Control in substantially the same manner as contemplated by the applicable Award Agreement following the completion of the applicable Performance Period, as determined by the Board or the Committee in its sole discretion, if the Change in Control occurs following the first year of an open Performance Period, and any other restrictions shall lapse and such Performance Awards shall be immediately settled; and (iv) restrictions, limitations and other conditions on Other Share-Based Awards that are not assumed or replaced shall lapse, and such Other Share-Based Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.
c.
Notwithstanding the foregoing, the Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, or that each Option and Stock Appreciation Right shall be canceled and in consideration for such cancellation each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the Exercise Price or Strike Price, as applicable, of such Option or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction), or in a combination thereof, as the Committee, in its discretion, shall determine; provided that if the Exercise Price or Strike Price, as applicable, of such Option or Stock Appreciation Right equals or exceeds the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control, then such Option or Stock Appreciation Right may be canceled without the payment of consideration.

d.
Change in Control. Unless otherwise defined in an Award Agreement, for purposes of the Plan, “Change in Control” shall mean:
1.
With respect to Awards other than Deferred Compensation Awards, the occurrence of any one or more of the following: (i) any Person or other entity (other than the Company, a majority-owned Subsidiary or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by the Company), including a “group” as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of stock representing more than thirty-five percent (35%) of the combined voting power of the Company’s then outstanding securities; (ii) the consummation of a merger or consolidation of the Company with or into another corporation other than a majority-owned Subsidiary, or the sale or other disposal of all or substantially all of the Company’s assets, after which the Persons who were the members of the Board prior to such approval do not represent a majority of the directors of the surviving, resulting or acquiring entity or parent thereof; (iii) the consummation of a plan of liquidation; or (iv) within any period of twenty-four (24) consecutive months, Persons who were members of the Board immediately prior to such twenty-four (24) month period, together with Persons who were first elected as Directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) during such twenty-four (24) month period by or upon the recommendation of Persons who were members of the Board immediately prior to such twenty-four (24) month period and who constituted a majority of the Board at the time of such election, cease to constitute a majority of the Board.
2.
With respect to Deferred Compensation Awards, the occurrence of any one or more of any of the following:

(a) Change in the Ownership of the Company. A change in ownership of the Company shall occur on the date that any one Person, or more than one Person acting as a “Group” (as defined below), acquires ownership of stock of the Company that, together with stock held by such Person or Group, constitutes more than fifty percent (50%) of the total Fair Market Value or total voting power of the stock of the Company; provided, however, that, if any one Person, or more than one Person acting as a Group, is considered to own more than fifty percent (50%) of the total Fair Market Value or total voting power of the stock of the Company, the acquisition of additional stock by the same Person or Persons is not considered to cause a change in the ownership of the Company.

(b) Change in the Effective Control of the Company. A change in the effective control of the Company occurs on the date that any one Person, or more than one Person acting as a Group, acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of the Company possessing thirty-five percent (35%) or more of the total voting power of the stock of the Company; provided, however, that if any one Person, or more than one Person acting as a Group, is considered to effectively control the Company, the acquisition of additional control of the Company by the same Person or Persons is not considered a change in the effective control of the Company.

(c) Change in the Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one Person, or more than one Person acting as a Group, acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total Gross Fair Market Value (as defined below) equal to all or substantially all of the total Gross Fair Market Value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that a transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to:

(i) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to its Common Stock;

(ii) an entity, 50% or more of the total Fair Market Value or voting power of which is owned, directly or indirectly, by the Company;

(iii) a Person, or more than one Person acting as a Group, that owns, directly or indirectly, 50% or more of the total Fair Market Value or voting power of all the outstanding Common Stock of the Company; or

(iv) an entity, at least 50% of the total Fair Market Value or voting power of which is owned, directly or indirectly, by a Person described in clause (iii) above.

For purposes of this definition, “Gross Fair Market Value” shall mean the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, “Group” shall have the meaning given to such term in Treas. Reg. Section 1.409A-3(i)(5)(v)(B), (vi)(D) or (vii)(C), as applicable.

For purposes of the definition of “Change in Control” in Section 10.1(d)(2), Common Stock ownership is determined under Section 409A of the Code. This definition of Change in Control is intended to comply with Section 409A of the Code for purposes of payment of any Deferred Compensation Awards. Accordingly, any interpretation or determination of the Committee regarding the payment of such Deferred Compensation Awards in connection with a Change in Control shall take into account any applicable guidance and regulations under Section 409A of the Code.

e.
Release of Claims. Notwithstanding anything herein to the contrary, and except as the Committee may otherwise determine in its sole discretion, any acceleration of vesting of an Award pursuant to this Section 10 shall be contingent upon the timely execution and non-revocation by the Participant or the Participant’s executors, administrators, guardian or legal representative, as applicable, of a release of claims in favor of the Company, all Affiliates, and all of their respective officers, directors, employees, members, stockholders, affiliates, agents, successors and assigns, in a form reasonably satisfactory to the Company. Except as the Committee may otherwise determine in its sole discretion, if the Participant fails to execute such release (or revokes it), the Participant shall not be entitled to any accelerated vesting provided herein.
11.
GENERALLY APPLICABLE PROVISIONS
11.1.
Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal securities exchange on which the Shares are traded; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act, if applicable; and further provided that the Board may not, without the approval of the Company’s stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 11.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of Persons eligible to participate in the Plan, (d) amend any provision of

Section 5.3 or Section 6.4 to eliminate the requirements relating to minimum Exercise Price, minimum Strike Price or stockholder approval, or (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.3. The Board may not (except pursuant to Section 11.2 or in connection with a Change in Control), when the Exercise Price or Strike Price exceeds the Fair Market Value of a Share, without the approval of the Company’s stockholders, cancel an Option or Stock Appreciation Right in exchange for cash or take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, including a reduction of the Exercise Price of an Option or the Strike Price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for another Award. No amendments to, or suspension or termination of, the Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant’s consent.
11.2.
Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, Shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to outstanding Awards as the Committee deems equitable or appropriate to prevent dilution or enlargement of the rights of Participants under the Plan, taking into consideration the accounting and tax consequences, including: (a) such adjustments to (i) the terms of Awards, (ii) the aggregate number, class and kind of securities that may be delivered pursuant to the Plan, (iii) the maximum number of Shares that may be issued (in the aggregate or to any one Participant) under the Plan pursuant to the exercise of incentive stock options, (iv) the number, class, kind and Exercise Price or Strike Price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate; provided, however, that the number of Shares subject to any Award shall always be a whole number; (b) providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and (c) if not assumed or substituted, canceling any one or more outstanding Awards or portion thereof and causing to be paid to the holders thereof, in cash, Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which, if applicable, may be based upon the price per Share received or to be received by other stockholders of the Company in such event), including, in the case of an outstanding Option or Stock Appreciation Right, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or Stock Appreciation Right over the aggregate Exercise Price or Strike Price of such Option or Stock Appreciation Right (it being understood that, in such event, any Option or Stock Appreciation Right having an Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a Share subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of FASB Accounting Standards Codification Topic 718 or any successor rule), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. In the case of adjustments made pursuant to this Section 11.2, unless the Committee specifically determines that such adjustments are in the best interests of the Company or an Affiliate, the Committee shall, in the case of incentive stock options, ensure that any adjustments under this Section 11.2 will not constitute a “modification” within the meaning of Section 424(h)(3) of the Code and, in the case of other Awards, ensure that any adjustments under this Section 11.2 will be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 of the Exchange Act or the exemption under Section 409A of the Code, to the extent applicable. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
11.3.
Transferability of Awards. Except as provided below, no Award and no Shares subject thereto that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and each Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award (other than an incentive stock option) without consideration (each transferee thereof, a “Permitted Assignee”) (a) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (b) to a trust in which a majority of the beneficiaries are the Participant and/or the Persons referred to in clause (a), (c) to a partnership, limited liability company or corporation in which the Participant and/or the Persons referred to in clause (a) are a majority of the partners, members or stockholders, or (d) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section 11.3. The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Assignee, and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Assignee, except that: (i) Permitted Assignees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (ii) the Committee or the Company shall not be required to provide any notice to a Permitted Assignee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (iii) the consequences of the termination of the Participant’s employment or service with the Company or an Affiliate under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including that an Option or Stock Appreciation Right shall be exercisable by a Permitted Assignee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.
11.4.
Deferral. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred, subject to the requirements of Section 409A of the Code.
12.
MISCELLANEOUS
12.1.
Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such Person, a “Payee”) net of any applicable federal, state and local taxes (whether imposed in the United States or in any other jurisdiction) required to be paid or withheld as a result of (a) the grant of an Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the payment or delivery of cash, Shares or other property, (d) the lapse of any restrictions in connection with any Award, or (e) any other event occurring pursuant to the Plan. The Company or an Affiliate, as applicable, shall have the right to withhold from wages or other amounts otherwise payable to a Payee such withholding taxes as may be required by law, or to otherwise require a Payee to pay such withholding taxes. If a Payee shall fail to make such tax payments as are required, the Company or an Affiliate, as applicable, shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by the Participants for the payment of such taxes by tendering previously acquired Shares (which are not subject to any pledge or other security interest and are held for the applicable period as determined by the Company’s auditors to avoid adverse accounting charges) having a Fair Market Value equal to such withholding liability, or by directing the Company to retain Shares otherwise deliverable in connection with the Award pursuant to the exercise or settlement of the Award a number of Shares with a Fair Market Value equal to such liability; provided that the number of such Shares may not have a Fair Market Value greater than the minimum required statutory withholding liability unless determined by the Committee not to result in adverse accounting consequences.
12.2.
No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan. For an Award other than an Award of Options, the Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional Shares or whether any fractional Shares should be rounded, forfeited or otherwise eliminated.
12.3.
Right of Discharge Reserved; Claims to Awards. Nothing in the Plan or any Award Agreement, and no grant of an Award hereunder, shall confer upon any Participant the right to continue in the employment or service of the Company or an Affiliate or affect any right that the Company or an Affiliate may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Participant at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other service relationship. No Employee or Non-Employee Director shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Non-Employee Directors under the Plan.
12.4.
Substitute Awards. Notwithstanding anything herein to the contrary, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.
12.5.
Forfeiture Events.
a.
The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award, to the extent permissible under applicable law. Such events may include, but shall not be limited to, termination of employment or service, violation of material Company and/or Subsidiary policies, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or an Affiliate.
b.
If the Company is required to file an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or recklessly engaged in the misconduct, or knowingly or recklessly failed to prevent or report the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued for such period as determined by the Committee following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document reflecting such material noncompliance.

12.6.
Stop-Transfer Orders. All certificates evidencing Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the United States Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
12.7.
Nature of Payments. All Awards granted pursuant to the Plan are in consideration of service performed or to be performed for the Company (or any division or business unit of the Company) or an Affiliate. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Affiliate, except as may be determined by the Committee or by the Board or board of directors of the applicable Affiliate or as otherwise provided in the respective employee benefit plans of the Company or an Affiliate.
12.8.
Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
12.9.
Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of a change in law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.
12.10.
Construction. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”
12.11.
Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
12.12.
Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.
12.13.
Effective Date of the Plan; Termination of the Plan. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth (10th) anniversary of the Effective Date of the Plan (or, in the case of incentive stock options, the tenth (10th) anniversary of the date the Plan is approved by the Board), on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.
12.14.
Compliance with Securities Laws. As to any individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 of the Exchange Act, or any successor rule. To the extent any provision of the Plan or action by the Committee fails to so comply, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.
12.15.
Compliance with Section 409A of the Code. The Plan is intended to comply, and shall be administered in a manner that is intended to comply, with Section 409A of the Code to the extent subject thereto and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of the Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code. If a Participant is a “specified employee” (as defined in Section 409A of the Code) and should any portion of the Award that would otherwise be payable under such Award be determined to be a payment that is not exempt from Section 409A of the Code, such payment, to the extent otherwise payable within six (6) months after a “separation from service” (as defined in Section 409A of the Code), and to the extent necessary to avoid the imposition of taxes under Section 409A of the Code, will be settled on the earlier of the date that is six (6) months and one (1) day after the date of such separation from service or the date of the Participant’s death. For purposes of Section 409A of the Code, each installment payment provided under the Plan or any Award Agreement shall be treated as a separate payment. Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee shall have any liability to any Participant for such tax or penalty.
12.16.
No Registration Rights; No Right to Settle in Cash. The Company has no obligation to register with any governmental body or organization any of the following: (a) the granting of any Award; (b) any Shares issuable upon the exercise of any Award; or (c) the sale of any Shares issued upon the exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing. In particular, in the event that any of (x) the granting of any Award, (y) any Shares issuable upon the exercise of any Award, or (z) the sale of any Shares issued upon the exercise of any Award are not registered with any governmental body or organization, the Company shall not under any circumstance be required to settle its obligations, if any, under the Plan in cash.

12.17.
Stockholder Approval for Incentive Stock Options. The Plan shall become effective on the Effective Date, provided, however, that no incentive stock option that may be granted under the Plan shall be valid as an incentive stock option unless and until the Plan has been approved by the stockholders of the Company no later than the twelve (12) month anniversary of the date the Plan was approved by the Board in the manner provided under Section 424 of the Code and Treasury Regulations thereunder. Nothing in this clause shall affect the validity of Awards granted after the Effective Date if such stockholder approval has not been obtained.
12.18.
Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
12.19.
Other Agreements. The Committee may require, as a condition to the vesting of, the granting of and/or the receipt of Shares under, an Award, that Participants execute lock-up or other agreements, as it may determine in its sole and absolute discretion.
12.20.
Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive Shares under any Award granted under the Plan.
12.21.
Brokerage Accounts. Participants shall abide by the terms of any brokerage, custody or similar agreement established by the Company in connection with the administration of the Plan, including the automatic reinvestment of dividends and payments on Shares issued under the Plan, to the extent such Shares are held pursuant to such agreement. Such brokerage, custody or similar agreement may be modified by the Company (subject to the consent of such broker or applicable counterparty) at any time and from time to time.
12.22.
Data Privacy. Except as prohibited by applicable law (including, as applicable, foreign laws), the receipt by a Participant of an Award and the benefits thereunder may be conditioned on such Participant acknowledging and consenting to the collection, use and transfer, in electronic or other form, of personal data as described in this subsection by and among, as applicable, the Company and any Affiliate for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Committee may, from time to time and at any time, require Participants to execute consents or similar agreements providing for such collection, use and transfer, in a manner consistent with applicable law (including, as applicable, foreign laws). Subject to applicable law (including, as applicable, foreign laws), the Company and any Affiliate may hold certain personal information about a Participant, including, but not limited to, a Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares held in the Company or any Affiliate, and details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the “Data”). Subject to applicable law (including, as applicable, foreign laws), the Company and any Affiliate may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of a Participant’s participation in the Plan, and the Company and any Affiliate may each further transfer the Data to any third parties assisting the Company and any Affiliate in the implementation, administration and management of the Plan. These recipients may be located in a Participant’s country, or elsewhere, and a Participant’s country may have different data privacy laws and protections than the recipients’ country. Through acceptance of an Award, subject to applicable law (including, as applicable, foreign laws), each Participant authorizes and shall authorize upon request such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing a

Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or any Affiliate, or a Participant, may elect to deposit any Shares. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage a Participant’s participation in the Plan. Subject to applicable law (including, as applicable, foreign laws), a Participant may, at any time, view the Data held by the Company or any Affiliate with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to such Participant, or refuse or withdraw the consents set forth in the Award Agreement in writing, in any case without cost, by contacting such Participant’s local human resources representative.
12.23.
Mitigation of Excise Tax. Subject to the last sentence of this Section 12.23, if any payment or right accruing to a Participant under the Plan (without the application of this Section 12.23), either alone or together with other payments or rights accruing to the Participant from the Company or any Affiliate (“Total Payments”), would constitute a “parachute payment” (as defined in Section 280G of the Code), such payments and rights shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether and how any reduction in the rights or payments under the Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. Unless otherwise provided in an Award Agreement or in an employment agreement, the foregoing provisions of this Section 12.23 shall apply with respect to any Person only if, after reduction for any applicable federal excise tax imposed by Section 4999 of the Code and federal income tax imposed by the Code, the Total Payments accruing to such Person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction for only federal income taxes. Notwithstanding the foregoing, in the event that a Participant is a party to an employment agreement or other agreement with the Company or an Affiliate that provides for more favorable treatment for the Participant regarding Section 280G of the Code, such agreement shall be controlling.
12.24.
Clawback. Notwithstanding anything herein to the contrary, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).
12.25.
Awards to Foreign Nationals and Participants Outside the United States. To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practice and to further the purposes of the Plan, the Committee may, without amending the Plan, (a) establish a sub-plan hereunder and/or rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in the Plan, and (b) grant Awards to such Participants in accordance with those rules.

12.26.
Plan Document Controls. The Plan and each Award Agreement constitute the entire agreement with respect to the subject matter hereof and thereof; provided, however, that in the event of any inconsistency between the Plan and any Award Agreement, the terms and conditions of the Plan shall control.
12.27.
Employment Agreement Supersedes Award Agreement. Subject to Section 4.3, in the event that a Participant is a party to an employment agreement with the Company and/or an Affiliate that expressly provides for vesting or extended exercisability of Awards on terms more favorable to the Participant than the Participant’s Award Agreement or the Plan, such employment agreement shall be controlling; provided, however, that: (a) if the Participant is a Person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company, any terms in the employment agreement requiring Committee, Board or stockholder approval in order for an exemption from Section 16(b) of the Exchange Act to be available shall have been approved by the Committee, the Board or the stockholders, as applicable; and (b) the employment agreement shall not be controlling to the extent the Participant and the Company and/or an Affiliate agree that it shall not be controlling; and (c) an employment agreement or modification to an employment agreement shall be deemed to modify the terms of any pre-existing Award only if the terms of the employment agreement expressly so provide.

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SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. ET on May 20, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. ET on May 20, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided and return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.PERDOCEO EDUCATION CORPORATIONATTN: GREG JANSEN 1750 E. GOLF ROAD SUITE 350 SCHAUMBURG, IL 60173 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V88884-P45278 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY PERDOCEO EDUCATION CORPORATION The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain 1a. Dennis H. Chookaszian The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 1b. Kenda B. Gonzales 2. Approval of Perdoceo Education Corporation 2026 Long Term Incentive Plan.1c. Patrick W. Gross 3. Advisory vote to approve executive compensation paid by the Company to its Named Executive Officers.1d. William D. Hansen 4. Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026.1e. Gregory L. Jackson 1f. Todd S. Nelson NOTE: Such other business as may properly come before the meeting or any adjournment thereof.1g. Hanna Skandera 1h. Leslie T. Thornton 1i. Alan D. Wheat Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V88885-P45278 PERDOCEO EDUCATION CORPORATION Annual Meeting of Stockholders May 21, 2026 9:00 AM CDT This proxy is solicited by the Board of Directors The undersigned hereby appoints Greg E. Jansen and Andrew Terry and each of them, as proxies, with full power of substitution and revocation, to vote, as designated on the reverse side hereof and in such proxyholder's or proxyholders' judgment upon any other matters that may properly come before the Annual Meeting of Stockholders, all the Common Stock of Perdoceo Education Corporation which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders or at any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held on May 21, 2026, beginning at 9:00 AM, CDT, at the campus support center at Perdoceo Education Corporation, 1750 E. Golf Road, Suite 350, Schaumburg, Illinois 60173. To obtain directions to attend the 2026 Annual Meeting and vote in person, you may call our Investor Relations support team at Alpha IR Group at (312) 445-2870. The undersigned hereby revokes ALL previous proxies given to vote at the 2026 Annual Meeting or at any adjournment or postponement thereof. Unless otherwise marked, this proxy will be voted FOR the election of each of the nominees named in proposal 1, FOR proposal 2, FOR proposal 3 and FOR proposal 4. In addition, this proxy confers discretionary authority to the persons named as proxies herein to vote, in their sole discretion, on any other matters that may properly come before the Annual Meeting to the extent permitted by Rule 14a - 4(c) of the Securities Exchange Act of 1934, as amended. Proposals 1, 2, 3 and 4 are being proposed by Perdoceo Education Corporation.Continued and to be signed on reverse side